UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone Strategic Credit Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

(a)

Blackstone

# Blackstone Senior Floating Rate Term Fund
(NYSE: BSL)

---

# Blackstone Long-Short Credit Income Fund
(NYSE: BGX)

---

# Blackstone Strategic Credit Fund
(NYSE: BGB)

## Annual Report
**December 31, 2022**

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	68
Statements of Operations	69
Statements of Changes in Net Assets	70
Statements of Cash Flows	71
Financial Highlights	72
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	97
Summary of Dividend Reinvestment Plan	98
Additional Information	99
Summary of Updated Information Regarding the Funds	101
Summary of Fund Expenses	128
Senior Securities	129
Market and Net Asset Value Information	131
Privacy Procedures	134
Trustees & Officers	145

Blackstone Credit Funds	Manager Commentary

December 31, 2022 (Unaudited)

To Our Shareholders:

Volatility charcterized global credit markets in 2022 amid multiple macro headwinds after a year of record growth and broad recovery from the COVID-19 pandemic. Performance suffered as central banks embarked on one of the most coordinated tightening cycles globally and as recession concerns mounted. Historically, loans have outperformed both fixed rate and equities during periods in which the U.S. Federal Reserve increased interest rates, and this past year was no different. Duration and fixed rate assets were hardest hit by rising interest rates, while floating rate loans significantly outperformed the broader debt and equity markets, with a rally over the final quarter pushing loan returns almost back to positive territory.i

Prices across both loans and high-yield tumbled through the first half of the year following the invasion of Ukraine and continued to decline through the summer as risk-off sentiment escalated. Loan and high-yield prices hit their annual lows in the summer and then rallied by year end, albeit with some volatility along the way. Average loans prices lost roughly 6 points to end the year at $92.44,ii while high-yield average prices experienced an even sharper decline, dropping over 7 points to $86.22 by year end.iii

The risk-off sentiment led to a bifurcation of performance between higher and lower quality assets in 2022. BB loans returned 2.99% and CCC loans returned -12.00%,iv while the overall U.S. loan index returned -0.60%.v

The volatility roiled primary markets, leading to a steep decline in issuance across credit markets. Institutional loan issuance totalled $225 billion in 2022, a 63% drop from the historic peak of $615 billion set in 2021. High-yield bonds slumped further, and this year’s issuance of $102 billion is the market’s lowest annual volume since 2008.vi

12-Month Total Returns as of December 31, 2022
US Loans (Morningstar LSTA US Leveraged Loan Index)	-0.60%
US High Yield Bonds (Bloomberg High Yield US High Yield Index)	-11.19%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	1.51%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	-16.33%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	-13.01%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	-15.76%
Emerging Markets (Bloomberg EM USD Aggregate Index)	-15.26%
US Large Cap Equities (S&P 500® Index)	-19.44%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

On the demand side, the year started with loan inflows as investors continued to rotate into retail funds at the prospect of rising rates. However, macro volatility ended the positive streak with outflows experienced every month starting with May, turning the $22 billion of inflows through the end of April to full year outflows of -$13 billionvii. High-yield funds notched two strong months of inflows in October and November, but had a tough yearoverall with nearly $50 billion exiting these funds over the course of the year.viii

Despite low asset supply and a challenged arbitrage as liability spreads widened with the weakness of the primary markets, the CLO market had a relatively strong year of supply with $129 billion of CLOs pricing in 2022.ix That compares with the CLO market’s 2021 record high of $187 billion. The loan market selloff created a ”pull-to-par“ price arbitrage opportunity, helping managers to offset the high cost of liabilities to potentially bolster equity returns. Solid performance followed as well, and CLO debt tranches outperformed U.S. loans and high-yield for the year, returning +0.21%.x This positive performance was carried by the +1.05% return for CLO AAAs, while returns for all other rated CLO debt tranches were negative for the 2022 period.xi

Fundamental concerns increased as the year progressed, as attention moved to slowing growth and recession. Downgrades increased, but U.S. loan and high-yield default rates remained near their historical lows, both finishing the year under 1%.xii However, this is expected to rise in 2023 as companies become more vulnerable to higher interest expenses and cost pressures due to slower growth and tightening financial conditions.xiii Unlike the early days of the COVID-19 pandemic, when downgrades spiked and then returned to normal relatively quickly, the weaker economic outlook means we don’t expect a near-term reversal in rising downgrades and defaults.xiv

A technical rally has encompassed credit markets in the first month of 2023, and we believe technicals will remain a key driver of performance at least over the near term. Primary loan and high yield supply is expected to remain subdued, with the focus on managing the maturity wall. Demand from CLOs, which represent 61% of the loan buyer base,xv is forecasted to stay subdued, at least during the first half of 2023.xvi We believe a slower pace of CLO issuances due to tight arbitrage and limited loan supply has allowed liability spreads to tighten. Retail demand is expected to return as the macro backdrop stabilizes.

At Blackstone Credit, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

2	www.blackstone-credit.com

Blackstone Credit Funds	Manager Commentary

December 31, 2022 (Unaudited)

All figures are approximate and as of December 31, 2022, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB 's portfolio and performance positioning, these terms refer to BSL's, BGX's and BGB's adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL's, BGX's and BGB's financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL's, BGX's and BGB's prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

[i]	Morningstar LSTA US Leveraged Loans Index, December 31, 2022.

ii	Morningstar LSTA US Leveraged Loans Index, December 31, 2022.

iii	Bloomberg US High Yield Bond Index, December 31, 2022.

iv	Morningstar LSTA US Leveraged Loans Index, December 31, 2022.

[v]	Morningstar LSTA US Leveraged Loans Index, December 31, 2022.

vi	LCD, December 30, 2022.

vii	JPMorgan, Lipper, December 30, 2022

viii	LCD, December 30, 2022.

ix	LCD, December 30, 2022.

[x]	JP Morgan CLOIE Index, December 31, 2023.

xi	JP Morgan CLOIE, January 3, 2023.

xii	JP Morgan Default Monitor, January 3, 2023.

xiii	JP Morgan, U.S. High Yield & Leveraged Loan Credit Outlook, December 2022.

xiv	LCD Quick Take: Loan downgrades outpace upgrades by most in two years, November 28, 2022.

xv	JP Morgan Research, November 30, 2022.

xvi	Barclays Research, Global CLOs, Light at the end of the 1H, December 1, 2022

Annual Report | December 31, 2022	3

Blackstone Senior Floating Rate Term Fund	Fund Summary

December 31, 2022 (Unaudited)

Blackstone Senior Floating Rate Term Fund

Fund Overview

Blackstone Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of December 31, 2022, BSL outperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the ten-year and since inception periods and underperformed its benchmark for the one-year, three-year, and five-year periods. On a share price basis, the Fund underperformed its benchmark for the one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 7.3% for the 12 months ended December 31, 2022, compared to its peer group average discount of 8.1% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the twelve months ended December 31, 2022 was primarily attributable to leverage and credit selection. By issuer, the largest positive contributors to performance were Quidditch Acquisition, Vantage Specialty Chemicals, and National Intergovernmental Purchasing Alliance, and the most significant detractors were Carestream Health, Genesiscare USA, and AMC Entertainment.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk into a strengthening market. The Fund’s largest sector overweights were Computers & Peripherals; Diversified Financial Services; and Healthcare Providers & Services. The largest sector underweights were Software; Hotels, Restaurants & Leisure; and IT Services. The Fund reduced its allocation to high yield bonds during the period in favor of CLO securities.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Fund Summary

December 31, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of December 31, 2022)

	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-8.07%**	1.57%	2.87%	3.95%	4.70%
Market Price*	-22.89%	-1.84%	-0.02%	2.19%	3.34%
Morningstar LSTA US Leveraged Loan Index	-0.60%	2.54%	3.31%	3.67%	4.28%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2022 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2022	5

Blackstone Senior Floating Rate Term Fund	Fund Summary

December 31, 2022 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.
^	Less than 0.05%

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.97%
Current Dividend Yield^	9.65%
Effective Duration^^	0.34 yr
Average Position*	0.23%
Leverage*	31.80%

^	Using current dividend rate of $0.100/share and market price/share as of 12/31/2022.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

WP CityMD Bidco LLC	1.2%
Level 3 Financing Inc	1.0%
Park River Holdings, Inc.	1.0%
Mitchell International, Inc.	1.0%
PetVet Care Centers LLC	1.0%
Telenet Financing Usd Llc	0.9%
Ziggo Financing Partners	0.9%
Vantage Specialty Chemicals, Inc.	0.9%
Froneri International, Ltd.	0.9%
Chariot Buyer Llc	0.9%
Top 10 Issuer	9.7%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	9.0%
Health Care Providers & Services	8.9%
Diversified Financial Services	7.8%
Professional Services	5.6%
Media	5.5%
Top 5 Industries	36.8%

*	As a percentage of Managed Assets.

^	GICS Industry Classification Schema.

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2022 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of December 31, 2022, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the ten-year and since inception periods and underperformed its benchmark for the one-year, three-year, and five-year periods. On a share price basis, the Fund underperformed its benchmark for the one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 10.8% for the 12 months ended December 31, 2022, compared to its peer group average discount of 8.9% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the twelve months ended December 31, 2022 was primarily attributable to leverage and credit selection within loans. By issuer, the largest positive contributors to performance were Quidditch Acquisition, Vantage Specialty Chemicals, and PBF Finance, and the most significant detractors were Carestream Health, AMC Entertainment, and Genesiscare USA.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk into a strengthening market. The Fund’s largest sector overweights were Diversified Financial Services; Computers & Peripherals; and Commercial Services & Supplies. The largest sector underweights were Media; Hotels, Restaurants & Leisure; and Diversified Telecommunication Services. The Fund increased its allocation to high yield bonds and CLO securities during the period, while reducing its exposure to broadly syndicated loans.

Annual Report | December 31, 2022	7

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of December 31, 2022)

	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-11.19%**	0.43%	2.57%	4.31%	4.67%
Market Price*	-20.58%	-4.15%	1.04%	2.91%	3.00%
70% Morningstar LSTA US LLI / 30% Bloomberg U.S. HYI	-3.81%	1.83%	3.03%	3.80%	4.17%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2022 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

December 31, 2022 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.67%
Current Dividend Yield^	10.52%
Effective Duration^^	1.05 yr
Average Position*	0.23%
Leverage*	39.16%

^	Using current dividend rate of $0.095/share and market price/share as of 12/31/2022.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Mitchell International, Inc.	1.2%
WP CityMD Bidco LLC	1.1%
Level 3 Financing Inc	1.0%
Park River Holdings, Inc.	1.0%
Telenet Financing Usd Llc	0.9%
Virgin Media Bristol Llc	0.9%
Froneri International, Ltd.	0.9%
UPC Financing Partnership	0.8%
Vantage Specialty Chemicals, Inc.	0.8%
Chariot Buyer Llc	0.8%
Top 10 Issuer	9.4%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Diversified Financial Services	8.7%
Software	8.2%
Health Care Providers & Services	7.3%
Media	5.4%
Hotels, Restaurants & Leisure	4.9%
Top 5 Industries	34.5%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

Annual Report | December 31, 2022	9

Blackstone Strategic Credit Fund	Fund Summary

December 31, 2022 (Unaudited)

Blackstone Strategic Credit Fund

Fund Overview

Blackstone Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of December 31, 2022, BGB underperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the one-year, three-year, five-year, ten-year and since inception periods. On a share price basis, the Fund underperformed its benchmark for the one-year, three-year, five-year, ten-year and since inception periods. The shares of the Fund traded at an average discount to NAV of 10.2% for the 12 months ended December 31, 2022, compared to its peer group average discount of 9.0% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the twelve months ended December 31, 2022 was primarily attributable to leverage and credit selection in loans. By issuer, the largest positive contributors to performance were Ridgeback Resources, PBF Finance, and Quidditch Acquisition, and the most significant detractors were Carestream Health, AMC Entertainment, and Genesiscare USA.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to reduce risk into a strengthening market. The Fund’s largest sector overweights were Computers & Peripherals; Commercial Services & Supplies; and Healthcare Providers & Services. The largest sector underweights were Media; Hotels, Restaurants & Leisure; and Diversified Telecommunication Services. The Fund increased its allocation to high yield bonds during the period, while reducing its exposure to broadly syndicated loans.

10	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Fund Summary

December 31, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of December 31, 2022)

	1 Year	3 Year†	5 Year†	10 Year†	Since Inception†
NAV*	-10.60%**	-0.31%	1.59%	3.69%	3.77%
Market Price*	-16.13%	-2.71%	0.39%	2.67%	1.98%
75% Morningstar LSTA US LLI /25% Bloomberg U.S. HYI	-3.28%	1.95%	3.08%	3.78%	3.87%

†	Annualized.

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of December 31, 2022 may differ from the net asset value for financial reporting purposes.

Annual Report | December 31, 2022	11

Blackstone Strategic Credit Fund	Fund Summary

December 31, 2022 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.53%
Current Dividend Yield^	9.64%
Effective Duration^^	1.07 yr
Average Position*	0.22%
Leverage*	36.78%

^	Using current dividend rate of $0.085/share and market price/share as of 12/31/2022.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

WP CityMD Bidco LLC	1.1%
Level 3 Financing Inc	1.0%
Park River Holdings, Inc.	1.0%
Mitchell International, Inc.	1.0%
PetVet Care Centers LLC	0.9%
Froneri International, Ltd.	0.9%
Telenet Financing Usd Llc	0.9%
Peraton Corp.	0.8%
UPC Financing Partnership	0.8%
Ziggo Financing Partners	0.8%
Top 10 Issuer	9.2%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	9.4%
Health Care Providers & Services	8.1%
Media	5.8%
Professional Services	5.2%
Hotels, Restaurants & Leisure	4.8%
Top 5 Industries	33.3%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

12	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 129.37%
Aerospace & Defense - 4.92%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$971,648	$949,179
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	2,012,539	1,704,188
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	409,330	346,615
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,693,999	1,334,024
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	2,312,274	2,262,178
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 3M US L + 2.25%, 12/09/2025	1,775,518	1,757,319
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	610,769	600,942
		8,954,445

Air Freight & Logistics - 1.72%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 07/26/2028	1,671,727	1,535,323
XPO Logistics Inc, First Lien Refinancing Term Loan, First Lien Term Loan, 1M US L + 1.75%, 02/24/2025	1,600,000	1,594,872
		3,130,195

Airlines - 2.41%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	900,000	892,265
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	782,743	754,494
American Airlines, Inc., First Lien 2020 Term Loan, 3M US L + 1.75%, 01/29/2027	395,440	376,374
Brown Group Holding LLC, First Lien Term Loan, 1M US L + 2.50%, 0.50% Floor, 06/07/2028	1,047,160	1,029,856
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	173,714	168,503
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,181,201	1,169,637
		4,391,129

Auto Components - 1.22%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M US L + 5.25%, 07/25/2029	1,472,000	1,343,200
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	1,284,297	877,984
		2,221,184

Beverages - 1.16%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	2,267,978	2,116,874

Biotechnology - 0.75%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US L + 2.00%, 11/08/2027	1,400,861	1,357,673

Building Products - 3.17%
Arc Falcon I, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2028	56,672	50,056
Chariot Buyer LLC, First Lien Term Loan:
1M US L + 3.25%, 0.50% Floor, 11/03/2028	1,058,945	1,000,703
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,310,605	1,306,509
CP Atlas Buyer, Inc., First Lien B Term Loan, 1M US L + 3.50%, 0.50% Floor, 11/23/2027	1,687,460	1,484,307
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US L + 3.25%, 0.75% Floor, 02/25/2028	2,050,044	1,929,604
		5,771,179

See Notes to Financial Statements.

Annual Report | December 31, 2022	13

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Capital Markets - 0.56%
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	$1,047,342	$1,029,668

Chemicals - 3.69%
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	808,904	591,309
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	1,000,000	986,875
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	1,150,930	1,122,156
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	748,291	728,652
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	911,113	904,708
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,114,156	1,090,620
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	635,200	621,781
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	673,900
		6,720,001

Commercial Services & Supplies - 4.63%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026(b)	1,074,290	956,118
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,589,107	1,579,747
Covanta 11/21 TLC, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	119,934	119,227
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	601,071	533,950
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	599	577
Foundational Education Group, Inc., First Lien Term Loan, 3M US L + 3.75%, 08/31/2028(b)	1,463	1,317
Garda World Security Corp., First Lien B-2 Term Loan, 3M US L + 4.25%, 10/30/2026	1,101,356	1,074,372
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)	589,048	401,289
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,267,200	1,226,016
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	575,051	551,474
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	713,846	663,877
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	1,084,931	908,706
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	339,429	328,538
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.00%, 02/05/2026	90,469	86,026
		8,431,234

Communications Equipment - 0.17%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	854,492	301,208

Construction & Engineering - 2.69%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	1,437,977	1,347,499
APi Group DE, Inc., First Lien Term Loan, 1M US L + 2.75%, 01/03/2029	997,465	990,857
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	1,076,180	1,062,674
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	1,585,457	1,496,275
		4,897,305

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Construction Materials - 0.83%
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	$1,564,988	$1,516,083

Containers & Packaging - 1.64%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	271,003	269,341
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	567,143	539,849
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 3M US L + 1.75%, 02/04/2027	1,695,022	1,684,030
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	800,000	260,000
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	29,419	28,321
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	206,509	198,802
		2,980,343

Distributors - 1.03%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,160,629	1,882,793

Diversified Consumer Services - 5.62%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	571,298	559,635
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	1,237,812	1,212,542
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	769,022	717,402
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027	490,359	205,032
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 03/12/2029	231,783	216,935
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	1,476,169	1,422,924
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	1,400,000	1,389,500
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	512,309	485,413
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US L + 3.25%, 0.50% Floor, 02/10/2029	1,331,951	1,298,652
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	1,346,565	1,199,291
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	1,565,424	1,537,638
		10,244,964

Diversified Financial Services - 3.86%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	752,904	720,906
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	487,205	428,740
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	2,511,032	2,321,412
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	412,371	344,588
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	162,722	156,213
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	1,732,194	1,584,957
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	1,575	1,559
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,475,177	1,467,801
		7,026,176

Diversified Telecommunication Services - 4.19%
Level 3 Financing, Inc., First Lien Term Loan, 1M US L + 1.75%, 03/01/2027	2,919,606	2,805,172
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	2,492,903	2,432,450
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	1,254,928	592,057

See Notes to Financial Statements.

Annual Report | December 31, 2022	15

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Diversified Telecommunication Services (continued)
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	$1,871,419	$1,803,383
		7,633,062
Electric Utilities - 0.54%
MIRION TECHNOLOGIES, INC., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	997,481	981,452

Electrical Equipment - 0.00%(d)
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	3,863	3,604

Electronic Equipment, Instruments & Components - 1.32%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,648,222	1,627,619
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,525	3,383
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.50%, 07/24/2026	419,474	402,695
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	468,085	374,468
		2,408,165
Energy Equipment & Services - 0.39%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	755,413	705,839

Entertainment - 2.55%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	2,364,339	1,292,750
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	1,374,872	1,325,611
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(b)	864,552	825,647
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(e)	1,435,625	271,319
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026(e)	226,131	41,867
NASCAR HOLDINGS, INC. TLB, First Lien Term Loan, 3M US L + 2.75%, 10/19/2026	897,784	896,872
		4,654,066
Food Products - 1.93%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US L + 2.25%, 01/29/2027	2,444,110	2,383,350
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,165,991	1,139,756
		3,523,106
Health Care Equipment & Supplies - 4.29%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	2,284,732	2,050,547
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027(b)	155,679	119,094
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	576,079	497,228
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,016,492	1,695,659
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	833,310	738,696
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,348,592	1,304,763
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026	1,500,000	1,417,500
		7,823,487
Health Care Providers & Services - 12.79%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	269,360	228,283
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	1,302,967	1,104,265
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	975,574	952,653

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Health Care Providers & Services (continued)
Envision Healthcare Corp., First Lien Term Loan:
3M US L + 4.25%, 03/31/2027	$1,447,962	$506,787
3M US L + 7.88%, 03/31/2027	223,385	200,069
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,970,592	720,498
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	2,330,990	1,665,690
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(b)	967,361	914,156
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,093,827	1,019,173
Iaa Spinco Inc. Tlb, First Lien Term Loan, 3M US L + 3.25%, 12/22/2028	3,096,548	3,094,009
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,392,207	1,315,810
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	937,231	880,997
Medical Solutions LLC, First Lien Term Loan, 1M US L + 3.50%, 11/01/2028	142,319	133,705
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	925,783	762,327
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	2,230,213	1,571,062
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	63,269	44,569
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,395,363	1,249,875
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,523,008	1,276,783
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
1M US L + 3.25%, 0.50% Floor, 12/29/2028	26,806	25,522
3M US L + 1.88%, 12/29/2028(f)	2,036	1,938
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	1,602,273	1,510,783
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	1,120,000	1,034,600
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,287,714	1,214,836
Radiology Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 07/09/2025	913,380	770,952
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	1,284,983	1,105,085
		23,304,427
Health Care Technology - 2.27%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	1,714,853	1,552,559
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	739,724	701,085
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,892,413	1,884,134
		4,137,778
Hotels, Restaurants & Leisure - 4.07%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,346,530	1,325,968
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	1,690,790	1,673,248
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/01/2028	1,385,936	1,286,149
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	288,485	288,701
Flutter Financing B.V., First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/16/2028	1,241,150	1,237,532
MIC Glen LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 07/21/2028	1,607	1,533
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	868,328	798,319
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	820,507	794,866
		7,406,316

See Notes to Financial Statements.

Annual Report | December 31, 2022	17

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Household Durables - 0.48%
Hunter Douglas Inc., First Lien Term Loan, 3M US L + 3.50%, 02/26/2029	$985,155	$871,774

Independent Power and Renewable Electricity Producers - 0.81%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,346,512	1,331,788
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	156,027	139,633
		1,471,421
Industrial Conglomerates - 4.03%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	840,688	792,348
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,585,985	1,538,159
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026	74,853	67,508
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026	1,384,648	1,248,780
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.50%, 04/05/2029	846,666	792,995
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,481,595	1,347,325
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	1,618,789	1,561,759
		7,348,874
Insurance - 1.88%
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.25%, 0.75% Floor, 02/19/2028	1,755,581	1,726,641
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	1,767,356	1,694,770
		3,421,411
Interactive Media & Services - 1.85%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	498,734	494,495
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	742,577	669,596
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.25%, 02/23/2029	705,038	631,449
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025	1,624,056	1,575,335
		3,370,875
IT Services - 3.28%
DCert Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/16/2026	302	292
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 3M US L + 7.00%, 02/19/2029	1,581,655	1,450,377
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	2,368,605	2,137,666
Ensono LP, First Lien Initial Term Loan, 1M US L + 3.75%, 05/26/2028	176	159
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US L + 1.75%, 04/28/2028	1,196,965	1,186,492
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	890,154	841,752
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	150,498	137,518
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	239,796	219,113
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	1,585	1,534
1M US L + 3.75%, 02/15/2029	1,584	1,533
		5,976,436
Leisure Products - 1.04%
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	381	365

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Leisure Products (continued)
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	$20	$20
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,898,858	1,891,746
		1,892,131

Life Sciences Tools & Services - 2.41%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	1,000,000	986,410
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	2,635,346	2,183,226
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	498,741	490,324
Parexel International Corporation, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/15/2028	747,418	721,467
		4,381,427

Machinery - 0.97%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	1,725,882	1,682,519
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	99,738	93,435
		1,775,954

Media - 7.89%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,364,151	1,353,920
Charter Communications Operating LLC, First Lien Term Loan, 1M US L + 1.75%, 02/01/2027	1,047,294	1,024,253
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,574,146	1,437,393
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	1,443,932	1,427,890
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,296,725	1,059,334
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/24/2026	1,117,859	1,102,488
3M US L + 4.25%, 06/24/2029	217,091	215,029
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,182,983	2,135,230
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,694,655	1,669,387
1M US L + 3.25%, 01/31/2029	550,000	546,013
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	2,450,861	2,395,533
		14,366,470

Mortgage Real Estate Investment Trusts (REITs) - 0.32%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	299,227	292,681
1M US L + 2.75%, 0.50% Floor, 04/23/2026	299,239	294,002
		586,683

Multiline Retail - 0.92%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,700,000	1,683,637

Oil, Gas & Consumable Fuels - 0.95%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	758,066	754,791
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	1,020,441	972,679
		1,727,470

Pharmaceuticals - 0.51%
Bausch Health Companies Inc., First Lien Term Loan, 3M US L + 5.25%, 02/01/2027	4,352	3,326
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,040,524	927,804
		931,130

See Notes to Financial Statements.

Annual Report | December 31, 2022	19

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Professional Services - 8.11%
AG Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/29/2028(b)	$556,380	$532,733
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	797,970	792,627
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,865,513	1,638,536
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,844,878	1,545,666
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	567,442	406,288
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	304,000	290,700
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,340,463	1,330,530
Equiniti Group PLC, First Lien Term Loan, 6M US L + 4.75%, 12/11/2028	346,473	344,307
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	659,368	598,377
Inmar, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/01/2024	595,276	543,338
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	1,002,931	937,740
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,315,780	1,261,504
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/26/2026(b)	1,500,094	1,485,093
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	1,797,949	1,775,637
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	368,955	365,957
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025(f)	33,796	32,852
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	922,932	897,169
		14,779,054

Road & Rail - 0.72%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	1,347,686	1,309,924

Semiconductors & Semiconductor Equipment - 0.41%
Coherent Corp., First Lien Term Loan, 3M US L + 2.75%, 0.50% Floor, 07/02/2029	748,091	742,106

Software - 13.02%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	579,855	545,064
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	1,705,529	1,693,027
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,628,185	1,550,846
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,798,077	1,613,774
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US L + 4.75%, 04/26/2029	759,219	701,329
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	813,570
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	904,944	861,398
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,346,895	1,296,110
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	2,079,818	1,880,676
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	765,110	727,620
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	1,056,054	998,631
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,552,645	1,276,274
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	421,462	400,840
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	250,373	198,265
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,970,973	1,569,594
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	537,313	314,328
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	724,416	711,739
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,702,902	1,466,097

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Software (continued)
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.75%, 05/02/2029	$404,917	$380,371
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	325,261	303,966
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	1,401,366	1,087,376
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,717	2,619
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	816,502	774,510
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	199,460	196,281
1M US L + 2.25%, 0.50% Floor, 03/22/2029	300,540	295,751
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	369,112	262,267
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,154,686	1,790,005
		23,712,328

Specialty Retail - 0.90%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,315,170	1,245,308
3M US L + 4.25%, 0.50% Floor, 03/31/2026	221,084	207,681
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	198,438	187,897
		1,640,886

Technology Hardware, Storage & Peripherals - 0.68%
Project Castle, Inc., First Lien Term Loan, 3M US L + 5.50%, 06/01/2029	1,520,000	1,236,900

Textiles, Apparel & Luxury Goods - 0.47%
S&S Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 0.50% Floor, 03/11/2028	934,927	854,683

Trading Companies & Distributors - 2.40%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	1,795,741	1,704,608
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	3,043,616	2,674,578
		4,379,186

Wireless Telecommunication Services - 0.89%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,692,170	1,621,099

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $253,431,451)		235,635,615

COLLATERALIZED LOAN OBLIGATION SECURITIES - 7.48%(a)
Diversified Financial Services - 7.48%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(g)	500,000	433,365
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(g)	1,000,000	919,368
AMMC CLO 24, Ltd., 3M US L + 3.40%, 01/20/2035(b)(g)	800,000	740,540
Apidos CLO XXXV, 3M US L + 2.65%, 04/20/2034(b)(g)	800,000	726,068
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(g)	500,000	443,528
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(g)	500,000	462,375
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(g)	1,000,000	896,878
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(g)	625,000	534,446
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(g)	834,000	699,160
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(b)(g)	1,000,000	906,774
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(g)	500,000	461,759
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(g)	500,000	454,386
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(g)	1,000,000	892,933
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(g)	500,000	413,812

See Notes to Financial Statements.

Annual Report | December 31, 2022	21

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Diversified Financial Services (continued)
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(g)	$750,000	$638,125
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(g)	500,000	440,468
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(g)	1,000,000	862,518
Signal Peak CLO 10, Ltd., 3M US L + 3.20%, 01/24/2035(b)(g)	1,500,000	1,364,691
Sound Point CLO XXXII, Ltd., 3M US L + 6.70%, 10/25/2034(b)(g)	1,000,000	896,915
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(g)	500,000	441,064
		13,629,173

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $14,906,785)		13,629,173

CORPORATE BONDS - 7.55%
Aerospace & Defense - 0.31%
Bombardier, Inc.:
7.125%, 06/15/2026(g)	50,000	48,602
7.875%, 04/15/2027(g)	75,000	72,903
6.000%, 02/15/2028(g)	90,000	83,334
Howmet Aerospace, Inc., 5.950%, 02/01/2037	80,000	77,794
TransDigm, Inc.:
4.625%, 01/15/2029	160,000	140,964
4.875%, 05/01/2029	110,000	96,088
Triumph Group, Inc., 7.750%, 08/15/2025	45,000	38,348
		558,033

Air Freight & Logistics - 0.02%
Cargo Aircraft Management, Inc., 4.750%, 02/01/2028(g)	45,000	40,912

Airlines - 0.01%
American Airlines Group, Inc., 3.750%, 03/01/2025(g)	15,000	12,729

Auto Components - 0.06%
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	39,000	35,239
Dana, Inc., 5.625%, 06/15/2028	60,000	54,688
Patrick Industries, Inc., 4.750%, 05/01/2029(g)	20,000	16,626
		106,553

Automobiles - 0.03%
Ford Motor Co.:
9.625%, 04/22/2030	25,000	28,325
5.291%, 12/08/2046	28,000	21,402
		49,727

Banks - 0.11%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(g)	200,000	192,419

Beverages - 0.04%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(g)	80,000	69,182

Building Products - 0.08%
Builders FirstSource, Inc., 4.250%, 02/01/2032(g)	20,000	16,250
Griffon Corp., 5.750%, 03/01/2028	85,000	77,907
PGT Innovations, Inc., 4.375%, 10/01/2029(g)	70,000	58,696
		152,853

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Capital Markets - 0.08%
LPL Holdings, Inc., 4.375%, 05/15/2031(g)	$25,000	$21,290
MSCI, Inc.:
3.625%, 09/01/2030(g)	10,000	8,330
3.875%, 02/15/2031(g)	150,000	124,980
		154,600

Chemicals - 0.23%
Ashland LLC, 3.375%, 09/01/2031(g)	100,000	80,057
Chemours Co., 4.625%, 11/15/2029(g)	80,000	65,504
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(g)	20,000	17,968
Ingevity Corp., 3.875%, 11/01/2028(g)	60,000	51,699
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(g)	60,000	52,070
Rayonier AM Products, Inc., 7.625%, 01/15/2026(g)	125,000	120,690
Valvoline, Inc., 3.625%, 06/15/2031(g)	40,000	32,873
		420,861

Commercial Services & Supplies - 0.01%
Stericycle, Inc., 3.875%, 01/15/2029(g)	20,000	17,476

Communications Equipment - 0.13%
CommScope, Inc., 8.250%, 03/01/2027(g)	86,000	66,786
Nokia Oyj, 6.625%, 05/15/2039	30,000	28,528
Viasat, Inc., 6.500%, 07/15/2028(g)	151,000	113,529
Viavi Solutions, Inc., 3.750%, 10/01/2029(g)	30,000	25,263
		234,106

Construction & Engineering - 0.05%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(g)	62,000	56,599
Tutor Perini Corp., 6.875%, 05/01/2025(g)	50,000	43,829
		100,428

Consumer Finance - 0.22%
FirstCash, Inc.:
4.625%, 09/01/2028(g)	115,000	101,150
5.625%, 01/01/2030(g)	50,000	44,568
Navient Corp., 5.625%, 08/01/2033	160,000	114,270
OneMain Finance Corp.:
6.625%, 01/15/2028	16,000	14,761
3.875%, 09/15/2028	50,000	39,826
PRA Group, Inc., 5.000%, 10/01/2029(g)	104,000	85,953
		400,528

Containers & Packaging - 0.14%
OI European Group BV, 4.750%, 02/15/2030(g)	145,000	127,186
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(g)	60,000	58,305
Sealed Air Corp., 6.875%, 07/15/2033(g)	70,000	69,492
		254,983

Diversified Consumer Services - 0.16%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(g)	25,000	22,718
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(g)	80,000	72,978

See Notes to Financial Statements.

Annual Report | December 31, 2022	23

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Diversified Consumer Services (continued)
Service Corp. International:
3.375%, 08/15/2030	$20,000	$16,291
4.000%, 05/15/2031	220,000	185,607
		297,594

Diversified Telecommunication Services - 0.09%
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(g)	150,000	124,294
6.000%, 01/15/2030(g)	15,000	11,803
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	40,000	37,380
		173,477

Electric Utilities - 0.06%
PG&E Corp.:
5.000%, 07/01/2028	60,000	54,868
5.250%, 07/01/2030	60,000	54,692
		109,560

Electronic Equipment, Instruments & Components - 0.04%
TTM Technologies, Inc., 4.000%, 03/01/2029(g)	80,000	68,719

Energy Equipment & Services - 0.31%
Enerflex, Ltd., 9.000%, 10/15/2027(g)	40,000	39,943
Nabors Industries, Ltd.:
7.250%, 01/15/2026(g)	60,000	56,639
7.500%, 01/15/2028(g)	70,000	64,153
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	90,000	80,853
Precision Drilling Corp., 6.875%, 01/15/2029(g)	120,000	111,877
Transocean, Inc.:
7.500%, 01/15/2026(g)	160,000	134,947
8.000%, 02/01/2027(g)	100,000	81,822
		570,234

Equity Real Estate Investment Trusts (REITs) - 0.25%
Iron Mountain, Inc.:
4.875%, 09/15/2029(g)	90,000	78,649
5.625%, 07/15/2032(g)	170,000	147,627
Service Properties Trust:
5.250%, 02/15/2026	65,000	54,394
4.750%, 10/01/2026	115,000	90,681
4.950%, 02/15/2027	75,000	59,188
3.950%, 01/15/2028	30,000	21,347
		451,886

Food Products - 0.25%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(g)	155,000	147,137
4.125%, 01/31/2030(g)	60,000	53,073
4.375%, 01/31/2032(g)	20,000	17,503
Post Holdings, Inc.:
5.625%, 01/15/2028(g)	140,000	131,993
4.625%, 04/15/2030(g)	15,000	12,972
4.500%, 09/15/2031(g)	110,000	92,676
		455,354

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Gas Utilities - 0.06%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 05/20/2025	$60,000	$57,743
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(g)	55,000	47,104
		104,847

Health Care Equipment & Supplies - 0.03%
Hologic, Inc., 3.250%, 02/15/2029(g)	60,000	51,620

Health Care Providers & Services - 0.21%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(g)	70,000	66,507
5.000%, 04/15/2029(g)	30,000	27,639
AdaptHealth LLC, 4.625%, 08/01/2029(g)	100,000	83,855
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(g)	35,000	31,937
8.000%, 12/15/2027(g)	40,000	36,268
DaVita, Inc., 4.625%, 06/01/2030(g)	36,000	29,036
Encompass Health Corp.:
4.750%, 02/01/2030	40,000	35,190
4.625%, 04/01/2031	80,000	68,890
		379,322

Hotels, Restaurants & Leisure - 0.93%
1011778 BC ULC / New Red Finance, Inc.:
4.375%, 01/15/2028(g)	140,000	125,561
4.000%, 10/15/2030(g)	150,000	121,784
Carnival Corp., 7.625%, 03/01/2026(g)	75,000	59,577
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(g)	100,000	89,818
Churchill Downs, Inc., 4.750%, 01/15/2028(g)	130,000	116,535
Full House Resorts, Inc., 8.250%, 02/15/2028(g)	10,000	8,866
Hilton Domestic Operating Co., Inc., 4.875%, 01/15/2030	220,000	199,736
Las Vegas Sands Corp., 3.900%, 08/08/2029	150,000	126,666
Life Time, Inc., 8.000%, 04/15/2026(g)	70,000	63,088
Marriott Ownership Resorts, Inc., 4.750%, 01/15/2028	60,000	52,340
NCL Corp., Ltd., 5.875%, 03/15/2026(g)	200,000	157,440
Papa John's International, Inc., 3.875%, 09/15/2029(g)	10,000	8,363
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(g)	35,000	28,336
5.500%, 08/31/2026(g)	40,000	33,700
11.625%, 08/15/2027(g)	172,000	173,025
Station Casinos LLC, 4.500%, 02/15/2028(g)	70,000	60,965
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.:
5.500%, 03/01/2025(g)	20,000	19,028
5.250%, 05/15/2027(g)	15,000	13,561
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/01/2029(g)	135,000	115,933
Yum! Brands, Inc., 4.750%, 01/15/2030(g)	140,000	128,685
		1,703,007

Household Durables - 0.25%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	45,000	40,100
M/I Homes, Inc., 4.950%, 02/01/2028	60,000	53,402
Meritage Homes Corp., 3.875%, 04/15/2029(g)	95,000	80,703
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(g)	60,000	56,285
5.125%, 08/01/2030(g)	15,000	13,020

See Notes to Financial Statements.

Annual Report | December 31, 2022	25

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Household Durables (continued)
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(g)	$105,000	$88,368
3.875%, 10/15/2031(g)	40,000	31,459
TopBuild Corp., 3.625%, 03/15/2029(g)	30,000	24,636
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	80,000	72,598
		460,571

Household Products - 0.08%
Central Garden & Pet Co., 4.125%, 10/15/2030	80,000	65,841
Energizer Holdings, Inc., 4.750%, 06/15/2028(g)	100,000	86,820
		152,661

Independent Power and Renewable Electricity Producers - 0.08%
DPL, Inc.:
4.125%, 07/01/2025	70,000	65,885
4.350%, 04/15/2029	30,000	26,958
Vistra Operations Co. LLC, 4.375%, 05/01/2029(g)	55,000	47,500
		140,343

Industrial Conglomerates - 0.15%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.750%, 09/15/2024	50,000	48,052
5.250%, 05/15/2027	230,000	211,094
4.375%, 02/01/2029	25,000	21,178
		280,324

Interactive Media & Services - 0.08%
Cinemark USA, Inc., 5.875%, 03/15/2026(g)	70,000	58,394
Ziff Davis, Inc., 4.625%, 10/15/2030(g)	65,000	55,117
ZipRecruiter, Inc., 5.000%, 01/15/2030(g)	30,000	24,772
		138,283

IT Services - 0.10%
Gartner, Inc., 3.625%, 06/15/2029(g)	140,000	123,189
Science Applications International Corp., 4.875%, 04/01/2028(g)	60,000	55,596
		178,785

Leisure Products - 0.03%
Vista Outdoor, Inc., 4.500%, 03/15/2029(g)	65,000	47,810

Machinery - 0.14%
Allison Transmission, Inc.:
5.875%, 06/01/2029(g)	68,000	63,979
3.750%, 01/30/2031(g)	170,000	140,038
Wabash National Corp., 4.500%, 10/15/2028(g)	60,000	51,170
		255,187

Media - 0.13%
DISH DBS Corp., 7.750%, 07/01/2026	20,000	16,169
Sirius XM Radio, Inc., 3.875%, 09/01/2031(g)	275,000	215,076
		231,245

Metals & Mining - 0.58%
ATI, Inc., 5.125%, 10/01/2031	90,000	79,690
Carpenter Technology Corp., 7.625%, 03/15/2030	72,000	72,276

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Metals & Mining (continued)
Commercial Metals Co.:
3.875%, 02/15/2031	$95,000	$80,011
4.375%, 03/15/2032	41,000	35,726
Compass Minerals International, Inc., 6.750%, 12/01/2027(g)	100,000	96,155
Eldorado Gold Corp., 6.250%, 09/01/2029(g)	80,000	70,091
FMG Resources August 2006 Pty, Ltd.:
4.375%, 04/01/2031(g)	35,000	29,176
6.125%, 04/15/2032(g)	129,000	120,492
Hudbay Minerals, Inc., 6.125%, 04/01/2029(g)	20,000	18,144
Kaiser Aluminum Corp., 4.500%, 06/01/2031(g)	40,000	32,202
Mineral Resources, Ltd.:
8.000%, 11/01/2027(g)	30,000	30,717
8.500%, 05/01/2030(g)	250,000	253,749
New Gold, Inc., 7.500%, 07/15/2027(g)	30,000	26,374
SunCoke Energy, Inc., 4.875%, 06/30/2029(g)	75,000	64,477
Taseko Mines, Ltd., 7.000%, 02/15/2026(g)	65,000	57,238
		1,066,518

Mortgage Real Estate Investment Trusts (REITs) - 0.14%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(g)	60,000	48,101
Starwood Property Trust, Inc., 4.375%, 01/15/2027(g)	230,000	201,594
		249,695

Multiline Retail - 0.05%
Macy's Retail Holdings LLC:
5.875%, 04/01/2029(g)	20,000	17,737
5.875%, 03/15/2030(g)	60,000	52,152
6.125%, 03/15/2032(g)	15,000	12,630
4.500%, 12/15/2034	10,000	6,978
		89,497

Oil, Gas & Consumable Fuels - 0.71%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
5.750%, 03/01/2027(g)	50,000	47,354
5.375%, 06/15/2029(g)	22,000	20,143
Apache Corp., 5.350%, 07/01/2049	50,000	40,484
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(g)	72,000	67,410
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(g)	60,000	55,137
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(g)	70,000	63,232
EnLink Midstream Partners LP:
5.050%, 04/01/2045	130,000	98,748
5.450%, 06/01/2047	25,000	20,126
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(g)	100,000	94,342
EQM Midstream Partners LP, 6.500%, 07/15/2048	55,000	41,326
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	70,000	66,584
Hess Midstream Operations LP, 4.250%, 02/15/2030(g)	20,000	17,125
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(g)	70,000	63,856
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(g)	100,000	96,144
NuStar Logistics LP:
5.625%, 04/28/2027	70,000	65,574
6.375%, 10/01/2030	15,000	13,897

See Notes to Financial Statements.

Annual Report | December 31, 2022	27

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.:
8.875%, 07/15/2030	$66,000	$74,625
7.875%, 09/15/2031	25,000	27,645
4.625%, 06/15/2045	10,000	8,095
Parkland Corp./Alberta, 4.625%, 05/01/2030(g)	10,000	8,289
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	38,000	33,962
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 8.500%, 10/15/2026(g)	70,000	66,769
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	200,000	175,229
Western Midstream Operating LP, 5.500%, 08/15/2048	30,000	24,990
		1,291,086

Paper & Forest Products - 0.05%
Mercer International, Inc., 5.125%, 02/01/2029	111,000	92,960

Personal Products - 0.08%
Edgewell Personal Care Co., 5.500%, 06/01/2028(g)	150,000	140,550

Professional Services - 0.08%
Booz Allen Hamilton, Inc., 3.875%, 09/01/2028(g)	120,000	106,528
KBR, Inc., 4.750%, 09/30/2028(f)	30,000	26,684
TriNet Group, Inc., 3.500%, 03/01/2029(g)	20,000	16,470
		149,682

Real Estate Management & Development - 0.04%
Howard Hughes Corp.:
4.125%, 02/01/2029(g)	80,000	67,116
4.375%, 02/01/2031(g)	14,000	11,347
		78,463

Road & Rail - 0.02%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
4.750%, 04/01/2028(g)	14,000	11,814
5.375%, 03/01/2029(g)	40,000	34,269
		46,083

Software - 0.20%
Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028(g)	105,000	96,712
Fair Isaac Corp., 4.000%, 06/15/2028(g)	180,000	163,670
Open Text Corp., 3.875%, 02/15/2028(g)	130,000	111,780
		372,162

Specialty Retail - 0.27%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(g)	80,000	65,920
Bath & Body Works, Inc.:
6.875%, 11/01/2035	20,000	17,814
6.750%, 07/01/2036	75,000	66,053
Gap, Inc., 3.625%, 10/01/2029(g)	95,000	67,139
Group 1 Automotive, Inc., 4.000%, 08/15/2028(g)	80,000	67,849
Murphy Oil USA, Inc., 3.750%, 02/15/2031(g)	155,000	127,847
Sonic Automotive, Inc., 4.875%, 11/15/2031(g)	95,000	74,814
		487,436

Technology Hardware, Storage & Peripherals - 0.08%
Pitney Bowes, Inc., 6.875%, 03/15/2027(g)	30,000	25,689

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (continued)
Xerox Holdings Corp., 5.500%, 08/15/2028(g)	$145,000	$116,276
		141,965

Textiles, Apparel & Luxury Goods - 0.02%
Crocs, Inc., 4.250%, 03/15/2029(g)	40,000	33,935

Thrifts & Mortgage Finance - 0.27%
MGIC Investment Corp., 5.250%, 08/15/2028	50,000	46,188
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(g)	70,000	62,761
5.500%, 08/15/2028(g)	150,000	122,555
5.750%, 11/15/2031(g)	45,000	35,046
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(g)	99,000	89,395
4.250%, 02/15/2029(g)	135,000	105,486
PHH Mortgage Corp., 7.875%, 03/15/2026(g)	30,000	26,687
		488,118

Wireless Telecommunication Services - 0.01%
Sprint LLC, 7.625%, 03/01/2026	10,000	10,545

TOTAL CORPORATE BONDS
(Cost $14,286,653)		13,754,914

SOVEREIGN DEBT OBLIGATIONS - 0.04%
Diversified Financial Services - 0.04%
United States Treasury Bill 1.300%, 02/02/2023	70,000	69,778

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $69,823)		69,778

	Shares	Value
COMMON STOCK - 0.46%
Health Care Equipment & Supplies - 0.46%
Carestream Health Holdings Inc(h)	55,510	832,650

TOTAL COMMON STOCK
(Cost $1,051,359)		832,650

Total Investments- 144.90%
(Cost $283,746,071)		263,922,130

Other Assets in Excess of Liabilities - 1.77%		3,217,652

Leverage Facility - (46.67)%		(85,000,000)

Net Assets - 100.00%		$182,139,782

Amounts above are shown as a percentage of net assets as of December 31, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See Notes to Financial Statements.

Annual Report | December 31, 2022	29

Blackstone Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2022

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2022 was 4.39%

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

6M US L - 6 Month LIBOR as of December 31, 2022 was 5.14%

1M US SOFR - 1 Month SOFR as of December 31, 2022 was 4.06%

3M US SOFR - 3 Month SOFR as of December 31, 2022 was 3.62%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(d)	Amount represents less than 0.005% of net assets.

(e)	Security is in default as of period end and is therefore non-income producing.

(f)	A portion of this position was not funded as of December 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2022, the Fund has unfunded delayed draw loans in the amount of $329,505. Fair value of these unfunded delayed draws was $300,074.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $23,599,278, which represented approximately 12.96% of net assets as of December 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(h)	Non-income producing security.

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 121.49%
Aerospace & Defense - 4.04%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$861,107	$841,194
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,955,586	1,655,961
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	397,745	336,804
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,386,000	1,091,475
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	1,017,928	995,875
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 3M US L + 2.25%, 12/09/2025	1,000,000	989,750
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	542,058	533,336
		6,444,395

Air Freight & Logistics - 0.57%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 07/26/2028	989,878	909,109

Airlines - 2.86%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	900,000	892,264
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	675,528	651,148
American Airlines, Inc., First Lien 2020 Term Loan, 3M US L + 1.75%, 01/29/2027	738,372	702,772
Brown Group Holding LLC, First Lien Term Loan, 1M US L + 2.50%, 0.50% Floor, 06/07/2028	1,050,000	1,032,649
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	153,086	148,493
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,142,600	1,131,414
		4,558,740

Auto Components - 1.26%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M US L + 5.25%, 07/25/2029	1,297,200	1,183,695
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	1,205,079	823,828
		2,007,523

Beverages - 1.00%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,715,061	1,600,795

Biotechnology - 0.91%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US L + 2.00%, 11/08/2027	1,501,088	1,454,810

Building Products - 4.10%
Arc Falcon I, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2028	49,905	44,079
Chariot Buyer LLC, First Lien Term Loan:
1M US L + 3.25%, 0.50% Floor, 11/03/2028	1,029,816	973,176
3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,156,495	1,152,881
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,083,577	977,349
CP Atlas Buyer, Inc., First Lien B Term Loan, 1M US L + 3.50%, 0.50% Floor, 11/23/2027	1,588,198	1,396,995
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US L + 3.25%, 0.75% Floor, 02/25/2028	2,124,810	1,999,977
		6,544,457

See Notes to Financial Statements.

Annual Report | December 31, 2022	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Capital Markets - 0.96%
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	$553,846	$500,785
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	1,050,000	1,032,281
		1,533,066

Chemicals - 3.96%
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	773,064	565,110
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	1,000,000	986,875
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	346,235	337,579
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	665,792	648,319
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	911,113	904,708
Nouryon USA LLC, First Lien Initial Dollar Term Loan, 3M US L + 2.75%, 10/01/2025	748,712	739,914
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,060,573	1,038,168
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	555,800	544,059
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	547,247
		6,311,979

Commercial Services & Supplies - 5.12%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026(b)	940,445	836,996
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	613,443	584,001
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,532,458	1,523,432
Covanta 11/21 TLC, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	115,368	114,688
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	581,429	516,500
Garda World Security Corp., First Lien B-2 Term Loan, 3M US L + 4.25%, 10/30/2026	1,015,521	990,641
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)	458,802	312,559
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,036,800	1,003,104
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	540,738	518,568
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	633,538	589,191
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	957,791	802,217
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	301,243	291,578
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.00%, 02/05/2026	90,469	86,026
		8,169,501

Communications Equipment - 0.16%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	699,130	246,443

Construction & Engineering - 1.35%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	1,403,633	1,315,316
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	677,020	668,524
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	185,963	175,503
		2,159,343

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Construction Materials - 0.82%
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	$1,341,419	$1,299,499

Containers & Packaging - 0.60%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	261,149	259,547
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	503,339	479,116
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	533,333	173,333
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	4,767	4,589
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	33,463	32,214
		948,799

Distributors - 1.13%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,067,169	1,801,352

Diversified Consumer Services - 4.53%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	72,901	71,413
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	157,952	154,728
Learning Care Group No. 2, Inc., 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,011,572	943,671
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027	442,973	185,218
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 03/12/2029	136,315	127,582
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	1,299,336	1,252,469
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	1,400,000	1,389,500
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	452,273	428,528
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US L + 3.25%, 0.50% Floor, 02/10/2029	381,642	372,101
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	1,300,000	1,157,819
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	1,169,135	1,148,383
		7,231,412

Diversified Financial Services - 4.62%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	563,828	539,865
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	432,394	380,507
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	3,055,564	2,824,823
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	365,979	305,821
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	133,136	127,811
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	2,070,100	1,894,142
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	1,300,000	1,293,500
		7,366,469

Diversified Telecommunication Services - 3.81%
Level 3 Financing, Inc., First Lien Term Loan, 1M US L + 1.75%, 03/01/2027	2,764,531	2,656,175
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	2,353,616	2,296,541
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	1,193,514	563,082
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	588,794	567,389
		6,083,187

See Notes to Financial Statements.

Annual Report | December 31, 2022	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Electric Utilities - 0.62%
MIRION TECHNOLOGIES, INC., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	$1,000,000	$983,930

Electronic Equipment, Instruments & Components - 1.69%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	900,000	888,750
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,203,678	1,155,151
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.50%, 07/24/2026	367,039	352,358
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	306,383
		2,702,642

Energy Equipment & Services - 0.38%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	648,023	605,496

Entertainment - 2.18%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	2,390,070	1,306,819
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	1,178,462	1,136,238
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(b)	764,202	729,813
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(d)	1,389,110	262,528
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026(d)	219,619	40,661
		3,476,059

Food Products - 1.73%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US L + 2.25%, 01/29/2027	2,307,137	2,249,782
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	524,930	513,119
		2,762,901

Health Care Equipment & Supplies - 4.22%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	1,750,008	1,570,632
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027(b)	119,671	91,548
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	292,752	252,682
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,606,768	1,351,123
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,074,751	952,724
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,348,592	1,304,763
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026	1,285,714	1,215,000
		6,738,472

Health Care Providers & Services - 11.15%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	237,230	201,052
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	1,147,548	972,547
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	1,041,362	1,016,895
Envision Healthcare Corp., First Lien Term Loan:
3M US L + 4.25%, 03/31/2027	1,184,696	414,644
3M US L + 7.88%, 03/31/2027	182,770	163,693
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,689,079	617,569
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	1,792,391	1,280,816
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/02/2025	225,742	159,573

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Health Care Providers & Services (continued)
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(b)	$855,078	$808,049
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,058,081	985,867
Iaa Spinco Inc. Tlb, First Lien Term Loan, 3M US L + 3.25%, 12/22/2028	2,985,957	2,983,508
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,351,799	1,277,619
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	903,025	848,844
Medical Solutions LLC, First Lien Term Loan, 1M US L + 3.50%, 11/01/2028	32,402	30,441
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	817,283	672,984
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	2,113,464	1,488,819
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	59,805	42,129
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,349,762	1,209,029
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	846,611	709,739
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
1M US L + 3.25%, 0.50% Floor, 12/29/2028	3,130	2,980
3M US L + 1.88%, 12/29/2028(e)	239	227
PetVet Care Centers LLC, 1M US L + 6.25%, 02/13/2026	987,000	911,741
Radiology Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 07/09/2025	877,722	740,854
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	289,280	248,781
		17,788,400
Health Care Technology - 2.35%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	1,568,271	1,419,850
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	715,550	678,173
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,664,783	1,657,500
		3,755,523

Hotels, Restaurants & Leisure - 4.45%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,400,000	1,378,622
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US L + 1.75%, 01/15/2027	750,000	739,594
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	864,684	855,712
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/01/2028	1,438,496	1,334,924
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	254,227	254,418
Flutter Financing B.V., First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/16/2028	652,604	650,702
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,100,878
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	850,149	781,606
		7,096,456

Independent Power and Renewable Electricity Producers - 0.94%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,396,382	1,381,113
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	139,911	125,210
		1,506,323

Industrial Conglomerates - 2.66%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	743,108	700,379
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	526,455	510,580

See Notes to Financial Statements.

Annual Report | December 31, 2022	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Industrial Conglomerates (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026	$65,247	$58,845
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026	1,206,963	1,088,529
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.50%, 04/05/2029	689,903	646,170
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,366,566	1,242,721
		4,247,224

Insurance - 1.65%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	295,211	281,188
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.25%, 0.75% Floor, 02/19/2028	1,765,275	1,736,174
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	643,384	616,960
		2,634,322

Interactive Media & Services - 2.05%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	500,000	495,750
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	721,757	650,822
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.25%, 02/23/2029	675,113	604,648
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025	1,558,602	1,511,844
		3,263,064

IT Services - 2.43%
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 3M US L + 7.00%, 02/19/2029	1,525,691	1,399,058
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	1,570,626	1,417,490
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	753,538	712,564
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	145,106	132,591
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	231,288	211,339
		3,873,042

Leisure Products - 0.43%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	685,292	682,725

Life Sciences Tools & Services - 2.16%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	1,000,000	986,410
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	2,378,576	1,970,507
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	500,000	491,563
		3,448,480

Machinery - 1.65%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	1,746,480	1,702,600
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	997,382	934,343
		2,636,943

Media - 8.40%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,116,124	1,107,753
Charter Communications Operating LLC, First Lien Term Loan, 1M US L + 1.75%, 02/01/2027	1,047,294	1,024,253
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,088,747	994,162
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	1,386,706	1,371,300

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Media (continued)
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	$1,196,977	$977,847
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/24/2026	1,593,242	1,571,334
3M US L + 4.25%, 06/24/2029	191,311	189,494
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,190,005	2,142,099
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,743,300	1,717,307
1M US L + 3.25%, 01/31/2029	550,000	546,013
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	1,795,328	1,754,798
		13,396,360

Mortgage Real Estate Investment Trusts (REITs) - 0.37%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	299,227	292,681
1M US L + 2.75%, 0.50% Floor, 04/23/2026	300,000	294,750
		587,431

Oil, Gas & Consumable Fuels - 1.33%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	770,000	766,673
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	1,423,962	1,357,314
		2,123,987

Pharmaceuticals - 1.01%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/01/2027	738,452	710,642
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,005,096	896,214
		1,606,856

Professional Services - 7.32%
AG Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/29/2028(b)	489,730	468,916
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	800,000	794,644
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,747,855	1,535,193
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,753,752	1,469,320
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	553,488	396,298
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	296,000	283,050
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,077,190	1,069,208
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	633,627	575,016
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	802,345	750,192
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,076,547	1,032,140
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan,
3M US L + 7.50%, 05/26/2026(b)	1,227,171	1,214,899
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	1,697,070	1,676,010
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	368,955	365,957
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	46,054	44,768
		11,675,611

Road & Rail - 0.82%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	1,348,843	1,311,049

Semiconductors & Semiconductor Equipment - 0.48%
Coherent Corp., First Lien Term Loan, 3M US L + 2.75%, 0.50% Floor, 07/02/2029	770,000	763,840

Software - 12.59%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	563,598	529,782

See Notes to Financial Statements.

Annual Report | December 31, 2022	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Software (continued)
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	$1,550,414	$1,539,050
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	445,287	424,136
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,684,757	1,512,070
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US L + 4.75%, 04/26/2029	729,579	673,949
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	697,346
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	796,611	758,278
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	477,312	459,315
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	1,849,938	1,672,807
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,394,543	1,326,210
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	630,787	596,488
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,289,052	1,059,601
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	275,960	262,457
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	243,784	193,048
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,689,405	1,345,366
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	476,866	278,966
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	707,168	694,792
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,571,846	1,353,265
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.75%, 05/02/2029	389,109	365,521
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	249,350	233,025
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	1,234,954	958,250
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	750,499	711,901
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	199,460	196,281
1M US L + 2.25%, 0.50% Floor, 03/22/2029	300,540	295,751
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	349,356	248,229
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,050,284	1,703,273
		20,089,157

Specialty Retail - 0.55%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	589,620	558,300
3M US L + 4.25%, 0.50% Floor, 03/31/2026	213,875	200,908
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	132,292	125,265
		884,473

Technology Hardware, Storage & Peripherals - 0.68%
Project Castle, Inc., First Lien Term Loan, 3M US L + 5.50%, 06/01/2029	1,339,500	1,090,018

Textiles, Apparel & Luxury Goods - 0.51%
S&S Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 0.50% Floor, 03/11/2028	895,463	818,606

Trading Companies & Distributors - 2.00%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	656,284	622,977

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Trading Companies & Distributors (continued)
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	$2,914,208	$2,560,860
		3,183,837

Wireless Telecommunication Services - 0.89%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,475,939	1,413,950

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $209,113,677)		193,818,056

COLLATERALIZED LOAN OBLIGATION SECURITIES - 9.65%(a)
Diversified Financial Services - 9.65%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(f)	500,000	433,365
AMMC CLO 24, Ltd., 3M US L + 3.40%, 01/20/2035(b)(f)	900,000	833,107
Apidos CLO XXXV, 3M US L + 2.65%, 04/20/2034(b)(f)	700,000	635,310
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	443,528
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(f)	750,000	693,562
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(f)	1,000,000	896,878
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	534,446
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	698,322
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(b)(f)	1,000,000	885,482
Magnetite XXXII, Ltd., 3M US SOFR + 6.90%, 04/15/2035(b)(f)	1,000,000	906,774
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(b)(f)	1,000,000	883,300
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	454,386
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(f)	500,000	435,000
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(f)	1,000,000	892,933
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(b)(f)	500,000	413,812
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	750,000	638,125
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	250,000	220,234
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	229,646
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(f)	1,000,000	862,518
Signal Peak CLO 10, Ltd., 3M US L + 3.20%, 01/24/2035(b)(f)	1,250,000	1,137,243
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	2,053,680
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	250,000	220,532
		15,402,183

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $17,079,588)		15,402,183

CORPORATE BONDS - 31.80%
Aerospace & Defense - 1.36%
Bombardier, Inc.:
7.125%, 06/15/2026(f)	180,000	174,966
7.875%, 04/15/2027(f)	556,000	540,452
6.000%, 02/15/2028(f)	140,000	129,632
Howmet Aerospace, Inc.:
3.000%, 01/15/2029	80,000	68,116
5.950%, 02/01/2037	256,000	248,941
TransDigm, Inc.:
4.625%, 01/15/2029	600,000	528,615
4.875%, 05/01/2029	400,000	349,410
Triumph Group, Inc., 7.750%, 08/15/2025	150,000	127,825
		2,167,957

See Notes to Financial Statements.

Annual Report | December 31, 2022	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Air Freight & Logistics - 0.09%
Cargo Aircraft Management, Inc., 4.750%, 02/01/2028(f)	$160,000	$145,466

Airlines - 0.05%
American Airlines Group, Inc., 3.750%, 03/01/2025(f)	90,000	76,372

Auto Components - 0.12%
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	135,000	121,981
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	90,000	74,817
		196,798

Automobiles - 0.16%
Ford Motor Co., 9.625%, 04/22/2030	80,000	90,640
Ford Motor Credit Co. LLC, 3.625%, 06/17/2031	200,000	157,372
		248,012

Banks - 0.48%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	800,000	769,675

Beverages - 0.16%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(f)	290,000	250,784

Building Products - 0.40%
Builders FirstSource, Inc., 6.375%, 06/15/2032(f)	170,000	159,901
Griffon Corp., 5.750%, 03/01/2028	320,000	293,296
PGT Innovations, Inc., 4.375%, 10/01/2029(f)	230,000	192,859
		646,056

Capital Markets - 0.36%
LPL Holdings, Inc., 4.375%, 05/15/2031(f)	120,000	102,192
MSCI, Inc.:
3.625%, 09/01/2030(f)	210,000	174,935
3.875%, 02/15/2031(f)	360,000	299,952
		577,079

Chemicals - 1.16%
Ashland LLC, 3.375%, 09/01/2031(f)	450,000	360,257
Chemours Co., 4.625%, 11/15/2029(f)	270,000	221,076
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(f)	110,000	98,825
HB Fuller Co., 4.250%, 10/15/2028	110,000	97,726
Ingevity Corp., 3.875%, 11/01/2028(f)	220,000	189,561
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	179,000	159,734
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(f)	210,000	182,246
Rayonier AM Products, Inc., 7.625%, 01/15/2026(f)	425,000	410,346
Valvoline, Inc., 3.625%, 06/15/2031(f)	150,000	123,274
		1,843,045

Commercial Services & Supplies - 0.04%
Stericycle, Inc., 3.875%, 01/15/2029(f)	80,000	69,905

Communications Equipment - 0.59%
CommScope, Inc., 8.250%, 03/01/2027(f)	315,000	244,623
Nokia Oyj, 6.625%, 05/15/2039	100,000	95,093
Viasat, Inc., 6.500%, 07/15/2028(f)	545,000	409,757

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Communications Equipment (continued)
Viavi Solutions, Inc., 3.750%, 10/01/2029(f)	$220,000	$185,262
		934,735

Construction & Engineering - 0.23%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	222,000	202,663
Tutor Perini Corp., 6.875%, 05/01/2025(f)	190,000	166,549
		369,212

Consumer Finance - 1.19%
Enova International, Inc., 8.500%, 09/15/2025(f)	150,000	139,309
FirstCash, Inc., 4.625%, 09/01/2028(f)	600,000	527,736
Navient Corp.:
6.750%, 06/25/2025	200,000	192,332
6.750%, 06/15/2026	80,000	75,963
5.000%, 03/15/2027	210,000	184,204
4.875%, 03/15/2028	240,000	197,721
5.625%, 08/01/2033	169,000	120,697
OneMain Finance Corp., 3.875%, 09/15/2028	190,000	151,339
PRA Group, Inc., 5.000%, 10/01/2029(f)	380,000	314,059
		1,903,360

Containers & Packaging - 0.66%
OI European Group BV, 4.750%, 02/15/2030(f)	578,000	506,990
Sealed Air Corp., 6.875%, 07/15/2033(f)	340,000	337,533
TriMas Corp., 4.125%, 04/15/2029(f)	230,000	201,160
		1,045,683

Diversified Consumer Services - 0.62%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	90,000	81,785
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	275,000	250,861
Service Corp. International:
3.375%, 08/15/2030	290,000	236,216
4.000%, 05/15/2031	490,000	413,398
		982,260

Diversified Telecommunication Services - 0.46%
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(f)	420,000	348,025
5.875%, 11/01/2029	30,000	23,249
6.000%, 01/15/2030(f)	140,000	110,162
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	170,000	158,863
SBA Communications Corp., 3.125%, 02/01/2029	116,000	96,657
		736,956

Electric Utilities - 0.15%
PG&E Corp., 5.000%, 07/01/2028	270,000	246,906

Electronic Equipment, Instruments & Components - 0.19%
Sensata Technologies BV, 4.000%, 04/15/2029(f)	100,000	86,385
TTM Technologies, Inc., 4.000%, 03/01/2029(f)	250,000	214,748
		301,133

Energy Equipment & Services - 1.29%
Enerflex, Ltd., 9.000%, 10/15/2027(f)	150,000	149,786
Nabors Industries, Ltd., 7.500%, 01/15/2028(f)	400,000	366,590

See Notes to Financial Statements.

Annual Report | December 31, 2022	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	$340,000	$305,446
Petrofac, Ltd., 9.750%, 11/15/2026(f)	146,000	82,697
Precision Drilling Corp., 6.875%, 01/15/2029(f)	420,000	391,569
Transocean, Inc.:
7.500%, 01/15/2026(f)	485,000	409,058
8.000%, 02/01/2027(f)	435,000	355,926
		2,061,072

Equity Real Estate Investment Trusts (REITs) - 0.98%
Iron Mountain, Inc.:
4.875%, 09/15/2029(f)	160,000	139,821
4.500%, 02/15/2031(f)	90,000	74,178
5.625%, 07/15/2032(f)	530,000	460,247
Service Properties Trust:
5.250%, 02/15/2026	130,000	108,788
4.750%, 10/01/2026	595,000	469,175
4.950%, 02/15/2027	325,000	256,484
3.950%, 01/15/2028	74,000	52,656
		1,561,349

Food Products - 1.11%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(f)	465,000	441,410
4.125%, 01/31/2030(f)	425,000	375,934
Post Holdings, Inc.:
5.625%, 01/15/2028(f)	685,000	645,821
5.500%, 12/15/2029(f)	80,000	72,560
4.500%, 09/15/2031(f)	270,000	227,477
		1,763,202

Gas Utilities - 0.11%
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	205,000	175,571

Health Care Equipment & Supplies - 0.15%
Hologic, Inc., 3.250%, 02/15/2029(f)	280,000	240,891

Health Care Providers & Services - 0.92%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(f)	85,000	80,759
5.000%, 04/15/2029(f)	230,000	211,900
AdaptHealth LLC:
4.625%, 08/01/2029(f)	125,000	104,819
5.125%, 03/01/2030(f)	140,000	119,362
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(f)	130,000	118,625
8.000%, 12/15/2027(f)	150,000	136,004
DaVita, Inc., 4.625%, 06/01/2030(f)	127,000	102,431
Encompass Health Corp.:
4.500%, 02/01/2028	180,000	163,791
4.750%, 02/01/2030	325,000	285,918
ModivCare, Inc., 5.875%, 11/15/2025(f)	160,000	150,498
		1,474,107

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Hotels, Restaurants & Leisure - 3.67%
1011778 BC ULC / New Red Finance, Inc.:
4.375%, 01/15/2028(f)	$330,000	$295,966
3.500%, 02/15/2029(f)	350,000	300,672
4.000%, 10/15/2030(f)	430,000	349,115
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	90,000	75,816
Carnival Corp., 7.625%, 03/01/2026(f)	270,000	214,478
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(f)	90,000	80,836
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	850,000	761,957
Full House Resorts, Inc., 8.250%, 02/15/2028(f)	60,000	53,194
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(f)	320,000	277,229
4.875%, 01/15/2030	220,000	199,736
4.000%, 05/01/2031(f)	80,000	67,095
Las Vegas Sands Corp., 3.900%, 08/08/2029	530,000	447,552
Life Time, Inc., 8.000%, 04/15/2026(f)	260,000	234,325
Marriott Ownership Resorts, Inc., 4.750%, 01/15/2028	150,000	130,850
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	655,000	515,616
Papa John's International, Inc., 3.875%, 09/15/2029(f)	50,000	41,814
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	125,000	101,200
5.500%, 08/31/2026(f)	25,000	21,062
11.625%, 08/15/2027(f)	560,000	563,338
7.500%, 10/15/2027	140,000	119,359
Station Casinos LLC, 4.500%, 02/15/2028(f)	30,000	26,128
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(f)	60,000	54,243
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/01/2029(f)	525,000	450,852
Yum! Brands, Inc.:
4.750%, 01/15/2030(f)	330,000	303,329
3.625%, 03/15/2031	90,000	75,655
4.625%, 01/31/2032	100,000	88,585
		5,850,002

Household Durables - 1.11%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	150,000	133,668
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	150,000	135,109
LGI Homes, Inc., 4.000%, 07/15/2029(f)	150,000	116,089
M/I Homes, Inc.:
4.950%, 02/01/2028	200,000	178,008
3.950%, 02/15/2030	30,000	24,261
Meritage Homes Corp., 3.875%, 04/15/2029(f)	340,000	288,830
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(f)	50,000	46,904
5.125%, 08/01/2030(f)	130,000	112,841
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	350,000	294,562
3.875%, 10/15/2031(f)	150,000	117,970
TopBuild Corp., 3.625%, 03/15/2029(f)	101,000	82,942
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	270,000	245,017
		1,776,201

Household Products - 0.40%
Central Garden & Pet Co.:
4.125%, 10/15/2030	150,000	123,451
4.125%, 04/30/2031(f)	180,000	149,238

See Notes to Financial Statements.

Annual Report | December 31, 2022	43

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Household Products (continued)
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	$200,000	$190,588
4.750%, 06/15/2028(f)	200,000	173,641
		636,918

Independent Power and Renewable Electricity Producers - 0.15%
DPL, Inc., 4.350%, 04/15/2029	21,000	18,871
Vistra Operations Co. LLC, 4.375%, 05/01/2029(f)	255,000	220,226
		239,097

Industrial Conglomerates - 0.46%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	340,000	312,052
4.375%, 02/01/2029	490,000	415,077
		727,129

Interactive Media & Services - 0.30%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	250,000	208,552
Ziff Davis, Inc., 4.625%, 10/15/2030(f)	220,000	186,550
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	110,000	90,829
		485,931

IT Services - 0.38%
Gartner, Inc., 3.625%, 06/15/2029(f)	500,000	439,962
Science Applications International Corp., 4.875%, 04/01/2028(f)	180,000	166,787
		606,749

Leisure Products - 0.11%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	230,000	169,174

Machinery - 0.53%
Allison Transmission, Inc.:
5.875%, 06/01/2029(f)	141,000	132,663
3.750%, 01/30/2031(f)	620,000	510,725
Wabash National Corp., 4.500%, 10/15/2028(f)	240,000	204,681
		848,069

Media - 0.52%
DISH DBS Corp., 7.750%, 07/01/2026	80,000	64,676
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(f)	340,000	296,555
3.875%, 09/01/2031(f)	590,000	461,435
		822,666

Metals & Mining - 2.38%
ATI, Inc.:
4.875%, 10/01/2029	250,000	221,251
5.125%, 10/01/2031	380,000	336,471
Carpenter Technology Corp., 6.375%, 07/15/2028	300,000	285,839
Commercial Metals Co.:
3.875%, 02/15/2031	290,000	244,244
4.375%, 03/15/2032	190,000	165,561
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	295,000	258,459

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Metals & Mining (continued)
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	$126,000	$117,554
4.375%, 04/01/2031(f)	110,000	91,697
6.125%, 04/15/2032(f)	376,000	351,201
Hudbay Minerals, Inc., 6.125%, 04/01/2029(f)	80,000	72,575
Kaiser Aluminum Corp., 4.500%, 06/01/2031(f)	100,000	80,505
Mineral Resources, Ltd.:
8.000%, 11/01/2027(f)	126,000	129,013
8.500%, 05/01/2030(f)	890,000	903,345
New Gold, Inc., 7.500%, 07/15/2027(f)	100,000	87,913
SunCoke Energy, Inc., 4.875%, 06/30/2029(f)	280,000	240,713
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	240,000	211,341
		3,797,682

Mortgage Real Estate Investment Trusts (REITs) - 0.80%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	235,000	188,397
Rithm Capital Corp., 6.250%, 10/15/2025(f)	330,000	296,630
Starwood Property Trust, Inc., 4.375%, 01/15/2027(f)	900,000	788,846
		1,273,873

Multiline Retail - 0.20%
Macy's Retail Holdings LLC:
5.875%, 04/01/2029(f)	70,000	62,081
5.875%, 03/15/2030(f)	210,000	182,532
6.125%, 03/15/2032(f)	50,000	42,100
4.500%, 12/15/2034	40,000	27,911
		314,624

Oil, Gas & Consumable Fuels - 3.27%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 06/15/2029(f)	190,000	173,962
Apache Corp., 5.350%, 07/01/2049	185,000	149,789
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	200,000	184,003
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(f)	260,000	243,425
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(f)	210,000	192,981
CVR Energy, Inc., 5.750%, 02/15/2028(f)	380,000	331,390
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	220,000	198,730
Energean PLC, 6.500%, 04/30/2027(f)	200,000	186,349
EnLink Midstream Partners LP:
5.050%, 04/01/2045	250,000	189,901
5.450%, 06/01/2047	285,000	229,432
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(f)	450,000	424,539
EQM Midstream Partners LP, 6.500%, 07/15/2048	210,000	157,789
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	255,000	242,558
Hess Midstream Operations LP:
5.125%, 06/15/2028(f)	60,000	55,588
4.250%, 02/15/2030(f)	50,000	42,814
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(f)	260,000	237,179
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(f)	330,000	317,276
NuStar Logistics LP:
5.625%, 04/28/2027	250,000	234,195
6.375%, 10/01/2030	60,000	55,586

See Notes to Financial Statements.

Annual Report | December 31, 2022	45

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.:
8.875%, 07/15/2030	$180,000	$203,523
4.625%, 06/15/2045	10,000	8,095
6.600%, 03/15/2046	140,000	144,375
Parkland Corp./Alberta, 4.625%, 05/01/2030(f)	20,000	16,579
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	265,000	236,837
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 8.500%, 10/15/2026(f)	260,000	247,998
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	310,000	271,605
Vermilion Energy, Inc., 6.875%, 05/01/2030(f)	178,000	162,676
Western Midstream Operating LP, 5.500%, 08/15/2048	90,000	74,969
		5,214,143

Paper & Forest Products - 0.39%
Clearwater Paper Corp., 4.750%, 08/15/2028(f)	150,000	132,470
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	150,000	130,206
Mercer International, Inc., 5.125%, 02/01/2029	420,000	351,742
		614,418

Personal Products - 0.22%
Edgewell Personal Care Co., 5.500%, 06/01/2028(f)	380,000	356,060

Professional Services - 0.30%
Booz Allen Hamilton, Inc., 3.875%, 09/01/2028(f)	450,000	399,480
TriNet Group, Inc., 3.500%, 03/01/2029(f)	100,000	82,350
		481,830

Real Estate Management & Development - 0.18%
Howard Hughes Corp.:
5.375%, 08/01/2028(f)	40,000	36,100
4.125%, 02/01/2029(f)	240,000	201,347
4.375%, 02/01/2031(f)	63,000	51,062
		288,509

Road & Rail - 0.10%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 03/01/2029(f)	180,000	154,213

Software - 0.84%
Consensus Cloud Solutions, Inc.:
6.000%, 10/15/2026(f)	60,000	56,370
6.500%, 10/15/2028(f)	345,000	317,769
Fair Isaac Corp., 4.000%, 06/15/2028(f)	700,000	636,493
Open Text Corp., 3.875%, 02/15/2028(f)	390,000	335,342
		1,345,974

Specialty Retail - 1.08%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	150,000	125,655
5.000%, 02/15/2032(f)	175,000	144,200
Bath & Body Works, Inc.:
6.875%, 11/01/2035	60,000	53,442
6.750%, 07/01/2036	283,000	249,238
Foot Locker, Inc., 4.000%, 10/01/2029(f)	100,000	78,050
Gap, Inc., 3.625%, 10/01/2029(f)	345,000	243,822
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	320,000	271,395
Murphy Oil USA, Inc., 3.750%, 02/15/2031(f)	460,000	379,417

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Specialty Retail (continued)
Sonic Automotive, Inc., 4.875%, 11/15/2031(f)	$220,000	$173,253
		1,718,472

Technology Hardware, Storage & Peripherals - 0.32%
Pitney Bowes, Inc., 6.875%, 03/15/2027(f)	120,000	102,757
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	515,000	412,980
		515,737

Textiles, Apparel & Luxury Goods - 0.07%
Crocs, Inc., 4.250%, 03/15/2029(f)	140,000	118,773

Thrifts & Mortgage Finance - 0.99%
MGIC Investment Corp., 5.250%, 08/15/2028	360,000	332,556
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(f)	639,000	494,383
5.750%, 11/15/2031(f)	100,000	77,880
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	192,000	173,371
4.250%, 02/15/2029(f)	350,000	273,483
5.750%, 09/15/2031(f)	170,000	135,062
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	110,000	97,854
		1,584,589

TOTAL CORPORATE BONDS
(Cost $53,284,431)		50,728,419

	Shares	Value
COMMON STOCK - 0.72%
Health Care Equipment & Supplies - 0.72%
Carestream Health Holdings Inc(g)	76,071	1,141,065

TOTAL COMMON STOCK
(Cost $1,440,785)		1,141,065

Total Investments- 163.66%
(Cost $280,918,481)		261,089,723

Other Assets in Excess of Liabilities - 0.86%		1,365,843

Mandatory Redeemable Preferred Shares - (12.62)%
(liquidation preference plus distributions payable on term preferred shares)		(20,124,814)

Leverage Facility - (51.90)%		(82,800,000)

Net Assets - 100.00%		$159,530,752

Amounts above are shown as a percentage of net assets as of December 31, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See Notes to Financial Statements.

Annual Report | December 31, 2022	47

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2022

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2022 was 4.39%

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

6M US L - 6 Month LIBOR as of December 31, 2022 was 5.14%

1M US SOFR- 1 Month SOFR as of December 31, 2022 was 4.06%

3M US SOFR - 3 Month SOFR as of December 31, 2022 was 3.62%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(d)	Security is in default as of period end and is therefore non-income producing.

(e)	A portion of this position was not funded as of December 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2022, the Fund has unfunded delayed draw loans in the amount of $277,866. Fair value of these unfunded delayed draws was $251,635.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $53,042,402, which represented approximately 33.25% of net assets as of December 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Non-income producing security.

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 122.55%
Aerospace & Defense - 4.72%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$2,870,357	$2,803,980
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	6,389,877	5,410,852
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,299,636	1,100,512
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	4,620,000	3,638,250
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,297,097	7,139,006
TransDigm Inc., TLH, First Lien Term Loan, 3M US L + 2.25%, 02/22/2027	293,580	292,939
TransDigm, Inc., First Lien Tranche F Refinancing Term Loan, 3M US L + 2.25%, 12/09/2025	3,341,388	3,307,139
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	1,786,500	1,757,755
		25,450,433

Air Freight & Logistics - 0.56%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 07/26/2028	3,260,355	2,994,326

Airlines - 2.85%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	4,000,000	3,965,620
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	2,233,474	2,152,867
American Airlines, Inc., First Lien 2020 Term Loan, 3M US L + 1.75%, 01/29/2027	1,775,008	1,689,426
Brown Group Holding LLC, First Lien Term Loan, 1M US L + 2.50%, 0.50% Floor, 06/07/2028	3,440,669	3,383,812
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	510,286	494,977
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	3,705,730	3,669,451
		15,356,153

Auto Components - 1.24%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M US L + 5.25%, 07/25/2029	4,324,000	3,945,650
Wheel Pros, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 05/11/2028	3,981,041	2,721,559
		6,667,209

Beverages - 1.22%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	7,047,287	6,577,761

Biotechnology - 0.75%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US L + 2.00%, 11/08/2027	4,188,961	4,059,815

Building Products - 3.68%
Arc Falcon I, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 09/30/2028	165,614	146,279
Chariot Buyer LLC, First Lien Term Loan:
1M US L + 3.25%, 0.50% Floor, 11/03/2028	3,316,280	3,133,884
3M US L + 7.51%, 0.50% Floor, 10/31/2029	3,846,853	3,834,832
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	2,072,213	1,869,064
CP Atlas Buyer, Inc., First Lien B Term Loan, 1M US L + 3.50%, 0.50% Floor, 11/23/2027	4,963,118	4,365,608
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US L + 3.25%, 0.75% Floor, 02/25/2028	6,905,040	6,499,369
		19,849,036

See Notes to Financial Statements.

Annual Report | December 31, 2022	49

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Capital Markets - 0.94%
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	$1,846,154	$1,669,283
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	3,441,266	3,383,194
		5,052,477

Chemicals - 4.02%
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	2,525,271	1,845,974
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	3,250,000	3,207,344
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	3,059,953	2,983,454
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	2,197,232	2,139,565
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	3,052,227	3,030,770
Nouryon USA LLC, First Lien Initial Dollar Term Loan, 3M US L + 2.75%, 10/01/2025	1,497,424	1,479,829
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	3,351,204	3,280,410
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 3.50%, 10/28/2024	1,865,900	1,826,483
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,995,334	1,854,413
		21,648,242

Commercial Services & Supplies - 5.72%
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026(b)	3,143,115	2,797,372
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	6,062,642	5,771,666
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	4,831,853	4,803,393
Covanta 11/21 TLC, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	364,672	362,524
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,675,137
Garda World Security Corp., First Lien B-2 Term Loan, 3M US L + 4.25%, 10/30/2026	3,500,936	3,415,163
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)	1,699,078	1,157,497
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	3,456,000	3,343,680
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,702,530	1,632,726
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	2,088,000	1,941,840
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	3,178,510	2,662,225
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	992,829	960,974
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.00%, 02/05/2026	284,330	270,366
		30,794,563

Communications Equipment - 0.15%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US L + 4.50%, 11/30/2025	2,330,432	821,477

Construction & Engineering - 1.31%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	4,555,051	4,268,447
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	2,188,331	2,160,867
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	662,793	625,511
		7,054,825

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Construction Materials - 0.82%
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	$4,545,919	$4,403,859

Containers & Packaging - 0.64%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	867,211	861,890
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	1,658,893	1,579,059
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	2,666,667	866,667
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	15,890	15,297
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	111,542	107,379
		3,430,292

Distributors - 1.08%
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	6,671,258	5,813,400

Diversified Consumer Services - 5.20%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	242,430	237,481
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US L + 4.25%, 06/22/2029	525,265	514,542
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	3,283,113	3,062,734
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027	1,435,323	600,144
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 03/12/2029	2,916,233	2,729,419
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	4,336,246	4,179,838
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	4,650,000	4,615,125
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 4.50%, 03/02/2029(b)	1,504,907	1,425,900
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US L + 3.25%, 0.50% Floor, 02/10/2029	1,233,613	1,202,772
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	4,289,059	3,819,964
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	5,710,545	5,609,183
		27,997,102

Diversified Financial Services - 3.93%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	1,950,575	1,867,675
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	1,425,074	1,254,065
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	7,835,719	7,244,005
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	1,206,186	1,007,919
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	443,787	426,036
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	5,550,510	5,078,716
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	4,333,333	4,311,667
		21,190,083

Diversified Telecommunication Services - 4.09%
Level 3 Financing, Inc., First Lien Term Loan, 1M US L + 1.75%, 03/01/2027	9,011,382	8,658,181
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	7,532,292	7,349,634
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	3,881,421	1,831,196
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 4.25%, 03/22/2029	4,382,505	4,223,180
		22,062,191

See Notes to Financial Statements.

Annual Report | December 31, 2022	51

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Electric Utilities - 0.59%
MIRION TECHNOLOGIES, INC., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	$3,241,814	$3,189,718

Electrical Equipment - 0.00%
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	12,190	11,372

Electronic Equipment, Instruments & Components - 1.83%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	3,989,873	3,940,000
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,893,439	3,736,475
LTI Holdings, Inc., First Lien Term Loan, 3M US L + 4.50%, 07/24/2026	1,232,204	1,182,916
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,021,276
		9,880,667

Energy Equipment & Services - 0.35%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,988,208	1,857,732

Entertainment - 2.09%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	7,325,130	4,005,161
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	3,993,677	3,850,584
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(b)	2,531,902	2,417,966
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(d)	4,529,328	855,998
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026(d)	714,037	132,200
		11,261,909

Food Products - 1.70%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US L + 2.25%, 01/29/2027	7,627,182	7,437,570
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,778,931	1,738,905
		9,176,475

Health Care Equipment & Supplies - 3.66%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	5,887,955	5,284,440
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027(b)	374,830	286,745
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	977,441	843,653
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,250,266	4,414,923
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,164,146	1,031,969
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,853,121	3,727,895
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/13/2026	4,357,143	4,117,500
		19,707,125
Health Care Providers & Services - 11.89%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026	800,935	678,792
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	3,874,406	3,283,559
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	3,329,412	3,251,187
Envision Healthcare Corp., First Lien Term Loan:
3M US L + 4.25%, 03/31/2027	3,948,986	1,382,145
3M US L + 7.88%, 03/31/2027	609,233	545,644
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,724,101	2,092,874

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Health Care Providers & Services (continued)
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 1.00% Floor, 03/14/2025	$5,511,784	$3,938,638
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/02/2025	914,738	646,610
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(b)	2,832,986	2,677,172
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,431,613	3,197,405
Iaa Spinco Inc. Tlb, First Lien Term Loan, 3M US L + 3.25%, 12/22/2028	9,621,417	9,613,527
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	4,328,127	4,090,621
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	2,948,514	2,771,603
Medical Solutions LLC, First Lien Term Loan, 1M US L + 3.50%, 11/01/2028	106,547	100,099
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 5.25%, 0.75% Floor, 02/23/2029	2,712,223	2,233,353
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	6,877,337	4,844,705
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 02/18/2028	195,103	137,439
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	4,404,968	3,945,684
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	4,469,952	3,747,295
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
1M US L + 3.25%, 0.50% Floor, 12/29/2028	10,316	9,822
3M US L + 1.88%, 12/29/2028(e)	784	746
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	4,887,984	4,608,880
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	3,039,138
Radiology Partners, Inc., First Lien Term Loan, 1M US L + 4.25%, 07/09/2025	2,849,358	2,405,043
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	942,287	810,367
		64,052,348

Health Care Technology - 1.76%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	5,180,048	4,689,808
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,337,625	2,215,519
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,583,445	2,572,142
		9,477,469

Hotels, Restaurants & Leisure - 3.35%
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US L + 1.75%, 01/15/2027	1,500,000	1,479,187
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	3,129,148	3,096,683
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/01/2028	4,651,179	4,316,294
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	847,424	848,060
Flutter Financing B.V., First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/16/2028	2,175,348	2,169,007
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,599,460
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,749,720	2,528,024
		18,036,715

Independent Power and Renewable Electricity Producers - 1.08%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	5,485,788	5,425,801

See Notes to Financial Statements.

Annual Report | December 31, 2022	53

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (continued)
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	$453,221	$405,601
		5,831,402
Industrial Conglomerates - 2.64%
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 4.00%, 12/14/2028	2,462,014	2,320,448
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	1,750,711	1,697,918
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026	222,385	200,564
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026	4,113,737	3,710,076
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US L + 4.50%, 04/05/2029	2,382,837	2,231,789
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	4,496,465	4,088,973
		14,249,768

Insurance - 1.17%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	972,947	926,732
AmWINS Group, Inc., First Lien Term Loan, 1M US L + 2.25%, 0.75% Floor, 02/19/2028	3,450,000	3,393,127
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,078,626	1,993,257
		6,313,116

Interactive Media & Services - 2.08%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	1,595,949	1,582,384
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	2,331,829	2,102,657
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.25%, 02/23/2029	2,180,856	1,953,229
Momentive, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/10/2025	5,757,648	5,584,919
		11,223,189

IT Services - 2.75%
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 3M US L + 7.00%, 02/19/2029	4,963,456	4,551,489
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	5,055,096	4,562,224
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	2,554,180	2,415,297
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	1,389,264	1,269,440
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	2,213,594	2,022,671
		14,821,121

Leisure Products - 0.67%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	3,602,474	3,588,983

Life Sciences Tools & Services - 1.94%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	4,000,000	3,945,640
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	6,096,551	5,050,626
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	1,496,222	1,470,973
		10,467,239

Machinery - 1.39%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	5,740,927	5,596,687

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Machinery (continued)
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	$1,994,764	$1,868,685
		7,465,372

Media - 8.32%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	3,720,223	3,692,322
Charter Communications Operating LLC, First Lien Term Loan, 1M US L + 1.75%, 02/01/2027	3,441,108	3,365,404
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	3,612,660	3,298,810
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	4,503,477	4,453,444
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	3,989,924	3,259,489
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/24/2026	5,301,542	5,228,646
3M US L + 4.25%, 06/24/2029	637,705	631,647
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	7,294,177	7,134,616
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	5,347,933	5,268,195
1M US L + 3.25%, 01/31/2029	1,500,000	1,489,125
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	7,180,820	7,018,712
		44,840,410

Mortgage Real Estate Investment Trusts (REITs) - 0.35%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	957,526	936,580
1M US L + 2.75%, 0.50% Floor, 04/23/2026	957,563	940,806
		1,877,386

Oil, Gas & Consumable Fuels - 1.20%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	3,491,094	3,476,013
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	3,163,867	3,015,782
		6,491,795

Pharmaceuticals - 0.80%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/01/2027	1,476,904	1,421,284
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	3,261,635	2,908,302
		4,329,586

Professional Services - 7.91%
AG Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/29/2028(b)	1,634,365	1,564,905
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	2,593,401	2,576,038
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	5,708,001	5,013,508
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	5,714,175	4,787,421
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,278,809
Corporation Service Company, First Lien Term Loan, 3M US L + 3.25%, 11/02/2029	1,781,727	1,766,137
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	960,000	918,000
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	4,367,737	4,335,372
Equiniti Group PLC, First Lien Term Loan, 6M US L + 4.75%, 12/11/2028	1,011,600	1,005,277
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US L + 4.75%, 04/29/2029	2,056,949	1,866,682
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025(b)	3,209,378	3,000,768
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	3,588,490	3,440,465
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/26/2026(b)	4,091,148	4,050,237
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	5,733,153	5,662,005
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	1,245,223	1,235,105

See Notes to Financial Statements.

Annual Report | December 31, 2022	55

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Professional Services (continued)
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	$151,330	$147,105
		42,647,834

Road & Rail - 0.78%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	4,338,817	4,217,244

Semiconductors & Semiconductor Equipment - 0.73%
Coherent Corp., First Lien Term Loan, 3M US L + 2.75%, 0.50% Floor, 07/02/2029	3,989,818	3,957,900

Software - 14.07%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,820,854	1,711,602
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	5,118,107	5,080,591
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	4,805,968	4,546,902
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,484,289	1,413,786
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	5,510,203	4,945,407
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US L + 4.75%, 04/26/2029	2,368,441	2,187,848
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	2,388,305	2,363,228
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	2,398,251	2,282,847
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	4,008,320	3,857,187
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	6,178,321	5,586,747
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	4,574,717	4,350,555
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	4,032,701	3,813,423
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,304,530	3,538,324
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.75%, 04/01/2028	900,555	856,491
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	797,240	631,318
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	5,725,206	4,559,296
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	1,571,642	919,410
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028(b)	2,276,736	2,236,893
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	5,167,437	4,448,853
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US L + 4.75%, 05/02/2029	1,263,168	1,186,595
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	859,646	803,365
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 4.25%, 02/01/2029	4,116,512	3,194,166
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	3,534,402	3,352,628
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	638,271	628,101
1M US L + 2.25%, 0.50% Floor, 03/22/2029	961,729	946,403
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	1,160,777	824,773
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	6,675,854	5,545,966
		75,812,705

Specialty Retail - 0.56%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	1,849,856	1,751,592
3M US L + 4.25%, 0.50% Floor, 03/31/2026	692,089	650,131

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Specialty Retail (continued)
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	$661,458	$626,322
		3,028,045

Technology Hardware, Storage & Peripherals - 0.67%
Project Castle, Inc., First Lien Term Loan, 3M US L + 5.50%, 06/01/2029	4,453,838	3,624,310

Textiles, Apparel & Luxury Goods - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 0.50% Floor, 03/11/2028	2,917,727	2,667,299

Trading Companies & Distributors - 1.93%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,178,243	2,067,697
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	9,472,386	8,323,859
		10,391,556

Wireless Telecommunication Services - 0.86%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	4,857,121	4,653,122

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $712,259,080)		660,374,156

CORPORATE BONDS - 33.30%
Aerospace & Defense - 1.26%
Bombardier, Inc.:
7.125%, 06/15/2026(f)	600,000	583,221
7.875%, 04/15/2027(f)	2,244,000	2,181,248
6.000%, 02/15/2028(f)	420,000	388,895
Howmet Aerospace, Inc.:
6.875%, 05/01/2025	41,000	42,140
3.000%, 01/15/2029	600,000	510,867
5.950%, 02/01/2037	774,000	752,659
TransDigm, Inc.:
4.625%, 01/15/2029	1,100,000	969,127
4.875%, 05/01/2029	1,150,000	1,004,554
Triumph Group, Inc., 7.750%, 08/15/2025	400,000	340,868
		6,773,579

Air Freight & Logistics - 0.08%
Cargo Aircraft Management, Inc., 4.750%, 02/01/2028(f)	450,000	409,122

Airlines - 0.04%
American Airlines Group, Inc., 3.750%, 03/01/2025(f)	275,000	233,359

Auto Components - 0.13%
American Axle & Manufacturing, Inc., 6.500%, 04/01/2027	508,000	459,010
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	320,000	266,016
		725,026

Automobiles - 0.16%
Ford Motor Co., 7.400%, 11/01/2046	100,000	97,678
Ford Motor Credit Co. LLC, 3.625%, 06/17/2031	950,000	747,515
		845,193

See Notes to Financial Statements.

Annual Report | December 31, 2022	57

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Banks - 0.49%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	$2,740,000	$2,636,138

Beverages - 0.18%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(f)	1,100,000	951,249

Building Products - 0.44%
Builders FirstSource, Inc.:
4.250%, 02/01/2032(f)	200,000	162,497
6.375%, 06/15/2032(f)	400,000	376,238
Griffon Corp., 5.750%, 03/01/2028	1,250,000	1,145,687
PGT Innovations, Inc., 4.375%, 10/01/2029(f)	830,000	695,970
		2,380,392

Capital Markets - 0.36%
LPL Holdings, Inc., 4.375%, 05/15/2031(f)	250,000	212,898
MSCI, Inc.:
3.625%, 09/01/2030(f)	670,000	558,127
3.875%, 02/15/2031(f)	1,400,000	1,166,480
		1,937,505

Chemicals - 1.07%
Ashland LLC, 3.375%, 09/01/2031(f)	1,430,000	1,144,816
Chemours Co., 4.625%, 11/15/2029(f)	195,000	159,666
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(f)	370,000	332,411
HB Fuller Co., 4.250%, 10/15/2028	210,000	186,567
Ingevity Corp., 3.875%, 11/01/2028(f)	780,000	672,079
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	737,000	657,677
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(f)	760,000	659,558
Rayonier AM Products, Inc., 7.625%, 01/15/2026(f)	1,550,000	1,496,556
Valvoline, Inc., 3.625%, 06/15/2031(f)	550,000	452,007
		5,761,337

Commercial Services & Supplies - 0.05%
Stericycle, Inc., 3.875%, 01/15/2029(f)	300,000	262,145

Communications Equipment - 0.63%
CommScope, Inc., 8.250%, 03/01/2027(f)	1,140,000	885,301
Nokia Oyj, 6.625%, 05/15/2039	320,000	304,300
Viasat, Inc., 6.500%, 07/15/2028(f)	1,974,000	1,484,147
Viavi Solutions, Inc., 3.750%, 10/01/2029(f)	870,000	732,627
		3,406,375

Construction & Engineering - 0.24%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	779,000	711,146
Tutor Perini Corp., 6.875%, 05/01/2025(f)	650,000	569,775
		1,280,921

Consumer Finance - 1.09%
Enova International, Inc., 8.500%, 09/15/2025(f)	500,000	464,364
FirstCash, Inc.:
4.625%, 09/01/2028(f)	2,045,000	1,798,702
5.625%, 01/01/2030(f)	250,000	222,841

See Notes to Financial Statements.

58	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Consumer Finance (continued)
Navient Corp.:
5.000%, 03/15/2027	$200,000	$175,433
4.875%, 03/15/2028	950,000	782,645
5.625%, 08/01/2033	1,143,000	816,314
OneMain Finance Corp.:
6.625%, 01/15/2028	250,000	230,645
3.875%, 09/15/2028	350,000	278,782
PRA Group, Inc., 5.000%, 10/01/2029(f)	1,363,000	1,126,479
		5,896,205
Containers & Packaging - 0.72%
OI European Group BV, 4.750%, 02/15/2030(f)	1,900,000	1,666,576
Owens-Brockway Glass Container, Inc., 6.625%, 05/13/2027(f)	280,000	272,092
Sealed Air Corp., 6.875%, 07/15/2033(f)	1,320,000	1,310,420
TriMas Corp., 4.125%, 04/15/2029(f)	730,000	638,465
		3,887,553
Diversified Consumer Services - 0.65%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	350,000	318,052
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	1,005,000	916,781
Service Corp. International:
3.375%, 08/15/2030	1,170,000	953,008
4.000%, 05/15/2031	1,580,000	1,333,000
		3,520,841
Diversified Telecommunication Services - 0.65%
Cogent Communications Group, Inc., 3.500%, 05/01/2026(f)	570,000	518,522
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(f)	1,590,000	1,317,522
5.875%, 11/01/2029	150,000	116,246
6.000%, 01/15/2030(f)	400,000	314,749
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	590,000	551,349
SBA Communications Corp., 3.125%, 02/01/2029	818,000	681,595
		3,499,983
Electric Utilities - 0.15%
PG&E Corp., 5.000%, 07/01/2028	900,000	823,021

Electronic Equipment, Instruments & Components - 0.20%
Sensata Technologies, Inc., 4.375%, 02/15/2030(f)	400,000	348,912
TTM Technologies, Inc., 4.000%, 03/01/2029(f)	820,000	704,372
		1,053,284
Energy Equipment & Services - 1.41%
Enerflex, Ltd., 9.000%, 10/15/2027(f)	500,000	499,285
Nabors Industries, Ltd., 7.500%, 01/15/2028(f)	1,497,000	1,371,965
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	1,070,000	961,255
Petrofac, Ltd., 9.750%, 11/15/2026(f)	717,000	406,123
Precision Drilling Corp., 6.875%, 01/15/2029(f)	1,660,000	1,547,629
Transocean, Inc.:
7.500%, 01/15/2026(f)	1,980,000	1,669,972
8.000%, 02/01/2027(f)	1,370,000	1,120,961
		7,577,190

See Notes to Financial Statements.

Annual Report | December 31, 2022	59

Blackstone Strategic Credit Fund	Portfolio of Investments

  December 31, 2022

	Principal Amount	Value
Equity Real Estate Investment Trusts (REITs) - 1.05%
Iron Mountain, Inc.:
4.875%, 09/15/2029(f)	$400,000	$349,552
5.250%, 07/15/2030(f)	1,190,000	1,036,793
4.500%, 02/15/2031(f)	770,000	634,630
5.625%, 07/15/2032(f)	500,000	434,196
Service Properties Trust:
5.250%, 02/15/2026	840,000	702,938
4.750%, 10/01/2026	1,800,000	1,419,354
4.950%, 02/15/2027	605,000	477,454
3.950%, 01/15/2028	849,000	604,124
		5,659,041
Food & Staples Retailing - 0.09%
Ingles Markets, Inc., 4.000%, 06/15/2031(f)	600,000	505,389

Food Products - 1.01%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(f)	1,000,000	949,270
4.125%, 01/31/2030(f)	1,200,000	1,061,460
4.375%, 01/31/2032(f)	550,000	481,330
Post Holdings, Inc.:
5.625%, 01/15/2028(f)	1,500,000	1,414,208
5.500%, 12/15/2029(f)	200,000	181,400
4.625%, 04/15/2030(f)	500,000	432,412
4.500%, 09/15/2031(f)	1,110,000	935,181
		5,455,261
Gas Utilities - 0.20%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.750%, 05/20/2027	469,000	436,600
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	740,000	633,769
		1,070,369
Health Care Equipment & Supplies - 0.16%
Hologic, Inc., 3.250%, 02/15/2029(f)	1,000,000	860,326

Health Care Providers & Services - 0.95%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(f)	650,000	617,565
5.000%, 04/15/2029(f)	680,000	626,487
AdaptHealth LLC:
4.625%, 08/01/2029(f)	520,000	436,046
5.125%, 03/01/2030(f)	320,000	272,829
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(f)	500,000	456,250
8.000%, 12/15/2027(f)	500,000	453,347
DaVita, Inc., 4.625%, 06/01/2030(f)	598,000	482,312
Encompass Health Corp.:
4.500%, 02/01/2028	400,000	363,980
4.750%, 02/01/2030	1,240,000	1,090,886
ModivCare, Inc., 5.875%, 11/15/2025(f)	360,000	338,622
		5,138,324

See Notes to Financial Statements.

60	www.blackstone credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

  December 31, 2022

	Principal Amount	Value
Hotels, Restaurants & Leisure - 4.19%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(f)	$348,000	$312,069
4.375%, 01/15/2028(f)	1,370,000	1,228,707
3.500%, 02/15/2029(f)	670,000	575,573
4.000%, 10/15/2030(f)	1,750,000	1,420,816
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	375,000	315,900
Carnival Corp., 7.625%, 03/01/2026(f)	1,045,000	830,111
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(f)	700,000	628,729
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	2,510,000	2,250,014
Full House Resorts, Inc., 8.250%, 02/15/2028(f)	200,000	177,312
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(f)	1,200,000	1,039,608
4.000%, 05/01/2031(f)	400,000	335,476
3.625%, 02/15/2032(f)	400,000	321,032
Las Vegas Sands Corp., 3.900%, 08/08/2029	1,830,000	1,545,320
Life Time, Inc., 8.000%, 04/15/2026(f)	900,000	811,125
Marriott Ownership Resorts, Inc., 4.750%, 01/15/2028	610,000	532,122
NCL Corp., Ltd.:
5.875%, 03/15/2026(f)	2,250,000	1,771,200
7.750%, 02/15/2029(f)	256,000	192,983
Papa John's International, Inc., 3.875%, 09/15/2029(f)	150,000	125,441
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	750,000	607,198
5.500%, 08/31/2026(f)	220,000	185,350
11.625%, 08/15/2027(f)	2,010,000	2,021,980
7.500%, 10/15/2027	250,000	213,141
Station Casinos LLC, 4.500%, 02/15/2028(f)	90,000	78,384
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.:
5.500%, 03/01/2025(f)	397,000	377,708
5.250%, 05/15/2027(f)	250,000	226,013
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.:
7.750%, 04/15/2025(f)	240,000	239,049
5.125%, 10/01/2029(f)	1,720,000	1,477,076
Yum! Brands, Inc.:
4.750%, 01/15/2030(f)	1,240,000	1,139,783
3.625%, 03/15/2031	1,110,000	933,077
4.625%, 01/31/2032	550,000	487,219
5.375%, 04/01/2032	200,000	185,520
		22,585,036
Household Durables - 1.21%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	540,000	481,204
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	450,000	405,326
LGI Homes, Inc., 4.000%, 07/15/2029(f)	510,000	394,702
M/I Homes, Inc.:
4.950%, 02/01/2028	450,000	400,518
3.950%, 02/15/2030	320,000	258,788
Meritage Homes Corp., 3.875%, 04/15/2029(f)	1,230,000	1,044,885
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(f)	600,000	562,844
5.125%, 08/01/2030(f)	260,000	225,682
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	1,290,000	1,085,671
3.875%, 10/15/2031(f)	530,000	416,829
TopBuild Corp., 3.625%, 03/15/2029(f)	397,000	326,018

See Notes to Financial Statements.

Annual Report | December 31, 2022	61

Blackstone Strategic Credit Fund	Portfolio of Investments

  December 31, 2022

	Principal Amount	Value
Household Durables (continued)
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	$1,030,000	$934,696
		6,537,163
Household Products - 0.40%
Central Garden & Pet Co.:
4.125%, 10/15/2030	500,000	411,504
4.125%, 04/30/2031(f)	550,000	456,005
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	700,000	667,058
4.750%, 06/15/2028(f)	700,000	607,742
		2,142,309
Independent Power and Renewable Electricity Producers - 0.34%
DPL, Inc.:
4.125%, 07/01/2025	975,000	917,689
4.350%, 04/15/2029	271,000	243,520
Vistra Operations Co. LLC, 4.375%, 05/01/2029(f)	750,000	647,724
		1,808,933
Industrial Conglomerates - 0.47%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	890,000	816,842
4.375%, 02/01/2029	2,000,000	1,694,190
		2,511,032
Interactive Media & Services - 0.30%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	850,000	709,076
Ziff Davis, Inc., 4.625%, 10/15/2030(f)	850,000	720,762
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	250,000	206,430
		1,636,268
IT Services - 0.36%
Gartner, Inc.:
3.625%, 06/15/2029(f)	1,149,000	1,011,034
3.750%, 10/01/2030(f)	290,000	250,415
Science Applications International Corp., 4.875%, 04/01/2028(f)	750,000	694,945
		1,956,394
Leisure Products - 0.12%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	850,000	625,209

Machinery - 0.59%
Allison Transmission, Inc.:
4.750%, 10/01/2027(f)	567,000	526,776
5.875%, 06/01/2029(f)	300,000	282,263
3.750%, 01/30/2031(f)	1,570,000	1,293,288
ATS Corp., 4.125%, 12/15/2028(f)	400,000	345,576
Wabash National Corp., 4.500%, 10/15/2028(f)	870,000	741,967
		3,189,870
Media - 0.80%
DISH DBS Corp., 7.750%, 07/01/2026	550,000	444,647
Lamar Media Corp., 4.000%, 02/15/2030	263,000	230,329

See Notes to Financial Statements.

62	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Media (continued)
Sirius XM Radio, Inc.:
5.000%, 08/01/2027(f)	$290,000	$268,703
4.000%, 07/15/2028(f)	3,050,000	2,660,271
3.875%, 09/01/2031(f)	900,000	703,885
		4,307,835
Metals & Mining - 2.34%
ATI, Inc., 4.875%, 10/01/2029	1,130,000	1,000,056
Carpenter Technology Corp., 6.375%, 07/15/2028	1,310,000	1,248,161
Commercial Metals Co.:
3.875%, 02/15/2031	1,170,000	985,400
4.375%, 03/15/2032	350,000	304,980
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	1,040,000	911,177
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	412,000	384,385
4.375%, 04/01/2031(f)	380,000	316,771
6.125%, 04/15/2032(f)	1,417,000	1,323,542
Hudbay Minerals, Inc., 6.125%, 04/01/2029(f)	290,000	263,084
Kaiser Aluminum Corp., 4.500%, 06/01/2031(f)	350,000	281,767
Mineral Resources, Ltd.:
8.000%, 11/01/2027(f)	810,000	829,367
8.500%, 05/01/2030(f)	2,770,000	2,811,536
New Gold, Inc., 7.500%, 07/15/2027(f)	290,000	254,949
SunCoke Energy, Inc., 4.875%, 06/30/2029(f)	1,050,000	902,672
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	870,000	766,113
		12,583,960
Mortgage Real Estate Investment Trusts (REITs) - 0.73%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	850,000	681,437
Rithm Capital Corp., 6.250%, 10/15/2025(f)	1,050,000	943,824
Starwood Property Trust, Inc.:
3.625%, 07/15/2026(f)	1,600,000	1,401,992
4.375%, 01/15/2027(f)	1,020,000	894,025
		3,921,278
Multiline Retail - 0.21%
Macy's Retail Holdings LLC:
5.875%, 04/01/2029(f)	250,000	221,718
5.875%, 03/15/2030(f)	730,000	634,516
6.125%, 03/15/2032(f)	200,000	168,400
4.500%, 12/15/2034	150,000	104,666
		1,129,300
Oil, Gas & Consumable Fuels - 3.26%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
5.750%, 03/01/2027(f)	150,000	142,062
5.375%, 06/15/2029(f)	580,000	531,042
Apache Corp., 5.350%, 07/01/2049	580,000	469,609
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	700,000	644,011
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(f)	940,000	880,075
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(f)	770,000	707,596
CVR Energy, Inc., 5.750%, 02/15/2028(f)	1,330,000	1,159,866
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	880,000	794,922
Energean PLC, 6.500%, 04/30/2027(f)	629,000	586,066

See Notes to Financial Statements.

Annual Report | December 31, 2022	63

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP:
5.600%, 04/01/2044	$800,000	$663,569
5.450%, 06/01/2047	960,000	772,824
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 01/15/2026(f)	1,400,000	1,320,788
EQM Midstream Partners LP, 6.500%, 07/15/2048	770,000	578,559
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	1,000,000	917,370
Hess Midstream Operations LP:
5.125%, 06/15/2028(f)	239,000	221,426
4.250%, 02/15/2030(f)	200,000	171,254
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(f)	640,000	583,825
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(f)	1,200,000	1,153,733
NuStar Logistics LP:
5.625%, 04/28/2027	750,000	702,583
6.375%, 10/01/2030	330,000	305,725
Occidental Petroleum Corp., 6.600%, 03/15/2046	690,000	711,559
Parkland Corp./Alberta, 4.625%, 05/01/2030(f)	70,000	58,026
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	790,000	706,043
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 8.500%, 10/15/2026(f)	850,000	810,764
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	1,810,000	1,585,822
Vermilion Energy, Inc., 6.875%, 05/01/2030(f)	312,000	285,141
Western Midstream Operating LP, 5.500%, 08/15/2048	150,000	124,948
		17,589,208
Paper & Forest Products - 0.42%
Clearwater Paper Corp., 4.750%, 08/15/2028(f)	400,000	353,254
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	670,000	581,588
Mercer International, Inc., 5.125%, 02/01/2029	1,568,000	1,313,169
		2,248,011

Personal Products - 0.07%
Edgewell Personal Care Co., 4.125%, 04/01/2029(f)	460,000	392,805

Professional Services - 0.35%
Booz Allen Hamilton, Inc.:
3.875%, 09/01/2028(f)	900,000	798,959
4.000%, 07/01/2029(f)	500,000	440,795
KBR, Inc., 4.750%, 09/30/2028(f)	480,000	426,937
TriNet Group, Inc., 3.500%, 03/01/2029(f)	300,000	247,050
		1,913,741
Real Estate Management & Development - 0.17%
Howard Hughes Corp.:
5.375%, 08/01/2028(f)	170,000	153,425
4.125%, 02/01/2029(f)	200,000	167,789
4.375%, 02/01/2031(f)	739,000	598,970
		920,184
Road & Rail - 0.11%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
4.750%, 04/01/2028(f)	176,000	148,516
5.375%, 03/01/2029(f)	500,000	428,369
		576,885

See Notes to Financial Statements.

64	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Principal Amount	Value
Software - 0.75%
Consensus Cloud Solutions, Inc.:
6.000%, 10/15/2026(f)	$600,000	$563,703
6.500%, 10/15/2028(f)	1,050,000	967,122
Fair Isaac Corp., 4.000%, 06/15/2028(f)	2,170,000	1,973,129
Open Text Corp., 3.875%, 02/15/2028(f)	600,000	515,910
		4,019,864
Specialty Retail - 1.08%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	450,000	376,963
5.000%, 02/15/2032(f)	595,000	490,280
Bath & Body Works, Inc.:
6.875%, 11/01/2035	400,000	356,280
6.750%, 07/01/2036	820,000	722,174
Foot Locker, Inc., 4.000%, 10/01/2029(f)	200,000	156,100
Gap, Inc., 3.625%, 10/01/2029(f)	1,220,000	862,210
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	1,150,000	975,327
Murphy Oil USA, Inc.:
4.750%, 09/15/2029	380,000	348,386
3.750%, 02/15/2031(f)	1,190,000	981,535
Sonic Automotive, Inc., 4.875%, 11/15/2031(f)	730,000	574,886
		5,844,141
Technology Hardware, Storage & Peripherals - 0.36%
Pitney Bowes, Inc., 6.875%, 03/15/2027(f)	440,000	376,776
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	1,920,000	1,539,652
		1,916,428
Textiles, Apparel & Luxury Goods - 0.08%
Crocs, Inc., 4.250%, 03/15/2029(f)	510,000	432,671

Thrifts & Mortgage Finance - 1.10%
MGIC Investment Corp., 5.250%, 08/15/2028	1,190,000	1,099,280
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	900,000	806,922
5.500%, 08/15/2028(f)	200,000	163,407
5.125%, 12/15/2030(f)	1,232,000	953,177
5.750%, 11/15/2031(f)	820,000	638,616
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	1,300,000	1,173,867
4.250%, 02/15/2029(f)	300,000	234,414
5.750%, 09/15/2031(f)	700,000	556,139
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	350,000	311,355
		5,937,177
Wireless Telecommunication Services - 0.03%
Sprint LLC, 7.625%, 03/01/2026	150,000	158,176

TOTAL CORPORATE BONDS
(Cost $189,838,529)		179,433,006

	Shares	Value
COMMON STOCK - 1.86%
Energy Equipment & Services - 0.04%(g)	164,832	–
Brock Holdings III Inc.(b)

See Notes to Financial Statements.

Annual Report | December 31, 2022	65

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

	Shares	Value
Energy Equipment & Services (continued)
Utex Industries Holdings, LLC(b)(h)	3,182	$217,967
		217,967
Health Care Equipment & Supplies - 0.68%
Carestream Health Holdings Inc(h)	242,545	3,638,175

Oil, Gas & Consumable Fuels - 1.14%
Ridgeback Resources Inc.(b)(h)	1,201,345	5,039,616
Total Safety Holdings, LLC(b)(h)	2,951	1,106,625
		6,146,241

TOTAL COMMON STOCK
(Cost $17,867,520)		10,002,383

WARRANTS - 0.00%
Energy Equipment & Services - 0.00%(g)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

Total Investments- 157.71%
(Cost $919,965,129)		849,812,727

Other Assets in Excess of Liabilities - 0.60%		3,227,794

Mandatory Redeemable Preferred Shares - (8.41)%
(liquidation preference plus distributions payable on term preferred shares)		(45,280,831)

Leverage Facility - (49.90)%		(268,900,000)

Net Assets - 100.00%		$538,859,690

Amounts above are shown as a percentage of net assets as of December 31, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2022 was 4.39%

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

6M US L - 6 Month LIBOR as of December 31, 2022 was 5.14%

1M US SOFR- 1 Month SOFR as of December 31, 2022 was 4.06%

3M US SOFR - 3 Month SOFR as of December 31, 2022 was 3.62%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(d)	Security is in default as of period end and is therefore non-income producing.

(e)	A portion of this position was not funded as of December 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of December 31, 2022, the Fund has unfunded delayed draw loans in the amount of $918,407. Fair value of these unfunded delayed draws was $831,709.

See Notes to Financial Statements.

66	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Portfolio of Investments

December 31, 2022

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $133,786,777, which represented approximately 24.83% of net assets as of December 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(g)	Amount represents less than 0.005% of net assets.

(h)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2022	67

Blackstone Credit Funds	Statements of Assets and Liabilities

December 31, 2022

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $283,746,071, $280,918,481 and $919,965,129, respectively)	$263,922,130	$261,089,723	$849,812,727
Cash	24,147,662	16,127,709	49,914,966
Foreign Currency, at value (Cost –, – and 659,364, respectively)	–	–	658,617
Receivable for investment securities sold	25,682,613	19,789,936	64,995,565
Interest receivable	1,802,973	2,400,751	6,726,145
Net unrealized appreciation on unfunded loan commitments	–	–	288,049
Prepaid offering cost	288,840	445,077	–
Prepaid expenses and other assets	10,401	4,568	86,859
Total Assets	315,854,619	299,857,764	972,482,928

LIABILITIES:
Payable for investment securities purchased	46,888,532	36,080,509	116,481,606
Leverage facility	85,000,000	82,800,000	268,900,000
Interest due on leverage facility	779,158	541,828	937,126
Net unrealized depreciation on unfunded loan commitments	37,918	19,718	–
Accrued investment advisory fee payable	346,071	163,968	735,879
Accrued fund accounting and administration fees payable	171,030	143,872	369,921
Accrued trustees' fees payable	31,129	21,882	73,619
Other payables and accrued expenses	460,999	450,773	890,049
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(20,352) and $(45,793), respectively)(a)	–	19,979,648	44,954,207
Distributions payable on mandatory redeemable preferred shares	–	124,814	280,831
Total Liabilities	133,714,837	140,327,012	433,623,238
Net Assets Attributable to Common Shareholders	$182,139,782	$159,530,752	$538,859,690

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,008,542, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,009	$12,708	$44,664
Paid-in capital in excess of par value	257,240,387	236,843,518	839,706,479
Total distributable earnings	(75,113,614)	(77,325,474)	(300,891,453)
Net Assets Attributable to Common Shareholders	$182,139,782	$159,530,752	$538,859,690

Net Asset Value per Common Share	$14.00	$12.55	$12.06

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

68	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Operations

For the Year Ended December 31, 2022

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$20,379,107	$19,843,695	$63,092,689
Facility and other fees	68,467	57,268	198,723
Total Investment Income	20,447,574	19,900,963	63,291,412

EXPENSES:
Investment advisory fee	2,670,322	2,103,785	9,336,825
Fund accounting and administration fees	335,719	295,774	1,009,626
Insurance expense	85,800	83,362	133,995
Legal and audit fees	320,049	358,305	578,040
Custodian fees	84,887	59,236	187,103
Offering costs	–	44,076	–
Trustees' fees and expenses	114,622	99,847	334,610
Printing expense	39,049	26,398	61,021
Transfer agent fees	22,558	33,239	33,226
Interest on leverage facility	2,700,689	2,501,761	8,134,264
Amortization of deferred financing costs	–	35,887	80,745
Other expenses	41,841	77,768	109,912
Distributions to mandatory redeemable preferred shares	–	722,000	1,624,500
Total Expenses	6,415,536	6,441,438	21,623,867
Net Investment Income	14,032,038	13,459,525	41,667,545

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	(13,597,726)	(15,868,811)	(49,641,964)
Foreign currency transactions	–	–	(19,382)
Net realized loss:	(13,597,726)	(15,868,811)	(49,661,346)
Net change in unrealized appreciation/(depreciation) on:
Investment securities and unfunded loan commitments	(19,572,848)	(20,193,964)	(63,447,192)
Translation of assets and liabilities in foreign currency transactions	–	–	(747)
Net change in unrealized appreciation/(depreciation) on investments	(19,572,848)	(20,193,964)	(63,447,939)
Net Realized and Unrealized Loss on Investments	(33,170,574)	(36,062,775)	(113,109,285)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(19,138,536)	$(22,603,250)	$(71,441,740)

See Notes to Financial Statements.

Annual Report | December 31, 2022	69

Blackstone Credit Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income(a)	$14,032,038	$13,813,221	$13,459,525	$13,497,245	$41,667,545	$41,471,880
Net realized gain/(loss)	(13,597,726)	(636,485)	(15,868,811)	234,539	(49,661,346)	(1,950,794)
Net change in unrealized appreciation/(depreciation) on Investment securities and unfunded loan commitments	(19,572,848)	4,608,802	(20,193,964)	2,830,426	(63,447,939)	11,718,069
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(19,138,536)	17,785,538	(22,603,250)	16,562,210	(71,441,740)	51,239,155

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(11,464,793)	(13,362,661)	(11,234,115)	(13,101,880)	(34,748,889)	(39,929,957)
Net Decrease in Net Assets from Distributions to Common Shareholders	(11,464,793)	(13,362,661)	(11,234,115)	(13,101,880)	(34,748,889)	(39,929,957)

Proceeds from sale of common shares (net of offering costs)	32,583	–	–	–	–	–
Cost of shares repurchased	(6,727,909)	(451,155)	–	–	–	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	51,564	162,123	–	7,232	–	–
Net Increase/(Decrease) from Capital Share Transactions	(6,643,762)	(289,032)	–	7,232	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(37,247,091)	4,133,845	(33,837,365)	3,467,562	(106,190,629)	11,309,198

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	219,386,873	215,253,028	193,368,117	189,900,555	645,050,319	633,741,121
End of period	$182,139,782	$219,386,873	$159,530,752	$193,368,117	$538,859,690	$645,050,319

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,000 and $1,624,500, respectively, to holders of MRPS for the fiscal year ended December 31, 2022. For the fiscal year ended December 31, 2021, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,000 and $1,624,500, respectively, to holders of MRPS. See Note 12 for details on tax characterization of distributions.

See Notes to Financial Statements.

70	www.blackstone-credit.com

Blackstone Credit Funds	Statements of Cash Flows

For the Year Ended December 31, 2022

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(19,138,536)	$(22,603,250)	$(71,441,740)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(201,598,981)	(257,186,646)	(709,960,726)
Payment-in-kind interest	(264,520)	(350,885)	(1,119,353)
Proceeds from disposition of investment securities	249,842,643	289,251,141	812,156,800
Net discounts (accreted)/premiums amortized	(1,053,113)	(1,160,536)	(3,478,809)
Net realized (gain)/loss on:
Investment securities and unfunded loan commitments	13,597,726	15,868,811	49,641,964
Net change in unrealized (appreciation)/depreciation on:
Investment securities and unfunded loan commitments	19,572,848	20,193,964	63,447,192
Net purchase of cash equivalents	(68,993)	–	2,394
Amortization of deferred financing costs	–	35,887	80,745
(Increase)/Decrease in assets:
Interest receivable	(418,333)	(912,994)	(2,231,912)
Net unrealized appreciation on unfunded loan commitments	–	–	(288,049)
Prepaid offering costs	(288,840)	(21,859)	–
Receivable for dividend reinvest	23,504	–	–
Prepaid expenses and other assets	27,935	33,622	(45,649)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(2,713)	(6,106)
Interest due on loan facility	624,016	471,171	685,110
Payable to Adviser for offering costs	–	(68,282)	–
Net unrealized depreciation on unfunded loan commitments	35,723	17,765	(6,212)
Accrued investment advisory fees payable	97,821	(34,618)	(120,395)
Accrued fund accounting and administration expense	11,167	(18,054)	(195,146)
Accrued trustees' fees payable	3,808	(2,186)	(6,524)
Other payables and accrued expenses	118,795	151,093	287,694
Net Cash Provided by/(Used in) Operating Activities	61,124,670	43,661,431	137,401,278

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	8,000,000	24,900,000	90,700,000
Payments on leverage facility	(28,500,000)	(41,000,000)	(145,600,000)
Cost of shares repurchased	(6,727,909)	–	–
Proceeds from sale of common shares (net of offering costs)	32,583	–	–
Distributions paid - common shareholders - net of distributions reinvested	(13,591,478)	(12,962,440)	(39,661,971)
Net Cash Used in Financing Activities	(40,786,804)	(29,062,440)	(94,561,971)

Effect of exchange rates on cash	–	–	(747)

Net Increase in Cash	20,337,866	14,598,991	42,838,560
Cash, beginning balance	$3,809,796	$1,528,718	$7,735,023
Cash, ending balance	$24,147,662	$16,127,709	$50,573,583

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$2,076,673	$2,030,590	$7,449,154

Non cash reinvestment on distributions	$51,564	–	–

See Notes to Financial Statements.

Annual Report | December 31, 2022	71

Blackstone Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.21	$15.88	$16.41	$16.48
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.04	1.02	1.08	1.31
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.39)	0.30	(0.72)	(0.06)
Total Income/(Loss) from Investment Operations	(1.35)	1.32	0.36	1.25

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.86)	(0.99)	(1.09)	(1.32)
Total Distributions to Common Shareholders	(0.86)	(0.99)	(1.09)	(1.32)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	0.20	–
Total Capital Share Transactions	–	–	0.20	–
Net asset value per common share - end of period	$14.00	$16.21	$15.88	$16.41
Market price per common share - end of period	$12.43	$17.17	$14.22	$16.15

Total Investment Return - Net Asset Value(c)	(8.01%)	8.57%	4.98%	7.92%
Total Investment Return - Market Price(c)	(22.89%)	28.43%	(4.48%)	14.17%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$182,140	$219,387	$215,253	$250,848
Ratio of expenses to average net assets attributable to common shares	3.18%	2.36%	2.75%	3.54%
Ratio of expenses to average managed assets(d)	2.16%	1.60%	1.87%	2.37%
Ratio of net investment income to average net assets attributable to common shares	6.95%	6.23%	7.19%	7.82%
Portfolio turnover rate	75%	97%	76%	40%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$85,000	$105,500	$100,000	$123,500
Average borrowings outstanding during the period (000s)	$94,819	$105,974	$104,521	$125,408
Asset coverage, end of period per $1,000(e)	$3,143	$3,079	$3,153	$3,031

See Notes to Financial Statements.

72	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.57	$17.61	$15.96	$18.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	1.32	1.26	1.24	1.22
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(1.00)	(0.14)	1.57	(2.17)
Total Income/(Loss) from Investment Operations	0.32	1.12	2.81	(0.95)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.41)	(1.16)	(1.16)	(1.17)
Total Distributions to Common Shareholders	(1.41)	(1.16)	(1.16)	(1.17)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	–	–
Total Capital Share Transactions	–	–	–	–
Net asset value per common share - end of period	$16.48	$17.57	$17.61	$15.96
Market price per common share - end of period	$15.33	$18.00	$18.08	$14.85

Total Investment Return - Net Asset Value(c)	1.88%	6.67%	18.44%	(5.19%)
Total Investment Return - Market Price(c)	(7.49%)	6.44%	30.70%	(4.72%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$251,645	$267,903	$268,153	$242,874
Ratio of expenses to average net assets attributable to common shares	3.35%	3.01%	2.59%	2.48%
Ratio of expenses to average managed assets(d)	2.25%	2.02%	1.74%	1.67%
Ratio of net investment income to average net assets attributable to common shares	7.49%	7.11%	7.48%	6.84%
Portfolio turnover rate	88%	135%	99%	65%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$124,000	$132,000	$131,000	$119,500
Average borrowings outstanding during the period (000s)	$132,067	$132,323	$122,782	$132,372
Asset coverage, end of period per $1,000(e)	$3,029	$3,030	$3,047	$3,032

See Notes to Financial Statements.

Annual Report | December 31, 2022	73

Blackstone Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2014			For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$19.27			$19.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)		0.92			1.17
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments		(0.84)			0.08
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(b)		(0.06)			(0.08)
From net realized gains		–			–
Total Income from Investment Operations		0.02			1.17

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(0.86)			(1.06)
From net realized gains		(0.08)			(0.15)
From tax return of capital		(0.27)			–
Total Distributions to Common Shareholders		(1.21)			(1.21)

Net asset value per common share - end of period		$18.08			$19.27
Market price per common share - end of period		$16.74			$18.85

Total Investment Return - Net Asset Value(c)		0.38%			6.27%
Total Investment Return - Market Price(c)		(4.99%)			(1.26%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$275,201			$293,242
Ratio of expenses to average net assets attributable to common shares		3.02	%(f)		2.73	%(f)
Ratio of expenses to average managed assets(d)		2.02	%(f)		1.83	%(f)
Ratio of net investment income to average net assets attributable to common shares		4.88	%(f)		6.02	%(f)
Portfolio turnover rate		66%			85%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	(g)		$48,100
Total shares outstanding (000s)		–			48
Asset coverage per share	$	N/A	(g)		$3,035	(h)
Liquidation preference per share	$	N/A	(g)		$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)		$–	(i)		$96,000
Average borrowings outstanding during the period (000s)		$96,000	(i)		$96,000
Asset coverage, end of period per $1,000		N/A	(i)		$4,556	(j)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$133,000		$	N/A
Average borrowings outstanding during the period (000s)		$137,412	(k)	$	N/A
Asset coverage, end of period per $1,000(e)		$3,069		$	N/A

(a)	Prior to December 10, 2020 the Blackstone Senior Floating Rate Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

(b)	Calculated using average common shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

See Notes to Financial Statements.

74	www.blackstone-credit.com

Blackstone Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

(f)	Ratios do not reflect dividend payments to preferred shareholders.

(g)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.

(h)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(i)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(j)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(k)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.

Annual Report | December 31, 2022	75

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.22	$14.94	$15.74	$15.62
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.06	1.06	1.18	1.46
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.85)	0.25	(0.79)	0.12
Total Income/(Loss) from Investment Operations	(1.79)	1.31	0.39	1.58

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.88)	(1.03)	(1.19)	(1.46)
Total Distributions to Common Shareholders	(0.88)	(1.03)	(1.19)	(1.46)

Net asset value per common share - end of period	$12.55	$15.22	$14.94	$15.74
Market price per common share - end of period	$10.84	$14.70	$13.42	$15.64

Total Investment Return - Net Asset Value(d)	(11.19%)	9.26%	4.41%	10.73%
Total Investment Return - Market Price(d)	(20.58%)	17.48%	(5.62%)	25.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$159,531	$193,368	$189,901	$199,982
Ratio of expenses to average net assets attributable to common shares	3.67%	2.69%	3.08%	3.85%
Ratio of expenses to average managed assets(e)	2.24%	1.67%	1.89%	2.36%
Ratio of net investment income to average net assets attributable to common shares	7.68%	6.89%	8.28%	9.15%
Portfolio turnover rate	94%	90%	77%	40%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,125	$20,128	$20,128	$20,128
Total shares outstanding (000s)	20	20	20	20
Asset coverage, end of period per $1,000(f)	$2,550	$2,626	$2,638	$2,562
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$82,800	$98,900	$95,900	$108,000
Average borrowings outstanding during the period (000s)	$92,127	$100,347	$93,946	$109,385
Asset coverage, end of period per $1,000(g)	$3,170	$3,157	$3,189	$3,037

See Notes to Financial Statements.

76	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.09	$16.94	$15.37		$17.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.46	1.34	1.40		1.48
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(1.32)	0.05	1.60		(2.66)
Total Income/(Loss) from Investment Operations	0.14	1.39	3.00		(1.18)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.61)	(1.24)	(1.43)		(1.27)
Total Distributions to Common Shareholders	(1.61)	(1.24)	(1.43)		(1.27)

Net asset value per common share - end of period	$15.62	$17.09	$16.94		$15.37
Market price per common share - end of period	$13.74	$15.92	$15.92		$13.48

Total Investment Return - Net Asset Value(d)	1.25%	8.85%	21.21%		(6.04%)
Total Investment Return - Market Price(d)	(4.40%)	7.90%	29.89%		(5.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$198,399	$217,067	$215,236		$195,204
Ratio of expenses to average net assets attributable to common shares	3.73%	3.03%	2.58%		2.07%
Ratio of expenses to average managed assets(e)	2.31%	1.93%	1.73%		1.43%
Ratio of net investment income to average net assets attributable to common shares	8.52%	7.82%	8.67%		8.45%
Portfolio turnover rate	75%	126%	103%		72%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,122	$20,121	$20,125	$	N/A
Total shares outstanding (000s)	20	20	20		–
Asset coverage, end of period per $1,000(f)	$2,556	$2,644	$2,905	$	N/A
Liquidation preference per share	$1,000	$1,000	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$107,500	$112,000	$93,000		$96,000
Average borrowings outstanding during the period (000s)	$115,392	$105,633	$93,684		$100,261
Asset coverage, end of period per $1,000(g)	$3,032	$3,117	$3,314		$3,033

See Notes to Financial Statements.

Annual Report | December 31, 2022	77

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.11		$18.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.94		1.13
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(1.03)		0.36
Total Income/(Loss) from Investment Operations	(0.09)		1.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.96)		(1.23)
From net realized gains	(0.06)		(0.12)
From tax return of capital	(0.18)		–
Total Distributions to Common Shareholders	(1.20)		(1.35)

Net asset value per common share - end of period	$17.82		$19.11
Market price per common share - end of period	$15.53		$17.87

Total Investment Return - Net Asset Value(d)	(0.06%)		8.34%
Total Investment Return - Market Price(d)	(6.86%)		2.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$226,316		$242,699
Ratio of expenses to average net assets attributable to common shares	1.85%		1.83%
Ratio of expenses to average managed assets(e)	1.66%		N/A
Ratio of net investment income to average net assets attributable to common shares	4.99%		5.94%
Portfolio turnover rate	66%		80%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$73,000	$	N/A
Average borrowings outstanding during the period (000s)	$66,827 (h)	$	N/A
Asset coverage, end of period per $1,000(g)	$4,100	$	N/A

(a)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.
(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(g)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(h)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.

78	www.blackstone-credit.com

Blackstone Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.44	$14.19	$15.25	$15.30	$16.89
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.93	0.93	1.08	1.35	1.38
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(2.53)	0.21	(1.04)	(0.06)	(1.46)
Total Income/(Loss) from Investment Operations	(1.60)	1.14	0.04	1.29	(0.08)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.78)	(0.89)	(1.10)	(1.34)	(1.51)
Total Distributions to Common Shareholders	(0.78)	(0.89)	(1.10)	(1.34)	(1.51)

Net asset value per common share - end of period	$12.06	$14.44	$14.19	$15.25	$15.30
Market price per common share - end of period	$10.58	$13.49	$12.48	$14.38	$13.47

Total Investment Return - Net Asset Value(d)	(10.68%)	8.60%	2.03%	9.29%	(0.02%)
Total Investment Return - Market Price(d)	(16.13%)	15.36%	(4.83%)	17.05%	(5.37%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$538,860	$645,050	$633,741	$681,312	$683,578
Ratio of expenses to average net assets attributable to common shares	3.67%	2.78%	3.15%	3.97%	3.72%
Ratio of expenses to average managed assets(e)	2.32%	1.77%	2.00%	2.50%	2.36%
Ratio of net investment income to average net assets attributable to common shares	7.08%	6.36%	7.90%	8.68%	8.20%
Portfolio turnover rate	81%	101%	77%	40%	76%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,281	$45,287	$45,287	$45,287	$45,274
Total shares outstanding (000s)	45	45	45	45	45
Asset coverage, end of period per $1,000(f)	$2,715	$2,749	$2,790	$2,697	$2,682
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$268,900	$323,800	$309,100	$356,500	$361,500
Average borrowings outstanding during the period (000s)	$300,105	$325,709	$306,661	$363,945	$387,479
Asset coverage, end of period per $1,000(g)	$3,172	$3,131	$3,196	$3,037	$3,015

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit Fund was known as the Blackstone / GSO Strategic Credit Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

See Notes to Financial Statements.

Annual Report | December 31, 2022	79

Blackstone Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(g)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

80	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the "SEC") declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. During the year ended December 31, 2022, BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf registration.

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of December 31, 2022, BGX has not yet sold any shares pursuant to this shelf registration.

Blackstone Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

Annual Report | December 31, 2022	81

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

82	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2022:

Blackstone Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Commercial Services & Supplies	$–	$6,809,922	$1,621,312	$8,431,234
Diversified Consumer Services	–	9,759,551	485,413	10,244,964
Diversified Financial Services	–	6,869,963	156,213	7,026,176
Entertainment	–	3,828,419	825,647	4,654,066
Health Care Equipment & Supplies	–	7,704,393	119,094	7,823,487
Health Care Providers & Services	–	22,390,271	914,156	23,304,427
Professional Services	–	11,823,488	2,955,566	14,779,054
Software	–	23,000,589	711,739	23,712,328
Other	–	135,659,879	–	135,659,879
Collateralized Loan Obligation Securities Diversified Financial Services	–	–	13,629,173	13,629,173
Corporate Bonds	–	13,754,914	–	13,754,914
Common Stock	–	832,650	–	832,650
Sovereign Debt Obligations	–	69,778	–	69,778
Total	$–	$242,503,817	$21,418,313	$263,922,130

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(37,918)	–	(37,918)
Total	–	(37,918)	–	(37,918)

Annual Report | December 31, 2022	83

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

Blackstone Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Commercial Services & Supplies	$–	$6,743,314	$1,426,187	$8,169,501
Diversified Consumer Services	–	6,802,884	428,528	7,231,412
Diversified Financial Services	–	7,238,658	127,811	7,366,469
Entertainment	–	2,746,246	729,813	3,476,059
Health Care Equipment & Supplies	–	6,646,924	91,548	6,738,472
Health Care Providers & Services	–	16,980,351	808,049	17,788,400
Professional Services	–	9,241,604	2,434,007	11,675,611
Software	–	19,394,365	694,792	20,089,157
Other	–	111,282,975	–	111,282,975
Collateralized Loan Obligation Securities Diversified Financial Services	–	–	15,402,183	15,402,183
Corporate Bonds	–	50,728,419	–	50,728,419
Common Stock	–	1,141,065	–	1,141,065
Total	$–	$238,946,805	$22,142,918	$261,089,723

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(19,718)	–	(19,718)
Total	–	(19,718)	–	(19,718)

Blackstone Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Commercial Services & Supplies	$–	$26,055,351	$4,739,212	$30,794,563
Diversified Consumer Services	–	26,571,202	1,425,900	27,997,102
Diversified Financial Services	–	20,764,047	426,036	21,190,083
Entertainment	–	8,843,943	2,417,966	11,261,909
Health Care Equipment & Supplies	–	19,420,380	286,745	19,707,125
Health Care Providers & Services	–	61,375,176	2,677,172	64,052,348
Professional Services	–	34,031,924	8,615,910	42,647,834
Software	–	73,575,812	2,236,893	75,812,705
Other	–	366,910,487	–	366,910,487
Corporate Bonds	–	179,433,006	–	179,433,006
Common Stock
Energy Equipment & Services	–	–	217,967	217,967
Oil, Gas & Consumable Fuels	–	–	6,146,241	6,146,241
Other	–	3,638,175	–	3,638,175
Warrants	–	3,182	–	3,182
Total	$–	$820,622,685	$29,190,042	$849,812,727

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	288,049	–	288,049
Total	–	288,049	–	288,049

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

84	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$6,737,603	$6,265,917	$144,751	$(1,298)	$13,146,973
Accrued discount/ premium	20,862	8,608	–	–	29,470
Realized Gain/(Loss)	(31,347)	(10,005)	–	–	(41,352)
Change in Unrealized Appreciation/(Depreciation)	(477,479)	(1,155,004)	(144,751)	1,298	(1,775,936)
Purchases(1)	2,831,648	9,176,650	–	–	12,008,298
Sales Proceeds(2)	(2,349,198)	(656,993)	–	–	(3,006,191)
Transfer into Level 3	3,425,687	–	–	–	3,425,687
Transfer out of Level 3	(2,368,636)	–	–	–	(2,368,636)
Balance as of December 31, 2022	$7,789,140	$13,629,173	$–	$–	$21,418,313
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2022	$(400,462)	$(1,170,930)	$–	$–	$(1,571,392)

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$5,650,482	$8,895,174	$198,367	$(1,136)	$14,742,887
Accrued discount/ premium	17,654	11,248	–	–	28,902
Realized Gain/(Loss)	(27,717)	(10,005)	–	–	(37,722)
Change in Unrealized Appreciation/(Depreciation)	(375,405)	(1,498,563)	(198,367)	1,136	(2,071,199)
Purchases(1)	2,488,374	8,661,325	–	–	11,149,699
Sales Proceeds(2)	(1,990,549)	(656,996)	–	–	(2,647,545)
Transfer into Level 3	2,998,982	–	–	–	2,998,982
Transfer out of Level 3	(2,021,086)	–	–	–	(2,021,086)
Balance as of December 31, 2022	$6,740,735	$15,402,183	$–	$–	$22,142,918
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2022	$(337,414)	$(1,514,491)	$–	$–	$(1,851,905)

Blackstone Strategic Credit Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2021	$18,906,289	$4,773,980	$632,478	$(3,813)	$24,308,934
Accrued discount/ premium	60,490	–	–	–	60,490
Realized Gain/(Loss)	(69,257)	–	–	–	(69,257)
Change in Unrealized Appreciation/(Depreciation)	(1,447,013)	1,143,944	(632,478)	3,813	(1,592,075)
Purchases(1)	8,307,650	–	–	–	8,307,650
Sales Proceeds(2)	(6,237,479)	–	–	–	(6,237,479)
Return of Capital	–	(660,341)	–	–	(660,341)
Transfer into Level 3	10,402,909	1,106,625	–	–	11,509,534
Transfer out of Level 3	(7,097,755)	–	–	–	(7,097,755)
Balance as of December 31, 2022	$22,825,834	$6,364,208	$–	$–	$29,190,042
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2022	$(1,153,987)	$483,603	$–	$–	$(670,384)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Annual Report | December 31, 2022	85

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$7,789,140	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	13,629,173	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$6,740,735	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	15,402,183	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Strategic Credit Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$22,825,834	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	–	Performance Multiple Methodology	EBITDA Multiple(a)	7.38x
	217,967	Third Party Vendor Pricing Services	Broker Quotes	N/A
	5,039,616	Discounted Cash Flows	Discount Rate(a)	10%
	1,106,625	Third Party Vendor Pricing Services	Broker Quotes	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the year ended December 31, 2022, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2022, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

86	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

Offering Costs: Offering costs incurred in connection with BGX's shelf registration statement, through December 31, 2022, are approximately $557,435. The Statement of Assets and Liabilities reflects the current offering costs of $445,077 as deferred offering costs, of which $379,142 will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

Offering costs incurred in connection with BSL’s shelf registration statement, through December 31, 2022, are approximately $288,840. The Statement of Assets and Liabilities reflects the current offering costs of $288,840 as deferred offering costs. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

The estimates and assumptions underlying the Funds' financial statements are based on the information available as of December 31, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB's accrued liabilities (other than Fund liabilities incurred for any leverage) ("BGB Managed Assets").

Trustee Fees: Effective January 1, 2022, the Funds and Blackstone Floating Rate Enhanced Income Fund (the “Blackstone Credit Closed-End Funds”) agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit Closed-End Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

Annual Report | December 31, 2022	87

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2022, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Senior Floating Rate Term Fund	$224,452,828	$253,843,448
Blackstone Long-Short Credit Income Fund	270,425,971	291,796,953
Blackstone Strategic Credit Fund	752,304,286	812,097,890

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statement of Operations.

During the year ended December 31, 2022, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $94,635, $107,714, and $146,655 for BSL, BGX, and BGB, respectively, as of the year ended December 31, 2022 is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, serves as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensates BSP with respect to the sale of BSL Common Shares in the ATM offering at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub- Placement Agent”) and of the commission rate of 1.00%, BSP will compensate the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL's Common Shares sold through the Sub-Placement Agent. During the year ended December 31, 2022, BSP rebated 0.20% of the gross proceeds of the sale of BSL Common Shares back to BSL totaling $66.

NOTE 6. SHARE REPURCHASE PROGRAM

In connection with the approval of the Term Extension by shareholders on February 19, 2020, BSL has implemented a share repurchase program (the “Share Repurchase Program”) over the remaining life of the Fund. The Fund will repurchase up to 15% of outstanding shares in the open market under certain circumstances. If shares of BSL trade at an average discount to BSL’s NAV per share of greater than 10% over any rolling forty (40) business day period, BSL will seek to buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share (the "Repurchase Price Ceiling"). If the Share Repurchase Program is triggered but an amount of shares less than the Repurchase Quantity is repurchased subject to the Repurchase Price Ceiling, the Fund will continue the Share Repurchase Program the next time, if applicable, shares can be repurchased at a price below the Repurchase Price Ceiling. Such repurchase may continue throughout the remaining life of the Fund, until shares repurchased equal the Repurchase Quantity.

For the year ended December 31, 2022, BSL repurchased 527,643 shares of its common stock on the open market at a total cost, inclusive of commissions ($0.02 per share), of $6,727,909 at a per-share weighted average discount to NAV of 10.14%. BSL's Share Repurchase Program was triggered on April 22, 2020. For the period from April 23, 2020 to December 31, 2020, BSL repurchased 1,733,187 shares of its common stock on the open market at, which represented approximately 11.34% of the shares outstanding at April 22, 2020 at a total cost, inclusive of commissions ($0.02 per share), of $22,708,214 at a per-share weighted average discount to NAV of 11.00%. For the period April 23, 2020 to December 31, 2021, BSL repurchased 1,765,284 shares of its common stock on the open market, which represented approximately 11.55% of the shares outstanding at April 22, 2020. For the period from April 23, 2020 to December 31, 2022, BSL repurchased 2,292,927 shares of its common stock on the open market, which represented approximately 15.00% of the shares outstanding at April 22, 2020. As of December 14, 2022, 100% of the total shares authorized for repurchase under BSL’s Share Repurchase Program have been repurchased.

88	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

NOTE 7. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate Term Fund	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Common shares outstanding - beginning of period	13,530,940	13,552,995
Common shares issued in connection with initial public offering	2,004	–
Common shares issued as reinvestment of dividends	3,241	10,042
Less Shares Repurchased	(527,643)	(32,097)
Common shares outstanding - end of period	13,008,542	13,530,940

Blackstone Long-Short Credit Income Fund	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Common shares outstanding - beginning of period	12,708,275	12,707,797
Common shares issued as reinvestment of dividends	–	478
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit Fund	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 8. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At December 31, 2022, 83.11% of BSL’s Managed Assets were held in Senior Loans, 73.88% of BGX's Managed Assets were held in Secured Loans, and 98.53% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in Principal Risks—LIBOR Risk”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Funds’ credit arrangements and the Funds’ CLO transactions. Instruments in which the Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds and issuers of instruments in which the Funds invest may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Funds invest may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Funds and/or issuers of instruments in which the Funds may invest may also reference LIBOR.

Annual Report | December 31, 2022	89

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

90	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2022, BSL, BGX and BGB had invested $13,640,882, $13,319,105, and $47,896,743, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Annual Report | December 31, 2022	91

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

NOTE 9. GENERAL COMMITMENTS AND CONTINGENCIES

As of December 31, 2022, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Arc Falcon I, Inc., First Lien Initial Term Loan	$8,336	$7,363	$7,359	$6,500	$24,421	$21,570
AthenaHealth Group, Inc., First Lien Term Loan	291,525	263,935	266,996	241,728	882,379	798,871
VT Topco, Inc., First Lien 2021 Delayed Draw Term Loan	27,598	26,828	3,272	3,180	10,820	10,518
Pediatric Associates Holding Co. LLC, First Lien Term Loan	2,046	1,948	239	227	787	750
Total	$329,505	$300,074	$277,866	$251,635	$918,407	$831,709

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/depreciation on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2022, BSL, BGX and BGB recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $20,620, $17,765, and $59,269, respectively.

NOTE 10. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the year ended December 31, 2022, BGX did not enter into any credit default swaps.

NOTE 11. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the mandatory redeemable preferred stock (“MRPS”) of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s MRPS and BGX’s MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ MRPS will increase if the credit rating for the relevant Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at December 31, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

92	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of December 31, 2022 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the year ended December 31, 2022 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021, November 29, 2021 and September 30, 2022 to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021, November 29, 2021, and July 21, 2022, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended on December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021, December 31, 2021 and December 30, 2022 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL's Leverage Facility is charged at a rate of 0.90% above adjusted term SOFR with respect to BSL Tranche A Loans, 1.20% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.05% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGX's Leverage Facility is charged at a rate of 0.85% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.15% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.00% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan to at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At December 31, 2022, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $85,000,000, $82,800,000, and $268,900,000, at an interest rate of 5.07%, 5.21%, and 5.21%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the year ended December 31, 2022, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the weighted average interest rates were $94,819,178 and 2.69%, $92,127,123 and 2.60%, and $300,105,479 and 2.58%, respectively. During the year ended December 31, 2022, BSL, BGX and BGB incurred $119,043, $75,289, and $297,728, respectively, for commitment fees on undrawn amounts, which is included under Interest on leverage facility on the Statements of Operations.

Annual Report | December 31, 2022	93

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2022, BSL’s, BGX’s, and BGB’s leverage represented 31.80%, 39.16%, and 36.78% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 7.62% and 5.27% of Managed Assets attributable to the MRPS, respectively.

NOTE 12. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2022 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate Term Fund	$–	$–
Blackstone Long-Short Credit Income Fund	$(44,076)	$44,076
Blackstone Strategic Credit Fund	$–	$–

94	www.blackstone-credit.com

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

2022	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$11,464,793	$11,956,115	(a)	$36,373,389	(a)
Total	$11,464,793	$11,956,115		$36,373,389

2021	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$13,362,661	$13,823,880	(a)	$41,554,457	(a)
Total	$13,362,661	$13,823,880		$41,554,457

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2022, and as such are deemed to arise on the first day of the year ended December 31, 2023, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate Term Fund	$3,936,526	$52,520,668
Blackstone Long-Short Credit Income Fund	$6,453,719	$52,091,964
Blackstone Strategic Credit Fund	$19,870,187	$214,249,232

At December 31, 2022, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit Fund
Undistributed ordinary income	$1,209,512	$1,050,776	$3,559,839
Accumulated capital losses	(56,457,194)	(58,545,682)	(234,119,419)
Unrealized appreciation/(depreciation)	(19,865,932)	(19,830,568)	(70,331,873)
Other Cumulative effect of timing differences	–	–	–
Total	$(75,113,614)	$(77,325,474)	$(300,891,453)

At December 31, 2022, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, were as follows:

	Blackstone Senior Floating Rate Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit Fund
Cost of investments for income tax purposes	$283,788,062	$280,920,289	$920,143,851
Gross appreciation (excess of value over tax cost)	$948,049	$1,241,225	$3,282,997
Gross depreciation (excess of tax cost over value)	(20,813,981)	(21,071,793)	(73,614,123)
Net depreciation of foreign currency and derivatives	–	–	(747)
Net unrealized depreciation	$(19,865,932)	$(19,830,568)	$(70,331,873)

Annual Report | December 31, 2022	95

Blackstone Credit Funds	Notes to Financial Statements

December 31, 2022

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On December 12, 2022, a monthly distribution of $0.100 per share was declared to common shareholders, payable on January 31, 2023 to common shareholders of record on January 24, 2023. On December 12, 2022, a monthly distribution of $0.100 per share was declared to common shareholders, payable February 28, 2023 to common shareholders of record on February 21, 2023.

Shareholder Distributions for BGX: On December 12, 2022, a monthly distribution of $0.095 per share was declared to common shareholders, payable on January 31, 2023 to common shareholders of record on January 24, 2023. On December 12, 2022, a monthly distribution of $0.095 per share was declared to common shareholders, payable February 28, 2023 to common shareholders of record on February 21, 2023.

Shareholder Distributions for BGB: On December 12, 2022, a monthly distribution of $0.085 per share was declared to common shareholders, payable on January 31, 2023 to common shareholders of record on January 24, 2023. On December 12, 2022, a monthly distribution of $0.085 per share was declared to common shareholders, payable February 28, 2023 to common shareholders of record on February 21, 2023.

96	www.blackstone-credit.com

Report of Independent Registered
Blackstone Credit Funds	Public Accounting Firm

To the shareholders and the Board of Trustees of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, and Blackstone Strategic Credit Fund (the "Funds"), including the portfolios of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended for Blackstone Senior Floating Rate Term Fund and Blackstone Long-Short Credit Income Fund and five years for Blackstone Strategic Credit Fund, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended for Blackstone Senior Floating Rate Term Fund and Blackstone Long-Short Credit Income Fund and five years for Blackstone Strategic Credit Fund in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 24, 2023

We have served as the auditor of one or more investment companies in the Blackstone Credit Funds Complex since 2010.

Annual Report | December 31, 2022	97

Blackstone Credit Funds	Summary of Dividend Reinvestment Plan

December 31, 2022 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)    98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)    95% of the market price per common share on the determination date.

(2)  If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

98	www.blackstone-credit.com

Blackstone Credit Funds	Additional Information

December 31, 2022 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Delaware Statutory Trust Act - Control Share Acquisitions.

The Funds are organized as Delaware statutory trusts and thus are subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Funds. The DSTA Control Share Statute became automatically applicable to the Funds on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s governing documents with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

(1)  10% or more, but less than 15% of all voting power;

(2)  15% or more, but less than 20% of all voting power;

(3)  20% or more, but less than 25% of all voting power;

(4)  30% or more, but less than a majority of all voting power; or

(5)  a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a Fund in the election of such Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares).

Annual Report | December 31, 2022	99

Blackstone Credit Funds	Additional Information

December 31, 2022 (Unaudited)

Any control shares of the Funds acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Funds any control share acquisition within 10 days of such acquisition, and also permits the Funds to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to a Fund within 10 days of receiving a request therefor from such Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits each Fund’s Board of Trustees, through a provision in each Fund’s governing documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Funds specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Funds can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by each Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

Tax Information.

The portion of distributions paid, or otherwise includable in taxable income, that can be characterized as an interest-related dividend for the year ended December 31, 2022 are as follows:

Fund	Percentage
Blackstone Senior Floating Rate Term Fund	90.01%
Blackstone Long-Short Credit Income Fund	90.72%
Blackstone Strategic Credit Fund	88.94%

In early 2023, if applicable, shareholders of record will receive information regarding any distributions paid to them by the Funds during the calendar year 2022 via Forms 1099 and 1042-S.

100	www.blackstone-credit.com

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

The following information in this annual report is a summary of certain information about the Funds and changes since BGX’s and BGB’s annual shareholder reports for the period ended December 31, 2021 and BSL’s prospectus dated January 26, 2022, as supplemented (with respect to each Fund, the “prior disclosure date”). The information provided may be new or updated since the prior disclosure date. This information may not reflect all of the changes that have occurred since you purchased shares of the Funds.

INVESTMENT OBJECTIVES

BSL

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

BGX

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

BGB

The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

There can be no assurance that the Funds will achieve their investment objectives.

There have been no changes in the Funds’ investment objectives since the prior disclosure date.

INVESTMENT STRATEGIES

There have been no changes in the Funds' Investment Strategies since the prior disclosure date.

BSL

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in senior, secured floating rate loans (“Senior Loans”). This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Borrowers take out Senior Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks or financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Blackstone Liquid Credit Strategies LLC (the “Adviser”) to be of comparable quality. Securities of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

The Fund may invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps.

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of Managed Assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Annual Report | December 31, 2022	101

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities as incident to the purchase or ownership of a Senior Loan, Subordinated Loan (as defined below) or in connection with a reorganization of a Borrower.

Leverage. The Fund currently utilizes leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders.

BGX

The Fund seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high yield corporate bonds of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in are typically rated below investment grade at the time of purchase. Substantially all of the Fund’s assets are invested in loans and fixed-income instruments that are below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

Under normal market conditions, the Fund may maintain both long and short positions based predominantly on the Adviser’s fundamental view on a particular investment. The Fund takes long positions in investments that the Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund may take short positions in investments that the Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. The term “net assets” means total assets of the Fund minus liabilities (including accrued expenses or dividends).

The Adviser believes that changing investment environments over time offer attractive investment opportunities with varying degrees of investment risk in the loan and fixed-income instruments markets. In order to capitalize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of thorough and continuous credit analysis, diversification, and the ability to reallocate investments among senior and subordinated debt with both a long and short strategy is critical to achieving higher risk-adjusted returns relative to other high yield securities.

The Fund invests at least 70% of its Managed Assets (as defined below) in Secured Loans. Secured Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”) or SOFR when LIBOR is discontinued, plus a premium. “Managed Assets” means net assets plus any borrowings for investment purposes. For the purpose of the Managed Assets definition, the term “Borrowings” includes the Fund’s Preferred Shares, the principal amount of any borrowings of money and any effective leverage obtained through securities lending, swap contract arrangements, short selling or other derivative transactions (whether or not such amounts are covered with segregated assets).

The Fund may also invest in (i) unsecured loans, (ii) fixed-income instruments (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (iii) warrants and equity securities issued by a Borrower or issuer or its affiliates as part of a package investment in a Borrower or issuer or its affiliates, (iv) structured products such as collateralized loan obligations and credit-linked notes and (v) derivatives, including credit derivatives. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit investments, including, but not limited to, loans and fixed-income instruments.

102	www.blackstone-credit.com

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

Under normal market conditions, the use of derivatives by the Fund does not exceed 30% of the Fund’s Managed Assets. In addition, the Fund may invest up to 25% of its total assets in any one counterparty (at any one time). The Fund’s principal investments in derivative instruments will include investments in credit default swaps, total return swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a buyer of credit default swaps, Fund is able to express a negative view on a particular instrument, but they are not short sales and are not subject to the Fund’s investment limitations with regard to short sales. The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund’s overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase “call” and “put” options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize the Fund’s exposure to interest rate movements.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

The Fund may invest up to 10% of its Managed Assets in structured products, consisting of collateralized loan obligations (“CLOs”) and credit-linked notes.

The Fund may invest up to 20% of its Managed Assets in instruments that are denominated in non-U.S. currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include, foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. A “short sale” is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The long and short positions held by the Fund may vary over time as market opportunities develop.

As part of its investment strategy, the Fund may sell short positions in investments that the Adviser believes will under-perform, due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund may sell short certain securities, including, but not limited to, U.S. Treasuries, investment grade and high yield corporate bonds, either for investment and/or hedging and/or financing purposes. The Adviser expects that most of its short investments will be in U.S. Treasuries and investment grade bonds. Because these securities have historically low upward volatility, this may serve to reduce the Fund’s risk of loss from short sales. Short positions in high yield corporate bonds have a fixed coupon and may have a longer duration and weighted average life than loan investments. The Adviser does not currently anticipate engaging in short sales on loans, but may do so if an active market for selling loans short develops in the future.

The Fund may also use credit default swaps to express a negative credit view on a loan or other investment. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

During an expanding or normal economic cycle, the strategy of buying U.S. and, to a limited extent, foreign loans and fixed-income instruments that are rated below investment grade is designed to generate a consistent level of monthly income and capital appreciation. However, during general economy or market downturns, the “short” strategy of having sold borrowed securities that the Adviser believes could decline in price, may help lessen the impact of a significant decline in the value of the Fund’s long holdings.

Annual Report | December 31, 2022	103

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund’s obligation to cover its short positions, the Fund may pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund’s custodian.

The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.

Leverage. The Fund incurs leverage through securities lending arrangements and/or swap contract arrangements. In addition, the Fund may incur leverage by reinvesting the proceeds from the sale of borrowed securities (“short sales”) in accordance with the Fund’s investment objectives; however, the Fund may also enter into shorting programs without incurring leverage. Although certain forms of effective leverage used by the Fund, such as leverage incurred in securities lending, swap contract arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s use of these forms of effective leverage will not exceed 30% of its net assets (as defined below). The Fund uses borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. Furthermore, the Fund adds leverage to its portfolio through the issuance of preferred shares (“Preferred Shares,” collectively with the Common Shares, “Shares”) and may in the future continue to use leverage through such issuances in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such issuance. The Fund’s total leverage and short sales exposure, either through traditional leverage programs or through securities lending, swap contract arrangements, other derivative transactions or short selling (including the market value of securities the Fund is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 40% of the Fund’s Managed Assets (67% of the Fund’s net assets (as defined below)). The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. As used in this Prospectus, the term “net assets” means total assets of the Fund minus liabilities (including accrued expenses or dividends).

BGB

Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Investments with similar economic characteristics may be made through derivatives, credit-linked notes, repurchase agreements and investments in other investment companies. In each case, such investments will be directly tied to a single credit investment or a pool of credit investments. "Managed Assets" means the Fund's net assets plus any borrowing for investment purposes, including effective leverage (as defined below) and traditional leverage (as defined below). The term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends). "Total assets" means Managed Assets plus liabilities other than liabilities related to leverage.

The Adviser currently expects the Fund's investments will be composed principally of Senior Secured Loans and high yield corporate bonds. The Fund's investments may be allocated between these two types of instruments depending on market conditions, such that the Fund may be primarily invested in Senior Secured Loans or primarily invested in high yield corporate bonds.

In addition to the Fund's 80% policy above, under normal market conditions the Fund:

●	may invest up to 30% of its Managed Assets in derivatives;

●	may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers;

●	may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers;

●	may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid;

●	may invest up to 10% of its Managed Assets in credit-linked notes; and

●	may invest up to 10% of its Managed Assets in other investment companies in the manner permitted by the 1940 Act.

104	www.blackstone-credit.com

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

Fixed Income Instruments. Under normal market conditions, the Adviser expects the Fund's investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds; however, the Fund's investments in fixed income instruments may also include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments.

High Yield Instruments. The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Corporation Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated, are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.

Senior Secured Loans. The Fund may invest in assignments or participations of Senior Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Most Senior Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR") or SOFR when LIBOR is discontinued, plus a premium. Senior Secured Loans typically have the highest position in a borrower's capital structure and are secured by collateral.

Derivatives. Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund's principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund may also invest in futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund's investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instruments.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a seller (or long position) of credit default swaps, the Fund is entitled to receive a stream of periodic payments from the buyer of the swap, but if a credit event occurs in connection with the reference security, group of securities or index, then the Fund will have to pay the full notional value of the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

As described above, the Fund may also invest in types of derivatives other than total return swaps and credit default swaps, but does not currently expect such other derivatives to be material to its investment strategy. Such other derivative investments are described in "The Fund's Investments—Other Investment Techniques—Derivatives" in this prospectus and "Investment Policies and Techniques—Other Portfolio Contents— Derivatives" in the SAI.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated. The Fund currently has no intention of investing in instruments of emerging markets Borrowers or issuers.

Stressed or Distressed Instruments. As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.

Credit-Linked Notes. The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in other investment companies, including exchange traded funds ("ETFs"), in the manner permitted by the 1940 Act.

Illiquid and Restricted Securities. The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitation set forth above.

Annual Report | December 31, 2022	105

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

Leverage. The Fund currently incurs leverage as part of its investment strategy. The Fund incurs leverage of up to 33 1/3% of its Managed Assets by borrowing under a credit facility. Although the Fund has no current intention to do so, it may also issue Preferred Shares (but will not issue auction rate preferred shares ("ARPS")), debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, "traditional leverage").

Although it has no current intention to do so, the Fund may also incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund's use of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund's leverage limits.

The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage.

Concentration Limits. For purposes of compliance with the Fund’s concentration limits, the Fund transitioned to using the Global Industry Classification Standard (GICS) and Bloomberg Industry Classification Standard (BICS), two widely-used industry classification standards, instead of the SEC’s Standard Industrial Classification system, which is outdated and no longer the industry classification standard.

RISKS APPLICABLE TO EACH FUND

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Below Investment Grade, or High Yield, Instruments Risk (updated since the prior disclosure date for the Funds)

The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.”

“Covenant-lite” Obligations Risk

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

106	www.blackstone-credit.com

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Swap Risk

The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities (or pays an equivalent amount, if the total return is negative). The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover potential obligations under the swap.

Credit Risk

Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk

The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Systematic Strategies Related to Bond Investments Risk

With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the "Model") or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

Certain aspects of the Adviser’s investment process with respect to the Model are dependent on complex proprietary software, which requires constant development and refinement. The Adviser has implemented procedures designed to appropriately control the development and implementation of the Model. However, analytical, coding and implementation errors present substantial risks to complex models and quantitative investment management strategies. The Adviser cannot guarantee that its internal controls will be effective in all circumstances.

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The Fund could be negatively affected by undetected software defects or fundamental issues with the Adviser’s method of interpreting and acting upon the Model’s output. The Adviser’s implementation of its investment strategy with respect to the Fund’s bond portfolio utilizing the Model will rely on the analytical and mathematical foundation of the Model and the incorporation of the Model’s outputs into a complex computational environment. Any such strategy is also dependent on the quality of the market data utilized by the Model, changes in credit market conditions, creation and maintenance of the Model’s software and the successful incorporation of the Model’s output into the construction of the Fund’s bond portfolio. There is always a possibility of human error in the creation, maintenance and use of the Model.

Moreover, the Adviser’s portfolio managers exercise discretion in the utilization of the Model, and the investment results of the relevant portion(s) of the Fund’s investments are dependent on the ability of portfolio managers to correctly understand and implement or disregard the Model’s signals. There can be no assurance that utilizing the Model will yield better results than any other investment method.

LIBOR Risk (updated since the prior disclosure date for the Funds)

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR in 2017. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates will continue to be published through June 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The FRS, in conjunction with the ARRC, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors (i.e., the maturity period) after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, the Fund and its underlying obligors may need to amend or restructure existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time the Fund invests in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

●	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

●	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

●	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

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●	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

●	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

●	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and Common Share price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Force Majeure Risk

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk

The world has been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

COVID-19 Risk (deleted since the prior disclosure date for the Funds)

Market Disruption and Geopolitical Risk (updated since the prior disclosure date for the Funds)

The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. See “—Epidemic and Pandemic Risk” above. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Additionally, certain of the Funds’ investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest). The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their investments and operations, and the ability of the Funds to achieve their investment objectives. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact the Funds' business or the business of the Funds' investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Funds' business and the business of the Funds' portfolio companies or obligors rely.

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Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or our hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Fund assumes the risks that theses counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

The Adviser evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted by prudential regulators in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Potential Conflicts of Interest Risk

The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, Blackstone Alternative Credit Advisors LP (“Blackstone Credit”), Blackstone Inc. (“Blackstone”) and their affiliates in other activities that may conflict with those of the Fund. The Adviser, Blackstone Credit, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, Blackstone Credit, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone Credit, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the common shareholders. Other present and future activities of the Adviser, Blackstone Credit, Blackstone and their affiliates may give rise to additional conflicts of interest, which may have a negative impact on the Fund.

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 December 31, 2022 (Unaudited)

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive firm-wide synergies that the Adviser may have potentially utilized for purposes of finding attractive investments. Additionally, Blackstone may limit a client and/or its portfolio companies from engaging in agreements with or related to companies in which any fund of Blackstone has or has considered making an investment or which is otherwise an advisory client of Blackstone and/or from time to time restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities competitive with companies or other clients of Blackstone, either as result of contractual restrictions or otherwise. Finally, Blackstone has in the past entered, and is likely in the future to enter, into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

As part of its regular business, Blackstone provides a broad range of services other than those provided by the Adviser, including investment banking, underwriting, capital markets syndication and advisory (including underwriting), placement, financial advisory, restructuring and advisory, consulting, asset/property management, mortgage servicing, insurance (including title insurance), monitoring, commitment, syndication, origination, servicing, management consulting and other similar operational and finance matters, healthcare consulting/brokerage, group purchasing, organizational, operational, loan servicing, financing, divestment and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from the fees or profits derived from such services. In such a case, a client of Blackstone would typically require Blackstone to act exclusively on its behalf. This request may preclude all of Blackstone clients (including the Fund) from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its other businesses, Blackstone will likely come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the personnel of Blackstone to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Adviser’s investment team that would be relevant to monitoring the Fund’s portfolio and other investment decisions. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Blackstone has long term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, and may decline to participate in a transaction as a result of such relationships. To the extent permitted by the 1940 Act, the Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

Limitations on Transactions with Affiliates Risk

The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by Blackstone, Blackstone Credit or any of their respective affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. Although the Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, it may only do so in accordance with certain terms and conditions that limit the types of transactions the Fund may engage in.

Dependence on Key Personnel Risk

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

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Prepayment Risk

During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Loans and the loans underlying CLOs in which the Fund invests typically do not have call protection after a certain period from initial issuance. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

UK Exit from the EU

The UK formally left the EU on January 31, 2020 (commonly known as “Brexit”), subject to a transition period that ended on December 31, 2020. During an 11-month transition period, the United Kingdom, including its businesses and people, abided by applicable EU rules, honored the United Kingdom’s trade relationships with EU countries, and prepared for the new post-Brexit rules which took effect on January 1, 2021.

Since the June 2016 referendum in the UK, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty as to the longer term economic, legal, political and social framework to be put in place between the UK and the EU, in particular as to the arrangements which will apply to its relationships with the EU and with other countries. This process and/or the uncertainty associated with it may adversely affect the return on investments economically tied to the UK (and consequently the Fund). This may be due to, among other things: (i) increased uncertainty and volatility in UK, EU and other financial markets; (ii) fluctuations in asset values; (iii) fluctuations in exchange rates; (iv) increased illiquidity of investments located, listed or traded within the UK, the EU or elsewhere; (v) changes in the willingness or ability of financial and other counterparties to enter into transactions, or the price at which and terms on which they are prepared to transact; and/or (vi) changes in legal and regulatory regimes to which the Fund’s investments are or become subject.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments

From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so.

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Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and Preferred Shares, and distributions thereon, can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, Fannie Mae and Freddie Mac. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Cyber-Security Risk and Identity Theft Risks

The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

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Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.

Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Secured Loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Inflation and Supply Chain Risk (updated since the prior disclosure date for the Funds)

Economic activity has continued to accelerate across sectors and regions. Nevertheless, due to global supply chain issues, a rise in energy prices and strong consumer demand as economies continue to reopen, inflation has increased in the U.S. and globally. Inflation is likely to continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may continue to tighten in response. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

FUND SPECIFIC RISKS

BSL

Derivatives Risk (updated since the Fund’s prior disclosure date)

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivatives. In some cases, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Adviser. The skills needed to employ derivatives strategies are different from those needed to select a portfolio security and, in connection with such strategies, the Adviser must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

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●	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

●	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

●	Valuation Risk. The prices of derivative instruments, including swaps, futures, forwards and options, could be highly volatile and such instruments may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

●	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

●	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Senior Loans Risk

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk.

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There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

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The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. Although the Fund does not have an intention to do so, the Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Subordinated Loans Risk

The Fund may invest up to 20% of its Managed Assets in Subordinated Loans. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products Risk

The Fund may invest up to 20% of its Managed Assets in structured products, including, without limitation, CLOs, structured notes, credit linked notes and derivatives, including credit derivatives. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Liquidity Risk

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Leverage Risk

The Fund currently anticipates utilizing leverage in an aggregate amount of up to 331/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund currently anticipates that it will issue preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne entirely by the Fund’s common shareholders. The Fund will also have to pay dividends on its preferred shares or interest on its notes or borrowings, if any, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

The Fund intends to issue preferred shares and/or notes as a form of leverage. Any such leverage of the Fund would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal proceeds after the reinvestment period and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders.

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In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes issued by the Fund, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares and/or notes will result in a higher yield or return to the holders of the common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

●	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes that the Fund has issued will reduce the return to the common shareholders;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●	when the Fund uses financial leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

●	leverage may increase expenses, which may reduce total return.

If the Fund issues preferred shares and/or notes or borrows money the Fund will be required to maintain asset coverage in conformity with the requirements of the 1940 Act.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

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BGX

Derivatives Risk (updated since the Fund’s prior disclosure date)

Under normal market conditions, the use of derivatives by the Fund does not exceed 30% of the Fund’s Managed Assets. The Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the Dodd-Frank Act and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Secured Loans Risk

Under normal market conditions, the Fund invests at least 70% of its Managed Assets in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders, and stockholders of the Borrower. The Secured Loans the Fund invests in are usually rated below investment grade or may also be unrated. As a result, the risks associated with Secured Loans are similar to the risks of below investment grade instruments, although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade, or high yield, instruments risk and management risk.

Although the Secured Loans in which the Fund invests in are secured by collateral, there can be no assurance that the Fund will have first-lien priority in such collateral or that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Secured Loans. To the extent that a Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Secured Loans.

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December 31, 2022 (Unaudited)

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Secured Loan may be adversely affected.

The Fund acquires Secured Loans through assignments or participations. The Fund typically acquires Secured Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Secured Loan through a participation. The Adviser has established a counterparty and liquidity committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally has no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral, if any, supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the due diligence on the Borrower or the quality of the Secured Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Secured Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Secured Loan than the Fund expected when initially purchasing the participation.

Fixed-Income Instruments Risk

The Fund may invest up to 30% of its Managed Assets in fixed-income instruments, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Secured Loans and unsecured loans, however they are often unsecured and typically lower in the issuer’s capital structure than loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

Unsecured Loans Risk

The Fund may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investments in Secured Loans except that such loans are not secured by collateral. In the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. Unsecured loans are subject to the additional risk that the cash flow of the Borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the Borrower. Unsecured loans generally have greater price volatility than Secured Loans and may be less liquid.

Short Selling Risk

The Fund may engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund may also engage in short sales for financing purposes. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund is permitted to have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

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Generally, the Fund will have to pay a fee or premium if it borrows securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

Structured Products Risk

The Fund may invest up to 10% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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December 31, 2022 (Unaudited)

Liquidity Risk

The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Leverage Risk

The Fund incurs leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. Certain forms of effective leverage used by the Fund, such as leverage incurred in securities lending, swap contract arrangements, other derivative transactions or short selling, may not be considered senior securities under the 1940 Act, but will be considered leverage for the Fund’s leverage limits. The Fund’s use of these forms of effective leverage will not exceed 30% of its net assets. The Fund uses borrowings. Furthermore, the Fund adds leverage to its portfolio through the issuance of preferred shares. The Fund’s total use of leverage and short sales exposure, either through traditional leverage programs or through securities lending, total swap contract arrangements, other derivative transactions or short selling (including the market value of securities the Fund is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 40% of the Fund’s Managed Assets (67% of the Fund’s net assets). With respect to its short positions in securities and certain of its derivative positions, the Fund may maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions.

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as borrowings for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

●	the likelihood of greater volatility of NAV and market price of the common shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on the MPRS that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

●	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

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Foreign Currency Risk

Because the Fund may invest up to 20% of its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, seek to protect the Fund from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

BGB

Derivatives Risk (updated since the Fund’s prior disclosure date)

Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund's derivative investments have risks, including:

Credit-Linked Notes Risk

The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

Certain credit-linked notes may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities.

Counterparty Risk

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Leverage Risk

The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments.

Illiquidity Risk

Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth.

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December 31, 2022 (Unaudited)

Correlation Risk

Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Derivative instruments are also subject to the risk of the loss of principal. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Implementation of the provisions of the Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Rule 18f-4 requires registered investment companies to adopt a written policies and procedures reasonably designed to manage the Fund’s derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Trustees has an oversight role in ensuring these new requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Senior Secured Loans Risk

As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Senior Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Senior Secured Loans. Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. Although Senior Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk and below investment grade instruments risk.

Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

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Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Secured Loan may be adversely affected.

The Fund will typically acquire Senior Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Senior Secured Loan and with regard to any associated collateral.

The Fund may, but will not typically, invest in a Senior Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to seek to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Segregation and Coverage Risks (deleted since the prior disclosure date for the Funds)

Liquidity Risk

The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., instruments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities, which could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

126	www.blackstone-credit.com

Blackstone Credit Funds	Summary of Updated Information Regarding the Funds

December 31, 2022 (Unaudited)

Leverage Risk

The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the common shareholders. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund’s Managed Assets.

The Fund’s use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage including:

●	the likelihood of greater volatility of NAV, market price and distribution rate of the common shares;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●	when the Fund uses leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

●	leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the common shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Foreign Currency Risk

Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Non-Diversification Risk

The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the persons primarily responsible for the day-to-day management of the Funds’ portfolios.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund.

Annual Report | December 31, 2022	127

Blackstone Credit Funds	Summary of Fund Expenses

December 31, 2022 (Unaudited)

The purpose of the following table and example is to help you understand all fees and expenses common shareholders would bear directly or indirectly. The table below is based on the capital structure of the Funds as of December 31, 2022 (except as noted below).

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ANNUAL EXPENSES
Advisory Fees (1)	1.32%	1.20%	1.59%
Dividends on Preferred Shares (2)	0.00%	0.41%	0.27%
Other expenses (3)	0.52%	0.63%	0.43%
Interest on Borrowed Funds (4)	2.14%	2.45%	2.38%
TOTAL ANNUAL EXPENSES	3.98%	4.69%	4.67%

(1)	The Adviser receives a monthly management fee at the annual rate of 0.90% and 1.00% of the average daily managed assets of BSL and BGB, respectively. The Adviser receives 1.20% of the average daily value of BGX's net assets.

(2)	Assumes the annual dividend rate for the MRPS is 3.61% as of December 31, 2022 for BGX and BGB and is not increased as a result of any downgrade in the ratings of the MRPS. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase.

(3)	“Other Expenses” are estimated amounts for the current fiscal year based on the Fund’s fees and expenses for the year ended December 31, 2022. “Other Expenses” include professional fees and other expenses, including, without limitation, SEC filing fees, printing fees, administration fees, transfer agency fees, custody fees, trustee fees and insurance costs.

(4)	Interest Payments on Borrowed Funds is based on estimated amounts for the current fiscal year. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s borrowings and market interest rates. Interest Payments on Borrowed Funds are required to be treated as an expense of the Fund for accounting purposes.

Example

As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in each Funds' Common Shares assuming (i) total annual expenses of 3.98%, 4.69%, and 4.67% for BSL, BGX and BGB, respectively of net assets attributable to each Funds' Common Shares, (ii) a 5% annual return and (iii) reinvestment of all dividends and distributions at NAV:

	1 Year	3 Years	5 Years	10 Years
Blackstone Senior Floating Rate Term Fund	$40	$121	$204	$419
Blackstone Long-Short Credit Income Fund	$47	$141	$236	$476
Blackstone Strategic Credit Fund	$47	$141	$235	$475

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Moreover, the Funds’ actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

128	www.blackstone-credit.com

Blackstone Credit Funds	Senior Securities

December 31, 2022 (Unaudited)

The table below sets forth the senior securities outstanding as of the end of each Funds’ fiscal years or period ended 2012, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021 and 2022.

Blackstone Senior Floating Rate Term Fund

Year	Name of Loan	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000 of Indebtedness	Involuntary Liquidating Preference Per Unit(1)	Average Market Value Per Unit(2)
2012	Preferred Shares	$48,000	$3,036	$1,000	–
2012	Senior Securities	$96,000	$4,057	–	–
2013	Preferred Shares	$48,000	$3,035	$1,000	–
2013	Senior Securities	$96,000	$4,556	–	–
2014	Revolving Credit Facility	$133,000	$3,069	–	–
2015	Revolving Credit Facility	$119,500	$3,032	–	–
2016	Revolving Credit Facility	$131,000	$3,047	–	–
2017	Revolving Credit Facility	$132,000	$3,030	–	–
2018	Revolving Credit Facility	$124,000	$3,029	–	–
2019	Revolving Credit Facility	$123,500	$3,031	–	–
2020	Revolving Credit Facility	$100,000	$3,153	–	–
2021	Revolving Credit Facility	$105,500	$3,079	–	–
2022	Revolving Credit Facility	$85,000	$3,143	–	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.

(2)	Not applicable, as senior securities are not registered for public trading.

Blackstone Long-Short Credit Income Fund

Year	Name of Loan	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000 of Indebtedness	Involuntary Liquidating Preference Per Unit(1)	Average Market Value Per Unit(2)
2012(3)	Revolving Credit Facility	–	–	–	–
2013(3)	Revolving Credit Facility	–	–	–	–
2014	Revolving Credit Facility	$73,000	$4,100	–	–
2015	Revolving Credit Facility	$96,000	$3,033	–	–
2016	Revolving Credit Facility	$93,000	$3,314	–	–
	MRPS (Series A)	$20,000	$2,905	$1,000	–
2017	Revolving Credit Facility	$112,000	$3,117	–	–
	MRPS (Series A)	$20,000	$2,644	$1,000	–
2018	Revolving Credit Facility	$107,500	$3,032	–	–
	MRPS (Series A)	$20,000	$2,556	$1,000	–
2019	Revolving Credit Facility	$108,000	$3,037	–	–
	MRPS (Series A)	$20,000	$2,562	$1,000	–
2020	Revolving Credit Facility	$95,900	$3,189	–	–
	MRPS (Series A)	$20,000	$2,638	$1,000	–
2021	Revolving Credit Facility	$98,900	$3,157	–	–
	MRPS (Series A)	$20,000	$2,626	$1,000	–
2022	Revolving Credit Facility	$82,800	$3,171	–	–
	MRPS (Series A)	$20,000	$2,552	$1,000	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.

(2)	Not applicable, as senior securities are not registered for public trading.

(3)	At December 31, 2012 and 2013, the Fund did not have a revolving credit agreement or MRPS, but it had securities lending arrangements with cash collateral received valued as $52,405,671 and $38,219,410, respectively

Annual Report | December 31, 2022	129

Blackstone Credit Funds	Senior Securities

December 31, 2022 (Unaudited)

Blackstone Strategic Credit Fund

Year	Name of Loan	Total Amount Outstanding (in thousands)	Asset Coverage Per $1,000 of Indebtedness	Involuntary Liquidating Preference Per Unit(1)	Average Market Value Per Unit(2)
2012	Revolving Credit Facility	$125,000	$7,851	–	–
2013	Revolving Credit Facility	$390,000	$3,190	–	–
2014	Revolving Credit Facility	$389,500	$3,062	–	–
2015	Revolving Credit Facility	$331,000	$3,051	–	–
2016	Revolving Credit Facility	$377,000	$2,989	–	–
	MRPS (Series A)	$45,000	$2,777	$1,000	–
2017	Revolving Credit Facility	$375,000	$3,132	–	–
	MRPS (Series A)	$45,000	$2,796	$1,000	–
2018	Revolving Credit Facility	$361,500	$3,015	–	–
	MRPS (Series A)	$45,000	$2,682	$1,000	–
2019	Revolving Credit Facility	$356,500	$3,037	–	–
	MRPS (Series A)	$45,000	$2,697	$1,000	–
2020	Revolving Credit Facility	$309,100	$3,196	–	–
	MRPS (Series A)	$45,000	$2,790	$1,000	–
2021	Revolving Credit Facility	$323,800	$3,131	–	–
	MRPS (Series A)	$45,000	$2,749	$1,000	–
2022	Revolving Credit Facility	$268,900	$3,174	–	–
	MRPS (Series A)	$45,000	$2,717	$1,000	–

(1)	The amount to which a holder of each class of senior security would be entitled upon the involuntary liquidation of the Fund in preference to the holder of any class of security with a junior ranking.
(2)	Not applicable, as senior securities are not registered for public trading.

130	www.blackstone-credit.com

Blackstone Credit Funds	Market and Net Asset Value Information

December 31, 2022 (Unaudited)

The Funds’ Common Shares are listed on the New York Stock Exchange and trade under the tickers and commenced trading as shown below.

Fund	Ticker	Trading Commencement
Blackstone Senior Floating Rate Term Fund	BSL	May 26, 2010
Blackstone Long-Short Credit Income Fund	BGX	January 27, 2011
Blackstone Strategic Credit Fund	BGB	September 26, 2012

Our Common Shares have traded both at a premium and at a discount in relation to the Funds’ NAV per share. We cannot predict whether our Common Shares will trade at a premium or discount to NAV in the future. Our issuance of additional Common Shares may have an adverse effect on prices in the secondary market for our Common Shares by increasing the number of Common Shares available, which may create downward pressure on the market price for our Common Shares.

The following tables set forth for each of the periods indicated the range of high and low closing sale price of our Common Shares and the quarter-end sale price, each as reported on the Exchange, the NAV per share of Common Shares and the premium or discount to NAV per share at which our Common Shares were trading. NAV is generally determined on each business day that the Exchange is open for business. See “Net Asset Value” for information as to the determination of our NAV.

Blackstone Senior Floating Rate Term Fund

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Shares(1)	Premium/ (Discount) of Quarter-End Sale Price to NAV(2)
Fiscal Year 2019
March 29, 2019	16.94	15.33	16.42	16.82	(2.4)%
June 28, 2019	17.01	16.47	16.88	16.73	0.9%
September 30, 2019	17.58	16.27	16.92	16.53	2.4%
December 31, 2019	16.81	15.72	16.15	16.42	(1.6)%
Fiscal Year 2020
March 31, 2020	16.36	9.43	11.74	12.61	(6.9)%
June 30, 2020	13.29	10.64	12.86	14.47	(11.1)%
September 30, 2020	13.96	12.65	13.76	15.25	(9.8)%
December 31, 2020	14.43	13.15	14.22	15.87	(10.4)%
Fiscal Year 2021
March 31, 2021	15.67	14.12	15.56	16.28	(4.4)%
June 30, 2021	16.93	15.40	16.35	16.52	(1.0)%
September 30, 2021	16.68	15.83	16.42	16.53	(0.7)%
December 31, 2021	17.53	16.15	17.01	16.22	4.9%
Fiscal Year 2022
March 31, 2022	17.12	14.22	15.28	15.87	(3.7)%
June 30, 2022	15.82	13.13	13.30	14.32	(7.1)%
September 30, 2022	14.13	12.50	12.56	13.97	(10.1)%
December 30, 2022	13.02	12.24	12.43	14.00	(11.2)%

Annual Report | December 31, 2022	131

Blackstone Credit Funds	Market and Net Asset Value Information

December 31, 2022 (Unaudited)

Blackstone Long-Short Credit Income Fund

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Shares(1)	Premium/ (Discount) of Quarter-End Sale Price to NAV(2)
Fiscal Year 2019
March 29, 2019	15.67	13.99	15.27	16.08	(5.0)%
June 28, 2019	15.79	14.94	15.69	15.98	(1.8)%
September 30, 2019	16.40	15.63	15.78	15.79	(0.1)%
December 31, 2019	15.84	14.94	15.64	15.74	(0.6)%
Fiscal Year 2020
March 31, 2020	16.44	8.61	10.54	11.67	(9.7)%
June 30, 2020	12.25	9.87	12.05	13.61	(11.5)%
September 30, 2020	12.97	11.95	12.86	14.35	(10.4)%
December 31, 2020	13.79	12.41	13.42	14.94	(10.2)%
Fiscal Year 2021
March 31, 2021	14.26	13.36	14.14	15.31	(7.6)%
June 30, 2021	15.18	14.07	15.12	15.53	(2.6)%
September 30, 2021	15.39	14.39	15.17	15.52	(2.3)%
December 31, 2021	15.59	14.32	14.76	15.22	(4.9)%
Fiscal Year 2022
March 31, 2022	15.00	13.05	13.44	14.81	(9.2)%
June 30, 2022	13.74	11.36	11.50	13.04	(11.8)%
September 30, 2022	12.84	10.81	10.90	12.52	(12.9)%
December 30, 2022	11.49	10.58	10.84	12.55	(13.6)%

132	www.blackstone-credit.com

Blackstone Credit Funds	Market and Net Asset Value Information

December 31, 2022 (Unaudited)

Blackstone Strategic Credit Fund

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Shares(1)	Premium/ (Discount) of Quarter-End Sale Price to NAV(2)
Fiscal Year 2019
March 29, 2019	14.79	13.47	14.25	15.69	(9.2)%
June 28, 2019	14.67	14.22	14.67	15.59	(5.9)%
September 30, 2019	15.09	14.26	14.60	15.34	(4.8)%
December 31, 2019	14.59	13.68	14.38	15.26	(5.8)%
Fiscal Year 2020
March 31, 2020	14.92	8.22	10.41	11.45	(9.1)%
June 30, 2020	11.71	9.74	11.42	13.02	(12.3)%
September 30, 2020	12.22	11.16	12.22	13.69	(10.7)%
December 31, 2020	12.75	11.68	12.48	14.19	(12.1)%
Fiscal Year 2021
March 31, 2021	13.40	12.36	13.33	14.52	(8.2)%
June 30, 2021	13.95	13.27	13.93	14.72	(5.4)%
September 30, 2021	14.10	13.55	13.85	14.70	(5.8)%
December 31, 2021	13.94	13.84	13.62	14.45	(5.7)%
Fiscal Year 2022
March 31, 2022	13.79	12.52	13.05	14.08	(7.3)%
June 30, 2022	13.32	10.88	11.17	12.50	(10.6)%
September 30, 2022	12.21	10.53	10.63	12.03	(11.6)%
December 30, 2022	11.09	10.27	10.58	12.08	(12.4)%

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter.
(2)	Calculated as of the quarter-end by dividing quarter-end closing sales price by the quarter-end NAV, minus 1.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2022, from the Staff of the SEC regarding any of its periodic or current reports under the Exchange Act or the 1940 Act, or its registration statement.

Annual Report | December 31, 2022	133

Blackstone Credit Funds	Privacy Procedures

December 31, 2022 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev April 2021

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and income

●    Assets and investment experience

●    Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

134	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

December 31, 2022 (Unaudited)

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone Secured Lending Fund, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●     open an account or give us your income information

●     provide employment information or give us your contact information

●     tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes—information about your creditworthiness

●     affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Annual Report | December 31, 2022	135

Blackstone Credit Funds	Privacy Procedures

December 31, 2022 (Unaudited)

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

136	www.blackstone-credit.com

Blackstone Credit Funds	Privacy Procedures

December 31, 2022 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

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●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);
●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);
●	Professional or employment-related information (e.g., current or past job history); and
●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

●   From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●   When you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

●   When you make transactions with respect to the Fund

●   When you interact with our online platforms and websites (such as bxaccess.com)

●   When you purchase securities from us and/or tell us where to send money

●   From cookies, web beacons, and similar interactions when you or your devices access our sites

●   When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data we obtain from others

We obtain Personal Data from:

●   Publicly available and accessible directories and sources

●   Bankruptcy registers

●   Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●   Governmental and competent regulatory authorities to whom we have regulatory obligations

●   Credit agencies

●   Fraud prevention and detection agencies / organizations

●   Transaction counterparties

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Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●   Meet the resulting contractual obligations we have to you

●   Facilitate the continuation or termination of the contractual relationship between you and the Fund

●   Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●   Undertake our client and investor due diligence, and on-boarding checks

●   Carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

●   Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●   Comply with requests from regulatory, governmental, tax and law enforcement authorities

●   Carry out surveillance and investigations

●   Carry out audit checks

●   Maintain statutory registers

●   Prevent and detect fraud

●   Comply with sanctions requirements

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Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●   Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●   Assess and process any applications or requests made by you

●   Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●   Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●   Address or investigate any complaints, claims, proceedings or disputes

●   Provide you with, and inform you about, our investment products and services

●   Monitor and improve our relationships with investors

●   Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

●   Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’, terrorist financing, and sanctions checks)

●   Manage our risk and operations

●   Comply with our accounting and tax-reporting requirements

●   Comply with our audit requirements

●   Assist with internal compliance with our policies and processes

●   Ensure appropriate group management and governance

●   Keep our internal records

●   Prepare reports on incidents/accidents

●   Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   Analyze and manage commercial risks

●   Seek professional advice, including legal advice

●   Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●   Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●   Monitor communications to/from us using our systems

●   Protect the security and integrity of our information technology systems

●   Protect the security and safety of our buildings and locations where we operate

●   Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●   Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

●   Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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Who we share your Personal Data With

Your Personal Data will be shared with:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●     To manage our relationship with you

●     For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

●     For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

●     Delivering the services you require

●     Managing your investment

●     Supporting and administering investment-related activities

●     Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●     To comply with applicable laws and regulations

●     Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●     Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●     Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

●     Supporting and administering investment-related activities

●     Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●     Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

●     Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

●     Providing you with investment-related services

●     To comply with applicable legal and regulatory requirements

●     Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
●	Other organizations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in "What Personal Data do we collect about you?" above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

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Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data Internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and Your Right to Withdraw It

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details.

Retention and Deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

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Your Rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

●	Restrict the use of your Personal Data in certain circumstances
●	Have incomplete or inaccurate Personal Data corrected
●	Ask us to stop processing your Personal Data
●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or Queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

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Contact Us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

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Blackstone Credit Funds	Trustees & Officers

December 31, 2022 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2023 BGX: 2023 BGB: 2023	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2024 BGX: 2024 BGB: 2024	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds
Jane M. Siebels Birth Year: 1960	Trustee, Member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2023 BGX: 2023 BGB: 2023	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; JackPotJoy (Bahamas) (until 2021); Amber Asset Management (until 2019); Green Cay Asset Management (until 2017)

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INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2025 BGX: 2022 BGB: 2022	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

TRUSTEE EMERITUS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Michael F. Holland(4) Birth Year: 1944	Trustee Emeritus	Trustee From:
BSL: April 2010 – May 2022
BGX: November 2010 – May 2022
BGB: May 2012 – May 2022

Trustee Emeritus Since:
BSL: May 2022
BGX: May 2022
BGB: May 2022

Trustee Emeritus
Term Expires:
BSL: May 2023
BGX: May 2023
		BGB: May 2023	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	N/A	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017)

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OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Chairman of Liquid Credit Strategies. Mr. Smith joined Blackstone Credit from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a B.S. in Accounting from Binghamton University, where he graduated cum laude. He is a Certified Public Accountant.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director and as of 2023 is the Global Head of Liquid Credit Strategies. Mr. Zable is also Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit. Before joining Blackstone Credit, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management. Mr. Renahan previously served for approximately 13 years at Legg Mason and predecessor firms as a Managing Director and Senior Counsel. He was also previously an associate in the New York office of the law firm Battle Fowler LLP (which subsequently merged into Paul Hastings LLP). Mr. Renahan has been an active member of the Investment Company Institute ("ICI") and served as Chairman of the ICI’s Closed-End Fund Committee from 2014-2018.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Principal of Blackstone Credit and part of the Institutional Client Solutions team for Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

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December 31, 2022 (Unaudited)

(1)	The address of each Trustee/Nominee, Trustee Emeritus and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund.

(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

(4)	Mr. Holland became a Trustee Emeritus of the Funds effective May 25, 2022.

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Blackstone

**Trustees**
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

**Investment Manager**
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

**Administrator**
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

**Custodian**
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

**Transfer Agent**
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

**Fund Officers**
Daniel H. Smith, Jr.
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

**DRIP Administrator**
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

**Independent Registered Public Accounting Firm**
Deloitte & Touche LLP
1601 Wewatta Street , Suite 400
Denver, Colorado 80202

**Legal Counsel**
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

*This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.*
*Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.*
*Information on the Funds is available at www.blackstone-credit.com.*

**1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM**

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021 were $98,583 and $96,483, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2021 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,931 and $10,931, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2022 and December 31, 2021 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 were $10,931 and $10,931, respectively.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D'Alelio

Gary S. Schpero

Jane Siebels

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 99.7, is a copy of the registrant’s proxy voting policies and procedures.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2022

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of Blackstone Liquid Credit Strategies, LLC (the “Adviser”). Gordon McKemie and Robert Post are also portfolio managers for the Fund and sit on the Investment Committee. The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015

Mr. Zable is a Senior Managing Director and the Global Head of Liquid Credit Strategies ("LCS"). He is also a member of Blackstone Credit’s LCS Management Committee, and sits on LCS’s U.S. Syndicated Credit Investment Committee, Global Structured Credit Investment Committee, Asset Allocation Committee, and CLO Origination Committee.

Prior to joining Blackstone Credit, then known as GSO Capital Partners, in 2007 Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

Mr. Zable received a B.S. from Cornell University and an M.B.A in Finance from The Wharton School at the University of Pennsylvania.

Gordon McKemie	Portfolio Manager	Since April 2015

Mr. McKemie is a Managing Director and a Portfolio Manager of the closed-end and exchange-traded funds in Blackstone Credit’s Liquid Credit Strategies (“LCS”) unit. He sits on LCS’s U.S. Syndicated Credit Investment Committee.

Prior to joining Blackstone Credit, then known as GSO Capital Partners, in 2012 Mr. McKemie was an Associate in Leveraged Finance at CitiFirm and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers.

Mr. McKemie received a B.B.A. with a concentration in Finance from the Goizueta Business School at Emory University and is a CFA Charterholder.

Robert Post	Portfolio Manager	Since August 2020

Mr. Post is a Managing Director and Head of U.S. CLO portfolio management for Blackstone Credit’s Liquid Credit Strategies (“LCS”) unit. He sits on LCS's U.S. Syndicated Credit Investment Committee.

Prior to joining Blackstone Credit, then known as GSO Capital Partners, in 2017 Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates. Previously, Mr. Post was an Analyst at BMO Capital Markets, where he was involved with the ongoing monitoring and structuring of leveraged finance transactions. Mr. Post began his career at MetLife Investments as a credit analyst focused on corporate bonds.

Mr. Post received a B.A. in Economics with a concentration in Financial Markets from Colby College.

(a)(2) As of December 31, 2022, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	4	1,754	0	0
Other Pooled Accounts	58	87,551	58	87,551
Other Accounts	1	28	0	0
Gordon McKemie					See below(1)
Registered Investment Companies	6	7,829	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0
Robert Post					See below(1)
Registered Investment Companies	4	1,754	0	0
Other Pooled Accounts	57	29,017	57	29,017
Other Accounts	1	28	0	0

*	Including the registrant.

(1)	Potential Conflicts of Interest

The purchase of common shares of beneficial interest (“Common Shares”) in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and holders of Common Shares of the Fund (“common shareholders”) will be subject to a number of actual and potential conflicts of interest involving the Firm (defined below). In addition, as a consequence of Blackstone Inc. (collectively with its affiliates as the context requires, “Blackstone” and together with Blackstone Credit, the “Firm”) holding a controlling interest in Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone, “Blackstone Credit”) and Blackstone’s status as a public company, the officers, directors, members, managers and employees of Blackstone Credit will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, Blackstone Credit, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to Blackstone Credit affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit Clients own interests) that Blackstone Credit may establish, advise or sub-advise from time to time and to which Blackstone Credit provides investment management or sub-advisory services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit Clients” shall not include Blackstone Credit in its role as principal of any account, including any accounts for which Blackstone Credit or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other Blackstone Credit Clients and Blackstone Clients.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions, such as the Firm’s information wall policy) regarding the sharing of information that may from time to time reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which Other Clients may be considering making an investment. The information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between the Adviser and other business units at the Firm. Personnel of the Firm may be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally. In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Board’s oversight. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests. In addition, the Adviser may in certain situations choose to obtain the consent of the Board with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund may enter into joint transactions or cross-trades with clients or affiliates of the Adviser to the extent permitted by the 1940 Act, the Advisers Act and any applicable co-investment order from the Securities and Exchange Commission (the “SEC”). Subject to the limitations of the 1940 Act, the Fund may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds managed by Blackstone Credit.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the investment advisory agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. Firm personnel, including members of the investment committee, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of the Adviser’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such Other Clients of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the common shareholders. Furthermore, Blackstone Credit’s and the Adviser’s personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit may share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser may be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside business activities, as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance that conflicts of interest between the interests of the Fund and Other Clients will be resolved favorably for the Fund. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to the obligors in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority). There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Common shareholders will not receive any benefit from any such investments, and the financial incentives of such Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund.

Additionally, certain employees and other professionals of the Firm may have family members or relatives employed by advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Fund invests, or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its obligors and/or assets, or service providers of the Fund. Moreover, in certain instances, the Fund or its obligors can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships also may influence Blackstone, the Adviser and/or Blackstone Credit in deciding whether to select or recommend certain service providers to perform services for the Fund or obligors (the cost of which will generally be borne directly or indirectly by the Fund or such obligors, as applicable) and to incentivize Blackstone to engage such service provider over a third party. The fees for services provided by such service providers may or may not be at the same rate charged by other third parties and the Firm undertakes no obligations to select service providers who may have lower rates. The Firm undertakes no minimum amount of benchmarking. To the extent the Firm does engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not the Firm has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost. Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm.

Secondments and Internships. Certain personnel of the Firm and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors, service providers and vendors or common shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operation support, data management and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by the Firm and its affiliates or the organization for which the personnel are working or both. In addition, personnel of portfolio companies, vendors and service providers (including law firms and accounting firms) and common shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to, serve internships at or otherwise provide consulting services to, the Firm, the Fund and its obligors, and Other Clients and its portfolio companies. While often the Fund, Other Clients and their obligors or portfolio companies (as applicable) are the beneficiaries of these types of arrangements, the Firm is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor or service provider also provides services to the Fund, Other Clients, their obligors or portfolio companies (as applicable) or the Firm in the ordinary course. The Firm, the Fund, Other Clients or their obligors or portfolio companies (as applicable) could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto and the Fund may not receive any benefit as a result of these arrangements. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to the Firm, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and the Firm will endeavor in good faith to allocate the costs of these arrangements, if any, to the Firm, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance.

Other Benefits. Blackstone Credit and its personnel will receive certain intangible and/or other benefits, rebates and/or discounts and/or perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fee or incentive fees or otherwise be shared with the Fund, investors and/or portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the investment advisory agreement (“Fund Expenses”), may result in “miles” or “points” or credit in loyalty/status programs, and such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to Blackstone Credit and/or such personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne by the Fund and/or portfolio companies. Blackstone Credit, its personnel, and other related persons also receive discounts on products and services provided by portfolio companies and/or customers or suppliers of such portfolio companies. Such other benefits or fees may give rise to conflicts of interest in connection with the Fund’s investment activities, and while the Adviser and Blackstone Credit will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund. (See also “—Obligor/Portfolio Company Service Providers and Vendors” and “—Obligor/Portfolio Company Relationships Generally” below.)

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit may engage and retain strategic advisers, consultants, senior advisors, executive advisers, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which may include former employees of Blackstone and/or Blackstone Credit, as well as current employees of Blackstone’s and/or Blackstone Credit’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit, including through joint ventures, investment platforms, other entities or similar arrangements, and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to Blackstone Credit or to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of Blackstone Credit under the investment advisory agreement, the compensation to such consultants may be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit. In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or the Fund may, subject to applicable law, be treated as Fund Expenses and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit, be deemed paid to or received by Blackstone Credit, and such amounts will not reduce the management fees or incentive fees payable.

To the extent permitted by applicable law and/or any applicable SEC-granted exemptive or no-action relief, these Senior and Other Advisors often have the right or may be offered the ability to (i) co-invest alongside the Fund, including in the specific investments in which they are involved (and for which they may be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived management fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation generally will result in the Fund being allocated a smaller share of the applicable investment. Such co-investment and/or participation may vary by transaction and such participation may, depending on its structure, reduce the Fund’s returns. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as other Blackstone Clients, may be (or have the preferred right to be) investors in Blackstone Credit’s portfolio companies (which, in some cases, may involve agreements to pay performance fees or allocate profits interests to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as other Blackstone Clients, may also, subject to applicable law, have rights to co-invest with the Fund on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisor.

The time, dedication and scope of work of, and the nature of the relationship with each of the Senior and Other Advisors vary considerably. In certain cases, they may advise Blackstone on transactions, provide Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and may be exclusive service providers to Blackstone) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund may rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Fund for any length of time. In certain instances, Blackstone has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they can be expected to have dedicated offices at Blackstone, receive administrative support from Blackstone personnel, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment advisory agreement between the Fund and Blackstone. Some Senior and Other Advisors may provide services only for the Fund and its obligors, while others may have other clients. Senior and Other Advisors could have conflicts of interest between their services for the Fund and its obligors, on the one hand, and themselves or other clients, on the other hand, and Blackstone is limited in its ability to monitor and mitigate these conflicts. Blackstone expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone, the Fund and/or any portfolio companies for the duration of the relevant investments.

As an example of the foregoing, in certain investments through joint ventures, investment platforms, other entities or similar arrangements, the Fund will from time to time enter into an arrangement with one or more individuals (who may be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, may have experience or capability in sourcing or managing investments, and may form a management team) to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund, or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or other similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliated entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None of the fees, costs or expenses described above will reduce the management fee.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors may receive reimbursement of reasonable related expenses by portfolio companies or the Fund and may have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors may receive special additional fees or allocations comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction to the management fee payable by the Fund) and not Blackstone Credit.

Multiple Firm Business Lines. The Firm has multiple business lines, including the Blackstone Capital Markets Group, which, subject to applicable law, Blackstone, Blackstone Credit, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, the Firm is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, the Firm may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Firm businesses and their personnel may be prohibited by law or contract from sharing information with Blackstone Credit that would be relevant to monitoring the Fund’s investments and other activities. Additionally, Blackstone, Blackstone Credit or Other Clients can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its obligors and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Clients could have granted exclusivity to a joint venture partner that limits the Fund and Other Clients from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone, Blackstone Credit or an Other Client could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. (See also “—Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities”). Finally, Blackstone and Blackstone Credit personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other Firm businesses or for other reasons, including other business activities in which case the Fund will not benefit from their experience. The common shareholders will not receive a benefit from any fees earned by the Firm or their personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. (See “—Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities” and “—Obligor/Portfolio Company Relationships Generally.”) Subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Also, Blackstone will represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings and will serve as advisor to creditor and equity committees. This involvement, for which Blackstone will from time to time be compensated, could limit or preclude the flexibility that the Fund would otherwise have to buy or sell certain assets, and may require that the Fund dispose of an investment at an inopportune time.

Finally, Blackstone and other Blackstone Clients could acquire shares in the Fund in the secondary market. Blackstone and other Blackstone Clients would generally have greater information than counterparties in such transactions, and the existence of such business could produce conflicts, including in the valuation of the Fund’s Investments.

Minority Investments in Asset Management Firms. Blackstone and other Blackstone Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, other Blackstone Clients and their respective portfolio companies, and which may from time to time engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their sponsored funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone may nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and other Blackstone Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and other Blackstone Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers may not be affiliated with the Fund within the meaning of the 1940 Act, Blackstone may, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein may give rise to conflicts of interest. Participation rights in a third party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that may have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective obligors and portfolio companies may from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds, and such transactions and other commercial arrangements between such third party asset managers and the Fund and its obligors are not subject to approval by the Board. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its obligors, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. These conflicts related to investments in and arrangements with other asset management firms, will not necessarily be resolved in favor of the Fund.

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures, such as Blackstone’s information wall policy, implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions, will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which Other Clients may be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other respective businesses and otherwise be unavailable to the Fund. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, in some instances, the Fund would not be able to initiate a transaction that it otherwise might have initiated and would not be able to arrange for the sale and liquidation of all or any portion of an investment that it otherwise might have sold.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its obligors and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone reserves the right to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Data. The Firm receives or obtains various kinds of data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable), including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data.” The Firm may be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to (and rights regarding) this data and information from the Fund, Other Clients and their obligors or portfolio companies (as applicable). The Firm has entered and will continue to enter into information sharing and use arrangements with the Fund, Other Clients and their obligors or portfolio companies (as applicable), related parties and service providers, which may give the Firm access to (and rights regarding) data that it would not otherwise obtain in the ordinary course. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its obligors also provides material benefits to Blackstone, Blackstone Credit or Other Clients without compensation or other benefit accruing to the Fund or common shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone, Blackstone Credit and Other Clients that do not own an interest in the portfolio company, without compensation or benefit to the Fund or its obligors. Further, data is expected to be aggregated across the Fund, Other Clients and their respective obligors/portfolio companies and, in connection therewith, Blackstone would serve as the repository for such data, including with ownership and use rights therein.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use data and information from the Fund’s activities to assist in the pursuit of the Firm’s various other activities, including to trade for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading can be expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or common shareholders.

The sharing and use of “big data” and other information presents potential conflicts of interest and the common shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees, costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise be shared with the Fund or common shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future may provide data management services to portfolio companies and may also provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the investment advisory agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). Where Blackstone believes appropriate, data from one Data Holder may be pooled with data from other Data Holders. Any revenues arising from such pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit in its sole discretion, with Blackstone Credit able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)), and will not offset the management fee or otherwise shared with the Fund or common shareholders; provided, that any such expenses or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services. Additionally, Blackstone may determine to share the products from such Data Management Services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders would not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone could create incentives for the Firm to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Blackstone and Blackstone Credit Strategic Relationships. Blackstone and Blackstone Credit have entered, and it can be expected that Blackstone and Blackstone Credit in the future will enter, into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit (which will afford such investor special rights and benefits) that could incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus) in addition to the Fund’s strategy (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit funds, one of which may include the Fund. Common shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) and will be unable to elect in the “most-favored-nations” election process any rights or benefits afforded through a Strategic Relationship. Specific examples of such additional rights and benefits include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest, secondment of personnel from the investor to Blackstone or Blackstone Credit (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit funds (including in respect of any carried interest and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). The co-investment that is part of a Strategic Relationship may include co-investment in investments made by the Fund. Blackstone, including its personnel (including Blackstone Credit personnel), may receive compensation from Strategic Relationships and be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships may therefore result in fewer co-investment opportunities (or reduced or no allocations) being made available to common shareholders, subject to the 1940 Act.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its obligors may purchase investments or assets from or sell investments or assets to common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its obligors, on the one hand, and common shareholders, other obligors of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board or any common shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a common shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Fund or any of its obligors to purchase or sell any asset or investment from or to a common shareholder, other obligors of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Common shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Blackstone Credit has received an exemptive order that permits certain funds, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit, and certain funds managed and controlled by Blackstone Credit and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.

Transactions with Clients of Blackstone Insurance Solutions. Blackstone Insurance Solutions (“BIS”) is a business unit of Blackstone that comprises two affiliated registered investment advisers. BIS provides investment advisory services to insurers (including insurance companies that are owned, directly or indirectly, by Blackstone or Other Clients, in whole or in part). Actual or potential conflicts of interest may arise with respect to the relationship of the Fund and its obligors with the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Clients and the Fund. BIS Clients may have investment objectives that overlap with those of the Fund or its obligors, and such BIS Clients may invest, as permitted by applicable law and the Fund’s exemptive relief, alongside the Fund or such obligors in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such obligors. BIS Clients will also participate in transactions related to the Fund and/or its obligors (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its obligors or in other transactions related to the Fund or its obligors, BIS Clients may or may not invest or divest at the same time or on the same terms as the Fund or the applicable obligors. BIS Clients may also from time to time acquire investments and obligors directly or indirectly from the Fund, including one or more royalty streams, which may be securitized with other royalty streams, as permitted by applicable law and the Fund’s exemptive relief. In circumstances where Blackstone Credit determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone or Blackstone Credit implements, Blackstone Credit or the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone may, in its discretion, involve independent members of the board of a portfolio company or a third-party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool may have a return profile appropriate for the Fund, while others may have a return profile not appropriate for the Fund but appropriate for Other Clients. Also, a pool may contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore, subject to applicable law and the conditions of the Fund’s co-investment relief, among the Fund and Other Clients acquiring any of the assets, securities and instruments. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, be averaged, which may be disadvantageous to the Fund.

Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment order issued by the SEC may restrict the Fund’s ability to participate in follow-on financings. Blackstone Credit may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit may cause the Fund or Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Fund will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and, subject to applicable law, a decision by Blackstone Credit to take any particular action could have the effect of benefiting an Other Client (and, incidentally, may also have the effect of benefiting Blackstone Credit) and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the 1940 Act.

Related Financing Counterparties. The Fund can be expected to invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its obligors. Blackstone Credit takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit and their funds, and such other factors that Blackstone and Blackstone Credit deem relevant under the circumstances. The cost of debt alone is not determinative.

The Firm could have incentives to cause the Fund and its obligors to accept less favorable financing terms from a common shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund or a portfolio company occupies a more senior position in the capital structure than a common shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its obligors, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their obligors or portfolio companies (as applicable) delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to common shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from common shareholders or the Board in the case of any of these conflicts.

The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions will, in certain circumstances, be taken for the benefit of the Fund and its obligors that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective obligors or portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which can be expected to be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its obligors, the Firm may decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit-sponsored transactions, Blackstone Credit will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its obligors receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund may take actions for its benefit, particularly if the Fund’s Investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Clients can be expected to provide financing to the Fund and its obligors subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular Investment. Participation by Other Clients in some but not all financings of the Fund and its obligors may adversely impact the ability of the Fund and its obligors to obtain financing from third parties when Other Clients do not participate, as it may serve as a negative signal to market participants.

Any financing provided by a common shareholder or an affiliate to the Fund or a portfolio company is not a capital contribution to the Fund.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by Blackstone Credit in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its obligors. The Firm owes a fiduciary duty to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which may include one or more Other Clients) may take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described above in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its obligors. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund or its obligors in any such securities or related securities. In addition, the Fund may not pursue an investment in a portfolio company otherwise within the investment strategy of the Fund as a result of such trading activities by Other Clients.

Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit and Blackstone provide investment management, advisory and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. In addition, certain investment opportunities that fall within the Fund’s investment objectives or strategy may be allocated in whole or in part (a) to Blackstone or Blackstone Credit itself, such as strategic investments made by Blackstone or Blackstone Credit itself (whether in financial institutions or otherwise), or (b) to Other Clients, such as Other Clients that have investment objectives or guidelines similar to or overlapping, in whole or in part, with the Fund to some extent, or pursue similar returns as the Fund but have a different investment strategy or objective.

Allocation Methodology Considerations

Blackstone Credit will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Advisers Act, and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, Blackstone Credit may also consider the following factors in making any allocation determinations (which determinations shall be on a basis that Blackstone Credit believes in good faith to be fair and reasonable), and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles; (ii) the Fund’s and/or the Other Clients’ investment guidelines, restrictions, terms, objectives, parameters, limitations and other contractual provisions, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (iii) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients; (iv) liquidity considerations of the Fund and the Other Clients, including during a ramp-up or wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting, political, national security and other consequences; (vi) regulatory or contractual restrictions or consequences (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Blackstone Credit Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone Credit by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available to the Fund and all Other Clients; (xiii) available capital of the Fund and the Other Clients, (xiv) primary and permitted investment strategies, guidelines, liquidity positions and requirements, and objectives of the Fund and the Other Clients, including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts with similar investment strategies and objectives), (xv) sourcing of the investment, (xvi) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment, (xvii) expected investment return, (xviii) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows), (xix) capital expenditure required as part of the investment, (xx) portfolio diversification and concentration concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment), (xxii) timing expected to be necessary to execute an investment, (xxiii) whether Blackstone Credit believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone and (xxiv) any other considerations deemed relevant by Blackstone Credit in good faith.

Blackstone Credit shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone Credit determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund for any one or a combination of the reasons specified above, or if Blackstone Credit is otherwise restricted from presenting such investment opportunity to the Fund.

In addition, Blackstone Credit has received an exemptive order from the SEC that permits certain existing and future funds regulated under the 1940 Act (each, a “Regulated Fund”) that are Other Blackstone Credit Clients, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit, and certain funds managed and controlled by Blackstone Credit and its affiliates, including the Fund and Other Blackstone Credit Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund, such Other Blackstone Credit Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund, such Other Blackstone Credit Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Regulated Fund(s) did not participate in such investment opportunity. The exemptive order also restricts the ability of the Fund (or any such Other Blackstone Credit fund) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund may be unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds may be unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments involving the Fund, any Other Blackstone Credit Client and any Regulated Funds, any of which may impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.

Moreover, with respect to Blackstone Credit’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit believes in good faith to be fair and reasonable), Blackstone Credit and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed energy) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit will be allocated in accordance with Blackstone’s and Blackstone Credit’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit, the Fund and Other Blackstone Credit Clients.

When Blackstone Credit determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit provides the opportunity or offers the opportunity to Other Clients, Blackstone or Blackstone Credit, including their personnel (including Blackstone Credit personnel), can be expected to receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit. As a result, Blackstone Credit (including Blackstone Credit personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or Blackstone Credit can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Blackstone Credit makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit, or circumstances not foreseen by Blackstone Credit at the time of allocation, will, in certain circumstances, cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit expects to be consistent with the Fund’s objectives may fail to achieve them.

The Adviser may, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Fund to common shareholders, Other Clients, and investors of such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion, subject to the Fund’s exemptive relief. From time to time, Blackstone Credit may form one or more funds or accounts to co-invest in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors in Blackstone Credit’s discretion pursuant to the Fund’s exemptive relief.

Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit or its affiliates consider equitable.

There may be circumstances, including in the case where there is a seller who is seeking to dispose of a pool or combination of assets, properties, securities or instruments, where the Fund and Other Clients participate, subject to applicable law, in a single or related transactions with a particular seller where certain of such assets, properties, securities or instruments are specifically allocated (in whole or in part) to any of the Fund and such Other Clients. The allocation of such specific items generally would be based on the Adviser’s determination of, among other things, the expected returns for such items, and in any such case the combined purchase price paid to a seller would be allocated among the multiple assets, properties, securities or instruments based on a determination by the seller, by a third-party valuation firm and/or by the Adviser and its affiliates. Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit may, in certain circumstances, pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of such reimbursements may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or common shareholders. This means that co-investment opportunities that are sourced by the Fund may be allocated to investors that are not common shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.

Certain Investments Inside the Fund’s Strategy that are not Pursued by the Fund. Under certain circumstances, Blackstone or Blackstone Credit can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s strategy, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective obligors or portfolio companies or Blackstone. In addition, Blackstone Credit will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit in its sole discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit in its sole discretion. In any such case Blackstone or Blackstone Credit could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or common shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different Blackstone or Blackstone Credit business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit believes to be the case. In any event, there can be no assurance that Blackstone Credit’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit, including their personnel, may receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit. In some cases, Blackstone or Blackstone Credit earns greater fees when Other Clients participate alongside or instead of the Fund in an Investment.

Cross Transactions. Situations may arise where certain assets held by the Fund may be transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act and in accordance with the practices set out in “Other Conflicts” herein.

Fund Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment order issued by the SEC, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

The Fund has received an exemptive order from the SEC that permits it, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict the Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Fund may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. The Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Investments in Portfolio Companies Alongside Other Clients. From time to time, the Fund will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable SEC-granted order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest may still arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles may not be the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit, as a result, may have conflicting goals with respect to the price and timing of disposition opportunities. Such Other Clients may also have certain governance rights for legal, regulatory or other reasons that the Fund will not have. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times and on different terms.

Debt Financings in connection with Acquisitions and Dispositions. The Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third party purchaser commits to purchase such investments or assets from one or more Other Clients. The Fund may also make investments and provide debt financing with respect to obligors in which Other Clients and/or affiliates hold or propose to acquire an interest, including when such investments or debt financing would result in the repayment of an Other Client’s existing investment. While the terms and conditions of any such arrangements will generally be at arm’s length and negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the applicable management company’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

Firm Involvement in Financing of Third Party Dispositions by the Fund. The Fund may from time to time dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund may give rise to potential or actual conflicts of interest.

Material, Non-Public Information. Blackstone Credit will come into possession of confidential information with respect to an Issuer. Blackstone Credit may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act for the Fund upon any such information. Therefore, the Fund may not have access to confidential information in the possession of Blackstone Credit that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Blackstone Credit Clients, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.

In addition, affiliates of Blackstone Credit within Blackstone may come into possession of confidential information with respect to an issuer. Blackstone Credit may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to confidential information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Break-up and other Similar Fees. Break-up or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit. Alternatively, the Fund could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit to be appropriate in the circumstances. Generally, Blackstone Credit would not allocate break-up or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment vehicle unless such person would also share in broken deal expenses related to the potential investment. In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, data management and services fees or payments and other similar fees and annual retainers (whether in cash or in kind) are received by Blackstone, such fees will not be required to be shared with the Fund or the common shareholders and will not reduce the management fee payable by the Fund.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated). Blackstone Credit is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment documentation, and legal, accounting, tax, printing expenses and other due diligence and pursuit costs and expenses. Any such broken deal expenses could, in the sole discretion of Blackstone Credit, be allocated solely to the Fund and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. In the event broken deal expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their obligors/portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its obligors, such as fees for asset development and property management; investment management, underwriting, syndication or refinancing of a loan or investment; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; advisory services; investment banking and capital markets services; treasury and valuation services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage solutions and risk management services; data extraction and management products and services; and other products and services (including but not limited to restructuring, consulting, monitoring, commitment, syndication, origination, organization and financing, and divestment services). Such parties will also provide products and services for fees to the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties, as applicable, as well as third parties. Further, such parties could provide products and services for fees to the Fund, Other Clients and their obligors/portfolio companies in circumstances where third-party service providers are concurrently providing similar services to the Fund, Other Clients and their obligors/portfolio companies. Through its Innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to be introduced to, and therefore frequently provide goods and services to, the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their obligors/portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its obligors would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or common shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their obligors/portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its obligors. The Fund and its obligors will incur expense in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties may also receive compensation in connection with origination activities, referrals and other related activities of such business incubated by the Blackstone Innovations group, and unconsummated transactions.

Blackstone Credit, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit, Other Clients and their portfolio companies, and their affiliates, personnel and related parties may acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit does not have any obligation to ensure that fees for products and services contracted by the Fund or its obligors are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit may not be aware of every commercial arrangement between the Fund and its obligors, on the one hand, and the Firm, Other Clients and their obligors/portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Fund and common shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities.”)

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its obligors, or otherwise in arranging financing (including loans) for such obligors or advise on such transactions. Such underwritings, financings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone can also be expected to provide, either alone or alongside third parties performing similar services, placement, financial advisory or other similar services to purchasers or sellers of securities (including in connection with primary offerings, secondary transactions and/or transactions involving special purpose acquisition companies), including loans or instruments issued by portfolio companies. There may also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate or broker for the Fund or its obligors, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company and purchase securities from or sell securities to the Fund, Other Clients or obligors/portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund or its obligors, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its obligors or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets fees, advisory fees (including capital markets advisory fees), lending arrangement fees, asset/property management fees, insurance (including title insurance) fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to the Fund generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. The Board, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board believes that such transactions are appropriate for the Fund and, by investing in Common Shares, a common shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.

Sales of loans or securities for the account of the Fund and its portfolio companies will from time to time be bunched or aggregated with orders for other accounts of the Firm including Other Clients. It could be impossible, as determined by Blackstone Credit in its sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices will, in certain circumstances, therefore be averaged which may be disadvantageous to the Fund.

When Blackstone serves as underwriter with respect to securities of the Fund or its obligors, the Fund and such obligors could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the “lock-up.” This may prejudice the ability of the Fund and its obligors to dispose of such securities at an opportune time. In addition, Blackstone Capital Markets may serve as underwriter in connection with the sale of securities by the Fund or its obligors. Conflicts may arise because such engagement would result in Blackstone Capital Markets receiving selling commissions or other compensation in connection with such sale. (See also “—Obligor/Portfolio Company Relationships Generally” below.)

Blackstone and Blackstone Credit employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.

PJT Partners Inc. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its obligors, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel involved in financial and strategic advisory services at PJT, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone may influence Blackstone Credit to select or recommend PJT to perform services for the Fund or its obligors, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, Blackstone Credit and its affiliates will be free to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT. In addition, one or more investment vehicles controlled by Blackstone may be established to facilitate participation in Blackstone’s side-by-side investment program by employees and/or partners of PJT.

Obligor/Portfolio Company Relationships Generally. The Fund’s obligors are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Clients or other Blackstone affiliates for the provision of goods and services, purchase and sale of assets and other matters. Although the Firm may determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, such agreements, transactions or other arrangements may not have otherwise been entered into but for the affiliation with Blackstone Credit and/or Blackstone. These agreements, transactions or other agreements involve fees, commissions, servicing payments and/or discounts to Blackstone Credit, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund). For example, the Firm may cause, or offer the opportunity to, portfolio companies to enter into agreements regarding group procurement (such as the group purchasing organization), benefits management, purchase of title and/or other insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements may be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board and/or the common shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund may not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Fund and/or its obligors. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its obligors may be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, Blackstone and affiliates of Blackstone may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Fund’s investment strategy, which may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund).

Certain portfolio companies may have established or invested in, or may in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which may not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, may compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Fund for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Fund). In addition, the Fund may hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that may have adverse consequences on the Fund and/or its other obligors.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL Holdings which was formerly known as Fidelity & Guaranty Life Insurance Company and was acquired by Fidelity National Financial Inc., and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“ALIC”) and (iii) the insurance companies comprising American International Group Inc.’s life and retirement business (“AIG L&R”). As of the date of this report, ALIC is a portfolio entity of Other Blackstone Clients which involve investments across a variety of asset classes (including investments that may otherwise be appropriate for the Fund) and Blackstone has acquired a 9.9% equity interest in the parent company of AIG L&R. As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Blackstone Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Blackstone Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, Other Blackstone Clients or other insurance companies. Such arrangements may reduce the allocations of investments to the Fund, and Blackstone may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

Further, obligors with respect to which the Fund may elect members of the board of directors may, as a result, subject the Fund and/or such directors to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this may not always be the case. This may create conflicts of interest between the relevant director’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.

Obligor/Portfolio Company Service Providers and Vendors. Subject to applicable law, the Fund, Other Clients, obligors/portfolio companies of each of the foregoing and Blackstone Credit can be expected to engage obligors/portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (including valuation support services), account management, insurance, procurement, placement, brokerage, consulting, cash management, corporate secretarial services, domiciliation, data management, directorship services, finance/budget, human resources, information technology/systems support, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support (e.g., review of property condition reports), operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, such as tax reporting, debt reporting or other), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services); (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager) of operational services); (d) operational services (i.e., general management of day-to-day operations); (e) risk management (tax and treasury); (f) insurance procurement, placement, brokerage and consulting services; and (g) other services. Similarly, Blackstone Credit, Other Clients and their portfolio companies can be expected to engage obligors of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit from time to time and vice versa. Fees paid by the Fund or its obligors to the other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. Portfolio company service providers described in this section are generally owned and controlled by one or more Other Clients. In certain instances, a similar company could be owned and controlled by Blackstone directly.

Obligors/portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its obligors include, without limitation, the following, and may include additional obligors that may be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services and may provide goods and services for the Fund or its obligors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions and may provide goods and services for the Fund and its obligors.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production and may provide goods and services for the Fund and its obligors.

Refinitiv. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). On January 29, 2021, Refinitiv was sold to London Stock Exchange Group (“LSEG”), with Blackstone private equity funds receiving a minority stake in LSEG. Refinitiv operates a pricing service that provides valuation services and provides goods and services for the Fund and its obligors.

Kryalos. Blackstone through one or more Other Clients has made a minority investment in Kryalos Investments S.r.l. (“Kryalos”), an operating partner in certain real estate investments made by Other Clients. Kryalos may perform services for the Fund and its portfolio companies.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Blackstone through one or more of its funds has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion. RE Tech is expected to perform services for the Fund, its obligors/portfolio companies and Other Clients.

Therma Holdings. Therma Holdings LLC is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services and may provide goods and services for the Fund and its obligors/portfolio companies.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources.

The Fund and its obligors will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. The incentive based compensation paid with respect to a portfolio company or asset of the Fund or Other Clients will vary from the incentive based compensation paid with respect to other portfolio companies and assets of the Fund and Other Clients; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio companies relative to others, and the performance of certain assets and portfolio companies may provide incentives to retain management that also service other assets and portfolio companies. Some of these service providers and vendors owned or controlled by the Fund or Other Clients will charge the Fund and its obligors for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its obligors to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space (including, without limitation, rent and refurbishment costs and office space) and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and IPO-readiness and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs, (including in prior periods, such as where any such costs are amortized over an extended period), although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its obligors bearing less or more costs and expenses. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons. The Firm is not expected to perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its obligors generally will not be reimbursed for any costs (such as start-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit from time to time and vice versa. Fees paid by the Fund or its obligors to these service providers do not the offset or reduce the management fee payable to the Adviser.

Service Providers, Vendors and Other Counterparties Generally. Certain third party advisors and other service providers and vendors to the Fund and its obligors (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above may be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities may indirectly benefit the Firm, the Other Clients (including co-investment vehicles) and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its obligors could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Blackstone has an incentive to use third party services providers who do so as a result of the indirect benefit to Blackstone and additional business for the related service providers and vendors. Fees paid by the Fund or its portfolio companies to or value created in these service providers and vendors do not offset or reduce Fund Fees payable by the Shareholders and are not otherwise shared with the Fund. In the case of brokers, Blackstone has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its obligors for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its obligors consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their obligors/portfolio companies, shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their obligors/portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its obligors are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its obligors can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their obligors/portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors. (See also “Group Procurement; Discounts” herein.)

Subject to applicable law, the Fund, Other Clients and their obligors/portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their obligors/portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm may, from time to time, encourage service providers to funds and investments to use, generally at market rates and/or on arm’s length terms, the Firm-affiliated (and/or on the basis of best execution, if applicable), service providers in connection with the business of the Fund, obligors/portfolio companies, and unaffiliated entities. This practice provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers.

Certain obligors/portfolio companies that provide services to the Fund, Other Clients and/or obligors/portfolio companies or assets of the Fund and/or Other Clients may be transferred between and among the Fund and/or Other Clients (where the Fund may be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit.

Firm Affiliated Service Providers. Certain of the Fund’s, the Firm’s and/or obligor/portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments to such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. In addition to the service providers (including obligor/portfolio company service providers) and vendors described above, the Fund and its obligors/portfolio companies will engage in transactions with one or more businesses that are owned or controlled by the Firm directly, not through one of its funds, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of the Fund and its obligors/portfolio companies, as well as service providers and vendors. The Firm could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain Investments, include:

•	Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.
•	Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Fund.
•	Refinitiv. See “—Obligor/Portfolio Company Service Providers and Vendors.”

In addition, Blackstone has acquired a 9.9% equity interest in the parent company of American International Group Inc.’s life and retirement business. As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Blackstone Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Blackstone Clients. Such arrangements may reduce the allocations of investments to the Fund, and Blackstone may be incentivized to allocate investments away from the Fund to the counterparties to such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.

The Fund could participate alongside the Firm in the acquisition of a service provider. The Firm is expected to establish a valuation methodology in relation to any such sale or acquisition by the Fund of a service provider. In addition, before entering into any such transaction with respect to any such service provider, it is anticipated that the Firm will obtain any consents that may be required under the Advisers Act or other applicable laws or regulations.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers may charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit and, if required by applicable law, the Board, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms). In respect of benchmarking, while Blackstone Credit often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit affiliates in the applicable market or certain similar markets, relevant comparisons may not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets may receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective obligors/portfolio companies and will not reduce the management fee. Finally, in certain circumstances Blackstone Credit can be expected to determine that third party benchmarking is unnecessary, either because the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit’s view no comparable service provider offering such good or service exists or because Blackstone Credit has access to adequate market data to make the determination without reference to third party benchmarking. For example, certain portfolio companies may enter into an employer health program arrangement or similar arrangements with Equity Healthcare, a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, Equity Healthcare is able to negotiate pricing terms from providers that are believed to be more favorable than the companies could obtain for themselves on an individual basis. The payments made to Blackstone in connection with Equity Healthcare, group purchasing, insurance and benefits management will not reduce the management fee payable to the Adviser.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit and/or Blackstone or their respective affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, advisers and service providers may provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their obligors/portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit. Similarly, Blackstone, Blackstone Credit, each of their respective affiliates, the Fund, the Other Clients and/or their obligors/portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their obligors/portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.

Transactions with Portfolio Companies. The Firm and obligors/portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its obligors, among others. In the alternative, the Firm may form a joint venture with such a company to implement such referral arrangement. For example, such arrangements may include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data management services, consulting services, brokerage services, insurance procurement, placement, brokerage and consulting services, and other services) to obligors of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective obligors/portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to obligors/portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as additional equity ownership and/or milestones benefitting the referring or introducing party that are tied or related to participation by the obligors/portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction. Such joint venture or business could use data obtained from such portfolio entities (see “Data” herein). The Fund and the common shareholders will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its obligors. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There may, however, be instances in which the applicable arrangements provide that the Fund or its obligors share in some or all of any resulting financial incentives (including, in some cases, additional equity ownership and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its obligors is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, equity ownership) may be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm may also enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm may enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which may include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. Even though the Firm may benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit may also make referrals and/or introductions to portfolio companies (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from obligors of the Fund and/or portfolio companies of Other Clients. (See “—Data.”) These arrangements may be entered into without the consent or direct involvement of the Fund. The Fund and the common shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm may negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Fund and its obligors will, in certain circumstances, lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but may not always, be at market rates. Blackstone may confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business and with regard to other decisions related to such assets and investments. Blackstone can be expected to, but may not always, nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Fund and its obligors will lease to or from any such related parties on terms as favorable to the Fund and its obligors as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund (other than alternative investment vehicles) and/or the Other Clients may require or prefer facing only one fund entity or group of entities, which may result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable partnership agreements or other governing documents thereof), which in each case may result in the Fund, such Other Clients, such portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms may be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool or such persons otherwise defaulting on their obligations under the terms of such arrangements.

Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple obligors of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) obligors of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount may vary depending upon the type of financing or refinancing (e.g., cushions for refinancings may be smaller)). The obligor/portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back or other similar reimbursement agreements to ensure no obligor/portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the obligors/portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Joint Venture Partners. The Fund will from time to time enter into one or more joint venture arrangements with third party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Adviser in its sole discretion. The joint venture partners could provide services similar to those provided by the Adviser to the Fund. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Fund. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Fund, Other Clients, or their respective obligors/portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing.

Group Procurement; Discounts. The Fund (subject to applicable law) and certain portfolio companies will enter into agreements regarding group procurement (including, but not limited to, CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which can be expected to include brokerage and/or placement thereof, and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention) from a third party or an affiliate of Blackstone Credit and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Fund, Other Clients and their obligors/portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to Blackstone Credit and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Fund and its obligors and/or related to a portion of the savings achieved by the obligors. Such commissions or payment will not reduce the management fee. The Firm can also be expected to also receive consulting or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit. Further, the benefits received by a particular portfolio company providing the service may be greater than those received by the Fund and its obligors receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and common shareholders rely on the Adviser to handle them in its sole discretion.

Diverse Shareholder Group. The common shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The common shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit that may participate in the same investments as the Fund, and investor personnel may have incentives or conflicts with respect to their investments in the Fund or Other Clients, including matters Blackstone Credit is not aware of, such as interests in Blackstone. The conflicting interests of individual common shareholders with respect to other common shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments, financing, tax profile and timing of disposition of investments. As a consequence, conflicts of interest will, in certain circumstances, arise in connection with the decisions made by the Adviser or Blackstone Credit, including with respect to the nature or structuring of investments that can be expected to be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund can be expected to make investments that will, in certain circumstances, have a negative impact on related investments made by the common shareholders in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit will consider the investment and tax objectives of the Fund and the common shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit) as a whole, not the investment, tax or other objectives of any common shareholder individually.

In addition, certain common shareholders also could be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable SEC-granted order. Common shareholders also may include affiliates of the Firm, such as Other Clients, affiliates of obligors/portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons can be expected to also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and common shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as common shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm may have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Fund or its obligors will, in certain circumstances, be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a common shareholder or an affiliate of a common shareholder (which may occur in connection with such common shareholder or its affiliates making an investment in the Fund or Other Clients), including with respect to one or more investments (or types of investments). Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such common shareholders described in the previous sentences can be expected to therefore have different information about the Firm and the Fund than common shareholders not similarly positioned. In addition, conflicts of interest will, in certain circumstances, arise in dealing with any such common shareholders, and the Adviser and its affiliates may be motivated to enter into agreements, transactions or arrangements with common shareholders or their affiliates in order to secure capital commitments from investors in Other Clients and may otherwise be motivated by factors other than the interests of the Fund. Similar information disparity may occur as a result of common shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain common shareholders can be expected to periodically request from the Adviser information regarding the Fund, its investments and/or obligors that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all common shareholders. In such circumstances, the Adviser may provide such information to such common shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all common shareholders (although the Adviser will generally provide the same information upon request and treat common shareholders equally in that regard). As a result, certain common shareholders may have more information about the Fund than other common shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all common shareholders seek, obtain or process the same information regarding the Fund, its investments and/or obligors. Therefore, certain common shareholders can be expected to be able to take actions on the basis of such information which, in the absence of such information, other common shareholders do not take. Furthermore, at certain times the Firm will, in certain circumstances, be restricted from disclosing to the common shareholders material non-public information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, can be expected to also be common shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and can be expected to receive information about the Fund and its obligors in their capacity as a service provider or vendor to the Fund and its obligors.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

The Fund has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A common shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its obligors, and may engage in transactions with, and provide services to, the Fund or its obligors (which may include providing leverage or other financing to the Fund or its obligors as determined by the Adviser in its sole discretion). None of the Fund, any common shareholder or any other person shall have any rights by virtue of the Fund’s operative documents in any business ventures of any common shareholder. The common shareholder, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Fund will purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit and/or Blackstone on a fair and reasonable basis, subject to approval by the Board.

Technological and Scientific Innovations. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular Investment may not have been foreseeable at the time the Fund made such investment and may adversely impact the Fund and/or its obligors/portfolio companies. Furthermore, Blackstone Credit could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser can be expected to trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the Fund holds or acquires an investment (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the Fund or pursue similar investment opportunities as the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser can be expected to take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

(a)(3) Portfolio Manager Compensation as of December 31, 2022.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2022.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers(1)
Robert Zable	$10,001-$50,000
Gordon McKemie	None
Robert Post	None

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99.7.

(d) Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	March 3, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	March 3, 2023

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 3, 2023